Registration No. 33-12911
As filed on June 26, 1997                              Registration No. 811-5075


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 23
                                     and/or


               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                                Amendment No. 25
                        (Check appropriate box or boxes)


                              THE AAL MUTUAL FUNDS
               (Exact name of registrant as specified in charter)

                              222 West College Ave.
                         Appleton, Wisconsin 54919-0007
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (414)734-5721
                                 Robert G. Same
                                    Secretary
                              The AAL Mutual Funds
                             222 West College Avenue
                             Appleton, WI 54919-0007
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box):

o  immediately  upon  filing  pursuant  to  paragraph  (b)  of  Rule  485
o  on_____________,  pursuant  to  paragraph  (b) of Rule 485
o  60 days after  filing pursuant to paragraph  (a)(1) of Rule 485
o  on  September  1, 1997,  pursuant to paragraph (a)(1) of Rule 485
o  75 days after filing pursuant to paragraph (a)(2) of Rule 485
o  on _____________, pursuant to paragraph (a)(2) of Rule 485

==========================================
Registrant has previously registered an indefinite number of its shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a notice under Rule 24f-2 on June 24, 1997.
==========================================
                           Page 1 of pages___.
                           Exhibit index is located at Page

                              The AAL Mutual Funds

                                   Prospectus
                                September 1, 1997

         The AAL Mutual Funds (the "Funds") are a series of separate mutual fund portfolios within a single Trust, each with a specific investment objective. The Funds offer investment opportunities to eligible Lutherans (including their families and their enterprises) and to members and employees of the Aid Association for Lutherans ("AAL"). This prospectus describes the following Funds:

Equity-Oriented Funds

THE AAL CAPITAL GROWTH FUND: Investing in Large Company Stocks THE AAL MID CAP STOCK FUND: Investing in Mid-Sized Company Stocks THE AAL SMALL CAP STOCK FUND: Investing in Small Company Stocks THE AAL INTERNATIONAL FUND: Investing in Foreign Securities

THE AAL EQUITY INCOME FUND (formerly known as The AAL Utilities Fund):Investing in Income-Producing Equity Securities


Income-Oriented Funds

THE AAL BOND FUND:  Investing in Investment Grade Bonds
THE AAL MUNICIPAL BOND FUND: Investing in Tax-Exempt Municipal Securities THE AAL HIGH YIELD BOND FUND: Investing in Below Investment Grade Securities

The AAL High Yield Bond Fund invests primarily in lower-rated bonds, commonly known as "junk bonds." Junk bonds are subject to greater loss of principal and interest. You should carefully assess the risks associated with an investment in this Fund. See "The AAL High Yield Bond Fund - Investment Factors and the Risks Involved."

THE AAL MONEY MARKET FUND:  Investing in Money Market Instruments

The U.S. government neither insures nor guarantees your investment in The AAL Money Market Fund. Also, we (The AAL Mutual Funds) do not give you any assurance that we will be able to maintain a net asset value of $1.00 per share for the Fund.


The prospectus  sets forth  concisely the  information  about the Funds that you ought to know before investing. Read it carefully and keep it for future reference. You can find more detailed information, including investment policies, techniques, restrictions and the risks associated with them, in the Statement of Additional Information ("SAI"), dated September 1, 1997. The SAI has been filed with the Securities and Exchange Commission ("SEC"). The SAI, along with the most recent Annual Report of The AAL Mutual Funds are incorporated in this prospectus by reference (which means that it is legally considered part of this prospectus even though you will not find it printed here). You can
obtain  a copy  of the  SAI  and a copy of the  annual  report  free by  calling
800-553-6319 or writing The AAL Mutual Funds at 222 West College Avenue, Appleton, Wisconsin 54919-0007. The Telecommunications Device for the Deaf ("TDD") number is 800-684-3416. The AAL U.S. Government Zero Coupon Target
Funds, Series 2001 and 2006 are described in a separate prospectus and are closed to additional investments.


LIKE ALL MUTUAL FUND SHARES, NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Prospectus Summary
Reading the Prospectus
The AAL Capital Growth Fund
         Investment Objective
         Investment Policies
         Annual Advisory Fee
         Portfolio Manager
         Investment Factors and Risks Involved
         Summary of Expenses
         Financial Highlights
The AAL Mid Cap Stock Fund
         Investment Objective
         Investment Policies
         Annual Advisory Fee
         Portfolio Manager
         Investment Factors and Risks Involved
         Summary of Expenses
         Financial Highlights
The AAL Small Cap Stock Fund
         Investment Objective
         Investment Policies
         Annual Advisory Fee
         Portfolio Manager
         Investment Factors and Risks Involved
         Summary of Expenses
         Financial Highlights
The AAL International Fund
         Investment Objective
         Investment Policies
         Annual Advisory Fee
         Portfolio Manager
         Investment Factors and Risks Involved
         Summary of Expenses
         Financial Highlights

The AAL  Equity Income Fund
(f/k/a The AAL Utilities Fund)

         Investment Objective
         Investment Policies
         Annual Advisory Fee
         Portfolio Manager
         Investment Factors and Risks Involved
         Summary of Expenses
         Financial Highlights

The AAL Bond Fund
         Investment Objective
         Investment Policies
         Annual Advisory Fee
         Portfolio Manager
         Investment Factors and Risks Involved
         Summary of Expenses
         Financial Highlights
The AAL Municipal Bond Fund
         Investment Objective
         Investment Policies
         Annual Advisory Fee
         Portfolio Manager
         Investment Factors and Risks Involved
         Summary of Expenses
         Financial Highlights
The AAL High Yield Bond Fund
         Investment Objective
         Investment Policies
         Annual Advisory Fee
         Portfolio Manager
         Investment Factors and Risks Involved
         Summary of Expenses
         Financial Highlights
The AAL Money Market Fund
         Investment Objective
         Investment Policies
         Annual Advisory Fee
         Portfolio Manager
         Investment Factors and Risks Involved
         Summary of Expenses
         Financial Highlights
Additional Investment Factors and Risks Regarding the Funds Risks of Investing in Foreign Securities Investment Restrictions Board of Trustees Management of the Trust Buying Shares in the Funds Additional Information about Buying Shares Selling (Redeeming) Your Shares Closing Small Accounts Reinstatement Privilege
Exchange Privilege Net Asset Value (NAV) Dividends, Distributions and Taxes Shareholder Maintenance Agreement Yield and Performance Information Transfer Agent, Custodians and Independent Accountants Organization and Description of Shares Asset Allocation Questions Glossary of Important Terms

PROSPECTUS SUMMARY

Organization of The AAL Mutual Funds


AAL Capital Management Corporation ("AAL CMC"), which is a Delaware corporation organized in 1986, is the investment adviser ("Adviser") and Distributor ("Distributor") for the Funds. As the Adviser, AAL CMC makes the investment decisions for the Funds. As the Distributor, AAL CMC sells the Funds' shares to investors. As of June 1, 1997, AAL CMC managed over $3.99 billion for the Funds.

AAL owns the outstanding stock in AAL CMC. AAL is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. AAL has a mission of bringing Lutherans and their families together to pursue quality living through financial security, volunteer action and help for others. AAL has about 1.7 million members and is one of the world's largest fraternal benefit societies in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the U.S. in terms of ordinary life insurance (nearly $78 billion in force). AAL offers life, health and disability income insurance and fixed and variable annuities to its members. Members belong to one of over 9,500 local AAL branches throughout the U.S.


Reading the Prospectus


References to "you" and "your" in the prospectus refer to prospective investors or shareholders. References to "we," "us" or "our" refer to the Trust or the Funds and Fund management (the Adviser (and/or Sub-Adviser for The AAL International Fund), Distributor, Administrator, Transfer Agent and Custodians) generally.


We have placed a glossary defining important terms at the end of this prospectus. If you are unsure of the meaning of any term in the prospectus, please check the glossary.

The Funds

In the prospectus, we provide you with information on: the investment objectives, policies and risks of investing in the Funds, how to buy and sell shares, management and services provided to the Funds and other information. The following table summarizes the Funds available for your investment.

The AAL Mutual Funds       Primary Objective      Primary Investments      Primary Risks
----------------------------------------------------------------------------=------------
The AAL Capital Growth     Long-Term Capital      Large Company Stocks     Financial and
Fund                       Growth                                          Market
The AAL Mid Cap Stock      Long-Term Capital      Mid-sized Company        Financial and
Fund                       Growth                 Stocks                   Market
The AAL Small Cap          Long-Term Capital      Small Company Stocks     Financial and
Stock Fund                 Growth                                          Market
The AAL International      Long-Term Capital      Foreign Stocks           Financial,
Fund                       Growth                                          Market and
                                                                           Foreign Investment

The AAL  Equity            Current Income, Long-  Financial,
Income Fund (formerly      Term Income Growth     Income-                  Market and
known as The AAL           and Capital Growth     Producing Equity         Interest Rate
Utilities Fund)                                   Securities
The AAL Bond Fund          High Current Income    Investment Grade         Interest Rate and

                           Consistent with        Bonds                    Credit
                           Capital Preservation
The AAL Municipal Bond     High Current Income    Investment Grade         Interest Rate and
Fund                       Exempt from Federal    Municipal Bonds          Credit
                           Taxes Consistent with
                           Capital Preservation
The AAL High Yield         High Current Income    Below Investment         Interest Rate,
Bond Fund                  and Secondarily        Grade Bonds              Credit and
                           Capital Growth                                  Market
The AAL Money Market       High Current Income    Money Market             Interest rate
Fund                       Consistent with        Instruments
                           Liquidity and Capital
                           Preservation

This prospectus describes two share classes, Class A shares and Class B shares. You pay a sales charge immediately when you purchase Class A shares (front-end sales charge). You pay a sales charge when you redeem Class B shares held for less than five years (contingent deferred sales charge). In addition, you pay higher "12b-1 fees" for Class B shares than Class A shares. 12b-1 fees are ongoing asset based fees that we charge pursuant to a plan to cover the costs of certain activities related to the distribution and service of the Funds' shares.


Whether you should purchase Class A shares or Class B shares depends on how long you intend to own the shares and the size of your investment. If you intend to own shares for more than five years and plan to invest less than $100,000, you should consider Class B shares. If you may redeem shares in less than five years or invest $100,000 or more, you should consider Class A shares.

The following table shows some of the differences:


Class A shares                       Class B shares
Maximum 4% Front-End Sales Charge    No Front-End Sales Charge
No Contingent Deferred Sales Charge  Maximum 5% Contingent Deferred Sales Charge

Lower Annual Expenses, which includes 12b-1 fees, than Higher Annual Expenses, which includes 12b-1 fees, than Class B shares Class A shares No Conversion to Class B Shares Automatic Conversion to Class A Shares After 5 Years

THE AAL CAPITAL GROWTH FUND

Investment Objective


The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks. .


Investment Policies

Under normal circumstances, we invest at least 65% of the Fund's total assets in common stocks, not including convertible securities. Generally, we focus on dividend-paying stocks issued by companies with earnings growth per share higher than earnings growth per share of the S&P 500(R). In selecting stocks, we look for quality, operating growth predictability and financial strength.

We may invest the remaining 35% of the Fund's total assets in additional common stocks, preferred stocks and bonds. The Fund does not invest in bonds for capital growth or for long time periods. We limit our investments in convertible securities to no more than 5% of the Fund's net assets.

Annual Advisory Fee

o        0.70 of 1% on the first $250 million
o        0.65 of 1% on the next $250 million
o        0.575 of 1% on the next $500 million
o        0.50 of 1% on average daily net assets over $1 billion.

Portfolio Manager

Frederick L. Plautz has managed the day-to-day Fund investments since November 1, 1995. Prior to managing the Fund, Mr. Plautz served as vice president and portfolio manager for Federated Investors from 1990 through October 1995.

Investment Factors and Risks Involved


Financial Risk: Many factors affect an individual company's performance, such as management or the demand for a company's products or services and company performance affects the value of stocks in the Fund's portfolio.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase and decrease more than the stock market in general, as measured by the S&P 500(R). You could lose money investing in the Fund .

For more information on risks see Additional Investment Factors and Risks Regarding the Funds on page __.

Expense Summaries and Example

The following expense summaries and example should assist you in understanding the various recurring and non-recurring costs and expenses you may directly or indirectly incur with your investment in The AAL Capital Growth Fund.

         Shareholder Transaction Expenses


Shareholder transaction expenses are charges you pay when you buy or sell shares of the Fund. For Class A shares, we based expenses on the maximum 4% sales charge, which is reduced on purchases of $25,000 or more. For Class B shares, we based expenses on the maximum 5% contingent deferred sales charge, which is reduce by 1% for each year owned.


Shareholder Transaction Expenses                  Class A            Class B
Maximum sales charge imposed on                     4%                None
purchases (as a percentage of offering
price)
Maximum sales charge imposed on                    None               None
reinvested dividends
Maximum deferred sales charge                      None                5%
Redemption fee (The Funds currently                None               None
charge        $12.00 for each wire
redemption.)
Exchange fee                                       None               None
Total                                               4%                 5%


         Annual Fund Operating Expenses


The following table, reflects annual operating expenses paid by the Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports. Operating expenses are expressed as a percentage of average net assets for the fiscal year ended April 30, 1997. We used the maximum investment management and 12b-1 distribution fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan.



Annual Fund Operating Expenses (as a          Class A                Class B
percentage of average net assets)
Management fee                                .70%                   .70%
12b-1 distribution and service fees           .25%                   1.00%

Other expenses                                .11%                   .19%
Total Fund Operating Expenses                 1.06%                  1.89%

         Expense Example

The expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class, for the years shown.



Expense Example             Class A        Class B        Class B No Redemption
After 1 year                $51            $69            $19
After 3 years               $73            $90            $60
After 5 years               $97            $104           $104
After 10 years              $167           N/A*           N/A*
*Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund's actual expenses and returns, either past or future.

Financial Highlights


The Financial Highlights Table covers The AAL Capital Growth Fund for the periods shown. We based the information presented on a share of beneficial interest outstanding throughout the applicable period. You should read the table in conjunction with the Funds' financial statements and related notes, all of which have been audited by the Funds' independent accountants, Price Waterhouse LLP. At your request, we will provide you, without charge, a copy of The AAL Mutual Funds Annual Report, dated April 30, 1997, containing these financial statements and a more detailed discussion and analysis of the Fund's performance.

               INCOME FROM INVESTMENT                          LESS DISTRIBUTIONS
               OPERATIONS
               NAV:      Net         Net       Total from  Dividends      Distribution   Total     NAV:      Total     Net Assets
               Start     Investment  Realized  Investment  from Net       from Net       Dividends End of    Return    at End of
               of        Income      and Un-   Operations  Investment     Realized       and       Period    for       Period
               Period    (Loss)      realized              Income         Gain on        Distributions       Period
                                     Gain(Loss)                           Investments                        (1)


Class A shares

16-Jul-87 to
30-Apr-88      $10.00    $0.112      $(1.709)  $(1.597)    $(0.043)       $0.000         $(0.043)  $8.36     (15.95)   $23,672,346
30-Apr-89      8.36      0.218       1.466     1.684       (0.204)        0.000          (0.204)   9.84      20.46     48,915,003
30-Apr-90      9.84      0.233       0.889     1.122       (0.242)        0.000          (0.242)   10.72     11.45     119,731,099
30-Apr-91      10.72     0.271       1.726     1.997       (0.269)        (0.028)        (0.297)   12.42     18.93     209,055,868
30-Apr-92      12.42     0.276       1.659     1.935       (0.280)        (0.015)        (0.295)   14.06     15.77     423,231,713
30-Apr-93      14.06     0.284       0.761     1.045       (0.274)        (0.001)        (0.275)   14.83     7.52      714,184,330
30-Apr-94      14.83     0.296       (0.287)   0.009       (0.286)        (0.063)        (0.349)   14.49     0.00      868,850,190
30-Apr-95      14.49     0.274       1.699     1.973       (0.298)        (0.605)        (0.903)   15.56     14.37     1,032,168,121
30-Apr-96      15.56     0.201       3.756     3.957       (0.217)        (0.510)        (0.727)   18.79     25.85     1,381,352,222
30-Apr-97      18.79     0.125       3.682     3.807       (0.150)        (0.947)        (1.097)   21.50     20.55     1,794,422,211

Class B shares

08-Jan-97 to
30-Apr-97      $20.66    ($0.011)    $0.801    $0.790      $0.000         $0.00          $0.00     $21.45    3.82%     $11,025,073




               SUPPLEMENTAL DATA
               AND RATIOS
               Ratio of              Ratio of              Portfolio      Average
               Net                   Net                   Turnover       Commission
               Operating             Investment            Rate           Paid per
               Expenses              Income(Loss)                         Share
               to Average            to Average
               Net Assets            Net Assets*
               (2)                   (2)

Class A shares

16-Jul-87 to
30-Apr-88      1.50%                 2.61%                 1.36%          $___
30-Apr-89      1.50                  2.80                  2.78           ___
30-Apr-90      1.44                  2.56                  1.43           ___
30-Apr-91      1.41                  2.59                  2.26           ___
30-Apr-92      1.28                  2.27                  1.11           ___
30-Apr-93      1.20                  2.15                  2.99           ___
30-Apr-94      1.18                  2.07                  40.60          ___
30-Apr-95      1.17                  1.89                  33.34          ___
30-Apr-96      1.12                  1.16                  44.26          0.053
30-Apr-97      1.06                  0.62                  24.30          0.057

Class B shares

08-Jan-97 to
30-Apr-97      1.89%                 (0.39)%               24.30%         $0.057


*If the Fund had paid all of its expenses for Class A and Class B shares, the ratios would be as follows:

Class A shares - Ratio of net  operating  expenses  to  average  net  assets(2):
1.91%, 1.77%, 1.49%, 1.41%, 1.28%, 1.20%, 1.18%, 1.17%, 1.12% and 1.06%.
Class B  shares  -  Ratio  of net  operating  expenses  to  average  net  assets
(2):1.89%.
Class A shares - Ratio of net investment income (loss) to average net assets(2):
2.21%, 2.54%, 2.51%, 2.59%, 2.27%, 2.15%, 2.07%, 1.89%, 1.16% and 0.62%.
Class B shares - Ratio of net  investment  income  (loss) to average  net assets
(2): (0.39)%.


(1) Total return assumes  reinvestment  of all dividends and  distributions  but
does  not  reflect  any  deductions  for  sales  charges.   The  aggregate  (not
annualized) total return is shown for periods less than one year.

(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL MID CAP STOCK FUND

Investment Objective


The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks, of mid-sized companies. By mid-sized companies, we mean those with market capitalizations ranging from $100 million to $5 billion.


Investment Policies

Under normal circumstances, we invest at least 65% of the Fund's total assets in stocks, not including convertible securities, of mid-sized companies. Generally, we focus on companies with market capitalizations ranging from $400 million to $3.5 billion. Mid-sized companies tend to be smaller and less-seasoned than companies listed in the S&P 500(R). These companies may trade in the over-the-counter market as well as on U.S. national securities exchanges.

We may invest the remaining 35% of the Fund's total assets in any combination of
additional  mid  cap  stocks,   larger   capitalization  stocks  and  securities
convertible into such stocks.

We look for mid-sized companies (including companies initially offering their stocks to the public) that, in our opinion: 1) have prospects for growth in their sales and earnings; 2) are in an industry with a good economic outlook; 3) have higher quality management and more management depth than small companies; and 4) have a strong financial position. We usually pick companies in the middle stages of their development. These companies tend to have established a record of profitability and possess a new technology, unique product or market niche.

We tend to sell stocks of companies when we think other investments offer better opportunities. Due to this policy, the Fund may from time to time have short-term gains or losses.

Annual Advisory Fee

o         0.75 of 1% on the first $200 million
o         0.65 of 1% on average daily net assets over $200 million

Portfolio Manager

Effective March 17, 1997,  Michael R.  Hochholzer,  CFA,  manages the day-to-day
Fund investments. From 1989 through March 1997, Mr. Hochholzer served as a securities analyst and portfolio manager for Aid Association for Lutherans, the parent company of AAL Capital Management Corporation.

Investment Factors and Risks Involved


Financial Risk: Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid cap stocks to have less liquidity in the market than large company stocks, the value of the Fund's investments might increase and decrease more than the stock market in general, as measured by the S&P 500(R). You could lose money investing in the Fund .


For more information on risks see Additional Investment Factors and Risks Regarding the Funds on page --.

Expense Summaries and Example

The following expense summaries and example should assist you in understanding the various recurring and non-recurring costs and expenses you may directly or indirectly incur with your investment in The AAL Mid Cap Stock Fund.

          Shareholder Transaction Expenses


Shareholder transaction expenses are charges you pay when you buy or sell shares of the Fund. For Class A shares, we based expenses on the maximum 4% sales charge, which is reduced on purchases of $25,000 or more. For Class B Shares, we based expenses on the maximum 5% contingent deferred sales charge, which is reduced by 1% for each year owned.

Shareholder Transaction Expenses                 Class A               Class B


Maximum sales charge imposed on                    4%                   None
purchases (as a percentage of offering
price)
Maximum sales charge imposed on                   None                  None
reinvested dividends
Maximum deferred sales charge                     None                   5%
Redemption fee (The Funds currently               None                  None
charge        $12.00 for each wire
redemption.)
Exchange fee                                      None                  None
Total                                              4%                    5%


          Annual Fund Operating Expenses


The following table, reflects annual operating expenses paid by the Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports. Operating expenses are expressed as a percentage of average net assets for the fiscal year ended April 30, 1997. We used the maximum investment management and 12b-1 distribution fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan.


Annual Fund Operating Expenses (as a          Class A                 Class B
percentage of average net assets)
Management fee                                .75%                    .75%
12b-1 distribution and service fees           .25%                    1.00%
Other expenses                                .35%                    .55%
Total Fund Operating Expenses                 1.35%                   2.29%


          Expense Example

The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class, for the years shown.



Expense Example          Class A         Class B           Class B No Redemption
After 1 year             $53             $74               $24
After 3 years            $82             $103              $73
After 5 years            $112            $125              $125
After 10 years           $199            N/A*              N/A*
*Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund's actual expenses and returns, either past or future.



Financial Highlights


The Financial Highlights Table covers The AAL Mid Cap Stock Fund for the periods shown. We based the information presented on a share of beneficial interest outstanding throughout the applicable period. You should read the table in conjunction with the Funds' financial statements and related notes, all of which have been audited by the Funds' independent accountants, Price Waterhouse LLP. At your request, we will provide you, without charge, a copy of The AAL Mutual Funds Annual Report, dated April 30, 1997, containing these financial statements and a more detailed discussion and analysis of the Fund's performance.

          INCOME FROM INVESTMENT                               LESS DISTRIBUTIONS
          OPERATIONS
          NAV:      Net            Net       Total from     Dividends      Distribution   Total     NAV:      Total     Net Assets
          Start     Investment     Realized  Investment     from Net       from Net       Dividends End of    Return    at End of
          of        Income         and Un-   Operations     Investment     Realized       and       Period    for       Period
          Period    (Loss)         realized                 Income         Gain on        Distributions       Period
                                   Gain(Loss)                              on Investments                     (1)



Class A shares

30-Jun-93 to
30-Apr-94 $10.00    $(.044)        $0.424    $0.380         $0.000         $0.000         $0.000    $10.38    3.80%     $142,529,469
30-Apr-95 10.38     (0.054)        0.594     0.540          0.000          0.000          0.000     10.92     5.20      220,792,070
30-Apr-96 10.92     (0.100)        6.290     6.190          0.000          0.000          0.000     17.11     56.59     424,974,828
30-Apr-97 17.11     (0.119)        (1.628)   (1.747)        0.000          (2.653)        (2.653)   12.71     (11.08)   461,732,660

Class B shares
08-Jan-97 to
30-Apr-97 $13.67    $(0.026)       $(0.954)  $(0.980)       $0.000         $0.000         $0.000    $12.69    (7.17)%   $3,270,870




                    SUPPLEMENTAL DATA
                    AND RATIOS
                    Ratio of       Ratio of            Portfolio           Average
                    Net            Net                 Turnover            Commission
                    Operating      Investment          rate                per Share
                    Expenses       Income(Loss)
                    to Average     to Average
                    Net Assets     Net Assets*
                    (2)            (2)

Class A shares

30-Jun-93 to
30-Apr-94           1.72%          (1.14)              55.49               $__
30-Apr-95           1.54           (0.77)              88.18               __
30-Apr-96           1.39           (0.82)              90.14               0.055
30-Apr-97           1.35           (0.94)              112.06              0.060

Class B shares
08-Jan-97 to
30-Apr-97           2.29%          (1.41)%             112.60%             $0.060


*If the Fund had paid all of its expenses for Class A shares and Class B shares, the ratios would be as follows:

Class A shares - Ratio of net  operating  expenses  to  average  net  assets(2):
1.73%, 1.54%, 1.39% and 1.35%.
Class B shares - Ratio of net  operating  expenses  to average  net assets  (2):
2.29%.
Class A shares - Ratio of net  investment  income  (Loss) to average  net assets
(2): (1.14)%, (0.77)%, (0.82)% and (0.94)%.
Class B shares - Ratio of net  investment  income  (loss) to average  net assets
(2): (1.41)%.


(1) Total return assumes  reinvestment  of all dividends and  distributions  but
does  not  reflect  any  deductions  for  sales  charges.   The  aggregate  (not
annualized) total return is shown for periods less than one year.

(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL SMALL CAP STOCK FUND

Investment Objective


The AAL Small Cap Stock Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks of small companies. By small companies, we mean those with market capitalizations of less than $1 billion.


Investment Policies

Under normal circumstances, we invest at least 65% of the Fund's total assets in stocks, not including convertible securities, of small companies. Generally, we focus on companies with market capitalizations ranging from $30 million to $600 million. Small companies tend to be substantially less-seasoned than companies listed in the S&P 500(R) or the S&P Mid Cap 400 Index. Small cap companies trade in the over-the-counter market as well as on U.S. securities exchanges such as the New York Stock Exchange ("NYSE").

We may invest the remaining 35% of the Fund's total assets in any combination of additional small cap stocks, larger capitalization stocks and securities convertible into such stocks. We look for small companies (including companies initially offering their stocks to the public) that, in our opinion: 1) are in their early stages of development or positioned in new and emerging industries;
2) have an opportunity for rapid growth; 3) have capable management; and 4) are financially sound. Generally, the investing public does not know as much about or follow the stocks of small companies as compared to stocks of larger companies. As a result, small company stocks may provide greater opportunities for long-term capital growth as a result of the relative inefficiencies in the marketplace.

We tend to sell the stocks of companies when we think that other investments offer better opportunities. This tendency may, from time to time, cause the Fund to have short-term gains or losses.


Annual Advisory Fee

o         0.75 of 1% on the first $200 million
o         0.65 of 1% on the average daily net assets over $200 million

Portfolio Manager


Kevin Schmitting, CFA, has managed the day-to-day Fund investments since its inception on July 1, 1996. Mr. Schmitting also managed The AAL Mid Cap Stock Fund from November 1, 1995, through March 17, 1997. Prior to November 1, 1995, Mr. Schmitting served as investment director and in other investment capacities for the State of Wisconsin Investment Board beginning in 1984 through October 1995.


Investment Factors and Risks Involved


Financial Risk: Small, less-established companies may have relatively lower revenues, limited product lines, lack of management depth and a lower share of the market for their products or services than larger companies. Stocks of these companies present a greater risk of losing value than stocks of larger, more established companies.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Historically, small capitalization stocks have experienced more price volatility than mid-size and large capitalization stocks. Some of the reasons they have greater volatility include: 1) less certain growth prospects of small firms; 2) lower degree of liquidity in the markets for such stocks; and 3) greater sensitivity of small companies to changing economic conditions. As a result, the value of the Fund's investments tends to increase and decrease substantially more than the stock market in general, as measured by the S&P 500(R). You have a greater risk of losing your money invested in the Fund .


For more information on risks see Additional Investment Factors and Risks Regarding the Funds on page --.

Expense Summaries and Example

The following expense summaries and example should assist you in understanding the various recurring and non-recurring costs and expenses you may directly or indirectly incur with your investment in this Fund.

          Shareholder Transaction Expenses


Shareholder transaction expenses are charges you pay when you buy or sell shares of the Fund. For Class A shares, we based expenses on the maximum 4% sales charge, which is reduced on purchases of $25,000 or more. For Class B shares, we based expenses on the maximum 5% contingent deferred sales charge, which is reduced by 1% for each year owned.


Shareholder Transaction Expenses                Class A             Class B
Maximum sales charge imposed on                   4%                 None
purchases (as a percentage of offering
price)
Maximum sales charge imposed on                  None                None
reinvested dividends
Maximum deferred sales charge                    None                 5%
Redemption fee (The Funds currently              None                None
charge        $12.00 for each wire
redemption.)
Exchange fee                                     None                None
Total                                             4%                  5%

          Annual Fund Operating Expenses


The following table, reflects annual operating expenses paid by the Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports. Operating expenses are expressed as a percentage of average net assets for the fiscal year ended April 30, 1997. We used the maximum investment management and 12b-1 distribution fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan.


Annual Fund Operating Expenses (as a          Class A                    Class B
percentage of average net assets)
Management fee                                .75%                       .75%
12b-1 distribution and service fees           .25%                       1.00%
Other expenses                                1.06%                      1.45%
Total Fund Operating Expenses                 2.06%                      3.20%


          Expense Example

The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class, for the years shown.



Expense Example       Class A            Class B          Class B No Redemption
After 1 year          $60                $83              $33
After 3 years         $103               $129             $99
After 5 years         $148               $169             $169
After 10 years        $273               N/A*             N/A*
*Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund's actual expenses and returns, either past or future.

Financial Highlights


The Financial Highlights Table covers The AAL Small Cap Stock Fund for the periods shown. We based the information presented on a share of beneficial interest outstanding throughout the applicable period. You should read the table in conjunction with the Funds' financial statements and related notes, all of which have been audited by the Fund's independent accountants, Price Waterhouse LLP. At your request, we will provide you, without charge, a copy of The AAL Mutual Funds Annual Report, dated April 30, 1997, containing these financial statements and a more detailed discussion and analysis of the Fund's performance.

               INCOME FROM INVESTMENT                                LESS DISTRIBUTIONS
               OPERATIONS
               NAV:      Net         Net       Total from    Dividends      Distribution   Total     NAV:      Total     Net Assets
               Start     Investment  Realized  Investment    from Net       from Net       Dividends End of    Return    at End of
               of        Income      and Un-   Operations    Investmen      Realized       and       Period    for       Period
               Period    (Loss)      realized                Income         Gain on        Distributions       Period
                                     Gain(Loss)                             Investments                        (1)




Class A shares

01-Jul-96 to
30-Apr-97      $10.0$    (0.055)     $0.162    $0.107        $0.000         $(0.267)       $(0.267)  $9.84     (0.78)%   $44,487,852


Class B shares

08-Jan-97 to
30-Apr-97      $11.1     $(0.032)    $(1.328)  $(1.360)      $0.000         $0.000         $0.000    $9.81     (12.18)%  $3,394,082




                         SUPPLEMENTAL DATA
                         AND RATIOS
                         Ratio of    Ratio of                Portfolio      Average
                         Net         Net                     Turnover       Commission
                         Operating   InvestmentRate                         Per Share
                         Expenses    Income(Loss)
                         to Average  to Average
                         Net Assets  Net Assets*
                         (2)         (2)


Class A shares

01-Jul-96 to
30-Apr-97                2.06%       (1.20)%                 138.50%        $0.059


Class B shares

08-Jan-97 to
30-Apr-97                3.20%       (2.39)%                 138.50%        $0.059



*If the Fund had paid all of its expenses for Class A shares and Class B shares, the ratios would be as follows:

Class A shares - Ratio of net  operating  expenses  to average  net assets  (2):
2.06%.
Class B shares - Ratio of net  operating  expenses  to average  net assets  (2):
3.21%.
Class A shares - Ratio of net  investment  income  (loss) to average  net assets
(2): (1.20)%.
Class B shares - Ratio of net  investment  income  (loss) to average  net assets
(2): (2.40)%

(1) Total return assumes  reinvestment  of all dividends and  distributions  but
does  not  reflect  any  deductions  for  sales  charges.   The  aggregate  (not
annualized) total return is shown for periods less than one year.

(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL INTERNATIONAL FUND

Investment Objective

The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

Investment Policies

Under normal circumstances, we invest at least 65% of the Fund's total assets in foreign stocks primarily traded in at least three countries, not including the United States. We may not invest more than 25% of the Fund's assets in any one country. We do not have any other limitations on how much of its assets it may invest in securities primarily traded in any one country.

We focus on stocks primarily trading in the United Kingdom, Western Europe, Australia, Far East, Latin America and Canada. Many of these markets are mature, while others are emerging (for example, Indonesia and Argentina). We do not have any limits on the extent to which we can invest in either mature or emerging markets. We may invest up to 100% of the Fund's total assets in emerging markets. We have listed the countries and their classifications as mature or emerging in the Statement of Additional Information. From time to time, we may invest in securities trading in other countries not listed here or in the Statement of Additional Information.

Typically, we consider an issuer as domiciled in a particular country if it:

(1) is incorporated under the laws of that country;
(2) has at least 50% of the value of its assets located in that country; and
(3) derives at least 50% of its income from operations or sales in that country.

For issuers that do not meet the above domicile criterion, we make a good-faith determination based on such factors as the location of issuer's assets, personnel, sales and earnings.

We may invest the remaining 35% of the Fund's total assets in: additional foreign stocks; U.S. stocks; structured notes and/or preferred stocks; and up to 20% of the Fund's total assets in U.S. and foreign bonds and other debt obligations, including lower-rated debt, commonly referred to as "junk bonds" (i.e., securities rated BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investor Services, Inc.) and unrated securities. Structured notes and/or preferred stocks involve additional risk, including structures that may reduce the coupons and/or dividend amounts to zero or the redemption amounts payable at maturity as a result of a decline in the value of the underlying instrument. Structured securities may have more volatility than the price of the underlying instrument.

We do not place any restrictions on the debt ratings of securities acquired or the portion of the Fund's assets we may invest in a particular rating category for the Fund. You can find a description of ratings assigned by D&P, Moody's and S&P in the Appendix to this prospectus. For more information on structured securities, please see the Statement of Additional Information, and on high yield bonds, please see "The AAL High Yield Bond Fund" and the Statement of Additional Information.

Pending the investment of cash from new sales or to meet ordinary daily cash needs, we may hold cash temporarily (U.S. dollars, foreign currencies or multinational foreign currency units) for the Fund. We may invest any portion of the Fund's total assets in money market instruments.

Annual Advisory Fee

o    1% on the average daily net assets

Annual Sub-Advisory Fee

o 0.75 of 1% on the average daily net assets (payable from the 1% Annual Advisory Fee paid to the Adviser)

Sub-Adviser

We have hired a sub-adviser ("Sub-Adviser"), Societe Generale Asset Management Corp. ("SoGen"), who, under our direction and control, makes the day-to-day investment decisions for the Fund. Societe Generale Asset Management Corp., 1221 Avenue of the Americas, New York, New York 10020 is a registered investment adviser that is indirectly owned by Societe Generale, one of France's largest banks. Under the Sub-Advisory Agreement, the Sub-Adviser for the Fund, subject to our (the Adviser and Board of Trustees for the Fund) direction and control determines which securities to purchase and sell for the Fund, arranges the purchases and sales for the Fund, and renders other assistance to us in formulating and implementing the investment program for the Fund.

Portfolio Manager

Jean-Marie Eveillard has managed the day-to-day Fund investments since its inception on August 1, 1995. Mr. Eveillard has served as SoGen's President and Director since April, 1990.

Other Investment Factors and Risks Involved


Foreign Investment Risk: In addition to the risks of investing in stocks of different sized companies, as highlighted in our other stock fund offerings (financial and market risks), investors face particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and nonuniform corporate disclosure standards. In addition, we may invest from 0% to 100% of the Fund's net assets in emerging growth countries. Investing in emerging growth countries may entail more risk than investing in mature countries. The greater the percentage of net assets the Fund invests in emerging countries, the greater the investment risks.


For more information on risks, see Additional Investment Factors and Risks Regarding the Funds on page __.

Foreign Investing Expenses


Investing in foreign securities costs more than investing in U.S. securities. Although you may find purchasing shares in the Fund as a more efficient way to invest in foreign securities than investing in individual foreign securities, the Fund has higher expenses (i.e., advisory and custodial fees, and commissions paid per share) than those of a typical domestic fund. The higher expenses involved in managing a foreign fund, however, do not mean that the Fund has higher expenses than other foreign mutual funds with similar investment policies. The Fund may or may not have higher expenses than other foreign funds with similar investment policies.


Expense Summaries and Example

The following expense summaries and example should assist you in understanding the various recurring and non-recurring costs and expenses you may directly or indirectly incur with your investment in The AAL International Fund.

          Shareholder Transaction Expenses

Shareholder transaction expenses are charges you pay when you buy, sell or hold shares of the Fund. For Class A shares, we based expenses on the maximum 4% sales charge, which is reduced on purchases of $25,000 or more. For Class B shares, we based expenses on the maximum 5% contingent deferred sales charge, which is reduced by 1% for each year owned.


Shareholder Transaction Expenses                Class A                 Class B
Maximum sales charge imposed on                   4%                     None
purchases (as a percentage of offering
price)
Maximum sales charge imposed on                  None                    None
reinvested dividends
Maximum deferred sales charge                    None                     5%
Redemption fee (The Funds currently              None                    None
charge        $12.00 for each wire
redemption.)
Exchange fee                                     None                    None
Total                                             4%                      5%


          Annual Fund Operating Expenses


The following table, reflects annual operating expenses paid by the Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports. Operating expenses are expressed as a percentage of average net assets for the fiscal year ended April 30, 1997. We used the maximum investment management and 12b-1 distribution fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan.

Annual Fund Operating Expenses (as a          Class A                Class B
percentage of average net assets)
Management fee                                1.00%                  1.00%
12b-1 distribution and service fees           .25%                   1.00%
Other expenses                                .85%                   .94%
Total Fund Operating Expenses                 2.10%                  2.94%


          Expense Example

The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class, for the years shown.

Expense Example          Class A        Class B         Class B No Redemption

After 1 year             $61            $80             $30
After 3 years            $104           $122            $92
After 5 years            $150           $156            $156
After 10 years           $277           N/A*            N/A*
*Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund's actual expenses and returns, either past or future.

Financial Highlights


The Financial Highlights Table covers The AAL International Fund for the periods shown. We based the information presented on a share of beneficial interest outstanding throughout the applicable period. You should read the table in conjunction with the Funds' financial statements and related notes, all of which have been audited by the Funds' independent accountants, Price Waterhouse LLP. At your request, we will provide you, without charge, a copy of The AAL Mutual Funds Annual Report, dated April 30, 1997, containing these financial statements and a more detailed discussion and analysis of the Fund's performance.


               INCOME FROM INVESTMENT                               LESS DISTRIBUTIONS
               OPERATIONS
               NAV:      Net            Net       Total from  Dividends     Distribution   Total     NAV:      Total     Net Assets
               Start     Investment     Realized  Investment  from Net      from Net       Dividends End of    Return    at End of
               of        Income         and Un-   Operations  Investment    Realized       and       Period    for       Period
               Period    (Loss)         realized              Income        Gain on        Distributions       Period
                                        Gain(Loss)                          Investments                        (1)



Class A shares

01-Aug-95 to
30-Apr-96      $10.00    $0.046         $1.058    $1.104      $(0.024)      $0.000         $(0.024)  11.08     11.07%    $57,117,185
30-Apr-97      11.08     0.005          0.680     0.685       (0.335)       (0.060)        (0.395)   11.37     6.32      116,153,782

Class B shares

08-Jan-97 to
30-April-97    $10.98    $0.000         $0.360    $0.360      $0.000        $0.000         $0.000    $11.34    3.28%     $2,599,958



                    SUPPLEMENTAL DATA
                    AND RATIOS
                    Ratio of       Ratio of       Portfolio   Average
                    Net            Net            Turnover    Commission
                    Operating      Investment     Rate        per Share
                    Expenses       Income(Loss)
                    to Average     to Average
                    Net Assets     Net Assets*
                    (2)            (2)

Class A shares

01-Aug-95 to
30-Apr-96           2.15%          0.94%          1.30%       $0.018
30-Apr-97           2.10           0.88           12.95       0.013

Class B shares

08-Jan-97 to
30-April-97         2.94%          (0.03)%        12.95%      $0.013


*If the Fund had paid all of its expenses for Class A shares and Class B shares, the ratios would be as follows:

Class A shares - Ratio of net  operating  expenses  to average  net assets  (2):
2.32% and 2.10%.
Class B shares - Ration of net  operating  expenses  to average  net assets (2):
2.94%.
Class A shares - Ratio of net investment income (loss) to average net assets(2):
0.77% and 0.88%.
Class B shares - Ratio of net  investment  income  (loss) to average  net assets
(2): (0.03)%.


(1) Total return assumes  reinvestment  of all dividends and  distributions  but
does  not  reflect  any  deductions  for  sales  charges.   The  aggregate  (not
annualized) total return is shown for periods less than one year.

(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL  EQUITY INCOME FUND (formerly known as The AAL Utilities Fund)


Investment Objective

The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities. By "income-producing equity securities," we mean equity securities, including securities exchangeable or convertible into equity securities, that offer dividend yields which exceed the average dividend yields on stocks comprising the S&P 500 (R).


Investment Policies


Under normal circumstances, we invest at least 65% of the Fund's total assets in income-producing equity securities.

We may invest the remainder of the Fund's total assets, in whole or in part, in additional income-producing equity securities, bonds and commercial paper.

In selecting equity securities for the Fund, we look for companies that:

          (1) have a good growth rate and return on capital;(2) have favorable aspects for future growth and dividends; (3) are financially sound;
          (4) have high-quality management; and (5) are in a favorable competitive environment.

We buy bonds, including convertible securities, if, at the time of purchase at least two Nationally Recognized Statistical Rating Organizations (NRSROs) have rated them investment grade; or, if unrated, we have determined them to be of investment grade. We may invest up to 5% of the Fund's total assets in such securities rated below investment grade. We buy commercial paper rated in the top two categories by an NRSRO. We may buy unrated commercial paper, if we determine the commercial paper is investment grade.

We expect to realize income from dividends earned on equity investments and interest earned on debt securities. We seek capital appreciation by attempting to select income-producing equity securities that we believe are under-priced relative to the securities of companies with comparable fundamentals.


Foreign Securities

Although we do not intend to do so at this time, we may invest up to 15% of the Fund's net assets in securities located outside the United States. Without regard to the 15% limitation, we may invest in foreign securities domestically through depository receipts (i.e. American Depository Receipts ("ADRs")) and securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System.

Annual Advisory Fee

o         0.50 of 1% on the first $250 million
o         0.45 of 1% on average daily net assets over $250 million

Portfolio Manager

Lewis Alexander Bohannon, CFA, has managed the day-to-day Fund investments since November 1, 1995. From 1980 through 1994, Mr. Bohannon was at Cigna Corporation, serving as managing director and portfolio manager from 1990 to 1994.

Investment Factors and Risks Involved


We will attempt to diversify the Fund's investments in income producing equity securities across many different industries. However, income-producing equity securities tend to be more concentrated in some industries than others. For example, high dividend yielding securities included in the S&P 500(R) are found primarily in the services (communications and retail), energy, utilities, financial services and consumer noncyclical and cyclical industries. Equity securities in the technology and health related industries, on the other hand, tend to pay below average dividends. Accordingly, our investments for the Fund may tend to be more concentrated in certain industries.

Financial Risk: The industries in which income-producing equity securities customarily are found tend to have high operating, interest and other regulatory expenses, such as some companies in the public utilities industry. Also, some of these industries are mature, meaning that industry growth has often peaked. Companies in these industries tend to use their profits for paying higher dividends rather than reinvesting for company growth. As a result, the level of capital growth associated with income-producing equity securities typically is lower than capital growth of equity securities issued by companies in other industries. Capital growth of equity securities in mature industries typically corresponds to the company's competitive position, in particular its capability to capture market share from its competitors.

Interest Rate Risk: Changes in the level of interest rates affect the value of income-producing equity securities, the bonds held in the portfolio and the value of the Fund as a whole. Like bonds, a decline in the prevailing levels of interest rates generally will increase the value of income-producing equity securities and an increase in interest rates generally will reduce the value of these securities.


Market Risk: Market cycles affect all equity securities over time, with periods when stock prices rise generally and periods when stock prices decline generally. These movements in prices affect the net asset value of the Fund, although income-producing equity securities may tend to rise less and fall less than the market as a whole. You could lose money investing in the Fund .

Transitional Restructuring of Investment Portfolio

Prior to September 1, 1997, the Fund sought to achieve its objective by investing primarily in the public utilities industry. The Fund's shareholders, on recommendation of the Board of Trustees, voted to eliminate this concentration policy effective September 1, 1997. Over the next six months to one year, we plan to identify securities outside of the utilities industry that meet the Fund's investment criteria, and will draw from those selections to meet the Fund's needs for new and additional investments. We will sell some utilities positions in favor of non-utilities positions that we feel will enable us to better achieve the Fund's fundamental objective. Over time, our strategy will reduce the Fund's concentration in, and exposure to, the utilities industry. At the same time, we will attempt to minimize the recognition of capital gains that potentially could result from an immediate shift in the Fund's investments.

Although dividend yields in the public utilities industry have declined over the past several years due to changes within the industry, such as deregulation, companies in the utilities industry still tend to offer higher dividends on their equity securities than companies in other industries. As a result, reducing our concentration in this industry may reduce the dividend yield on the Fund, and therefore current income in the short-term. However, this reduced concentration should help us to better achieve long-term income and capital growth.


For more information on risks see Additional Investment Factors and Risks Regarding the Funds on page --.

Expense Summaries and Example


The following expense summaries and example should assist you in understanding the various recurring and non-recurring costs and expenses you may directly or indirectly incur with your investment in The AAL Equity Income Fund.


          Shareholder Transaction Expenses


Shareholder transaction expenses are charges you pay when you buy or sell shares of the Fund. For Class A shares, we based expenses on the maximum 4% sales charge, which is reduced on purchases of $25,000 or more. For Class B shares, we based expenses on the maximum 5% contingent deferred sales charge, which is reduced by 1% for each year owned.

Shareholder Transaction Expenses              Class A                   Class B
Maximum sales charge imposed on                 4%                       None
purchases (as a percentage of offering
price)
Maximum sales charge imposed on                None                      None
reinvested dividends
Maximum deferred sales charge                  None                       5%
Redemption fee (The Funds currently            None                      None
charge        $12.00 for each wire
redemption.)
Exchange fee                                   None                      None
Total                                           4%                        5%


          Annual Fund Operating Expenses


The following table, reflects annual operating expenses paid by the Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports. Operating expenses are expressed as a percentage of average net assets for the fiscal year ended April 30, 1997. We used the maximum investment management and 12b-1 distribution fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan.


Annual Fund Operating Expenses (as a          Class A                   Class B
percentage of average net assets)
Management fee                                .50%                      .50%
12b-1 distribution and service fees           .25%                      1.00%
Other expenses                                .40%                      .48%
Total Fund Operating Expenses                 1.15%                     1.99%


          Expense Example

The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class, for the years shown.



Expense Example          Class A        Class B           Class B No Redemption
After 1 year             $51            $70               $20
After 3 years            $76            $93               $63
After 5 years            $102           $108              $108
After 10 years           $177           N/A*              N/A*
*Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund's actual expenses and returns, either past or future.

Financial Highlights


The Financial Highlights Table covers The AAL Equity Income Fund for the periods shown. The Fund based the information presented on a share of beneficial interest outstanding throughout the applicable period. You should read the table in conjunction with the Funds' financial statements and related notes, all of which have been audited by the Funds' independent accountants, Price Waterhouse LLP. At your request, we will provide you, without charge, a copy of The AAL Mutual Funds Annual Report, dated April 30, 1997, containing these financial statements and a more detailed discussion and analysis of the Fund's performance.


               INCOME FROM INVESTMENT                            LESS DISTRIBUTIONS
               OPERATIONS
               NAV:      Net            Net       Total from   Dividends    Distribution   Total     NAV:      Total     Net Assets
               Start     Investment     Realized  Investment   from Net     from Net       Dividends End of    Return    at End or
               of        Income         and Un-   Operations   Investment   Realized       and       Period    for       Period
               Period    (Loss)         realized               Income       Gain on        Distributions       Period
                                        Gain (Loss)                         Investments                        (1)



Class A shares

18-Mar-94 to
30-Apr-94      $10.00    $0.022         $(0.072$  (0.050)      $0.000       $0.000         $0.000    $9.95     (0.50)%   $15,423,861
30 Apr-95      9.95      0.338          (0.498)   (0.160)      (0.320)      0.000          (0.320)   9.47      (1.51)    70,861,404
30-Apr-96      9.47      0.360          1.420     1.780        (0.350)      0.000          (0.350)   10.90     18.90     114,460,386
30-Apr-97      10.90     0.390          0.455     0.845        (0.405)      0.000          (0.405)   11.34     7.88      134,196,399

Class B shares

08-Jan-97 to
30-Apr-97      $11.40    $0.051         $(0.056)  $(0.005)     $(0.025)     $0.000         $(0.025)  11.37     (0.04)%   $494,969



                         SUPPLEMENTAL DATA
                         AND RATIOS
                         Ratio of       Ratio of               Portfolio    Average
                         Net            Net                    Turnover     Commission
                         Operating      Investment             rate         Per Share
                         Expenses       Income(Loss)
                         to Average     to Average
                         Net Assets     Net Assets*
                         (2)            (2)

Class A shares

18-Mar-94 to
30-Apr-94                1.60%          5.12%                  0.00%        $___
30 Apr-95                1.19           4.08                   24.65        ___
30-Apr-96                1.20           3.58                   21.79        0.056
30-Apr-97                1.15           3.57                   5.14         0.060

Class B shares

08-Jan-97 to
30-Apr-97                1.99%          2.36%                  5.14%        $0.060


*If the Fund had paid all of its expenses for Class A shares and Class B shares, the ratios would be as follows:

Class A shares - Ratio of net  operating  expenses  to average  net assets  (2):
2.91%, 1.19%, 1.20% and 1.15%.
Class B shares - Ratio of net  operating  expenses  to average  net assets  (2):
1.99%.
Class A shares - Ratio of net  investment  income  (loss) to average  net assets
(2): 3.81%, 4.08%, 3.58% and 3.57%.
Class B shares - Ratio of net  investment  income  (loss) to average  net assets
(2): 2.36%.


(1) Total return assumes  reinvestment  of all dividends and  distributions  but
does  not  reflect  any  deductions  for  sales  charges.   The  aggregate  (not
annualized) total return is shown for periods less than one year.

(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL BOND FUND

Investment Objective


The AAL Bond Fund seeks a high level of current income, consistent with capital preservation by investing primarily in investment grade bonds.


Investment Policies

Under normal circumstances, we invest at least 65% of the Fund's total assets in: (1) the debt securities of U.S. issuers and foreign issuers payable in U.S. dollars rated within the four highest rating categories by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") at the time of purchase; and (2) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, primarily those securities supported by the full faith and credit of the U.S. Treasury.

We may invest the remaining 35% of the Fund's total assets in:

1) privately issued or guaranteed mortgage-related securities rated within the four highest categories by at least two NRSROs or unrated mortgage-related securities, if we determine at the time of purchase these securities have credit equal to these ratings;

2) commercial paper in the highest rating category by an NRSRO, or commercial paper issued or guaranteed by a corporation who has outstanding debt rated in the two highest categories by an NRSRO at the time of purchase;

3) bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion; and

4) corporate obligations, including variable rate master notes, rated in the two highest categories by an NRSRO, or issued by a corporation whose outstanding debt has an equal or better rating at the time of purchase.

Although we have no restrictions on the maturity of the debt securities in the portfolio, generally we maintain a weighted average effective maturity of between 5 and 10 years. We use the effective maturity of a debt security in calculating weighted average effective maturity, which takes into account projected prepayments, call dates, put dates and sinking funds, if any, that reduce the stated maturity date on the bond.

We anticipate that during normal market conditions the average portfolio maturity of the Fund will not exceed 20 years. We use the stated final maturity date of a security in calculating average maturity, notwithstanding earlier call dates and possible prepayments.

Annual Advisory Fee

o         0.55 of 1% on the first $250 million
o         0.50 of 1% on the next $250 million
o         0.45 of 1% on average daily net assets over $500 million

Portfolio Manager

Michael R. Hilt, CFA, has managed the day-to-day Fund investments since November 1, 1995. From April 1994 through August 1995, Mr. Hilt served as portfolio manager and quantitative analyst for Conseco Capital Management, Inc. From August 1992 through April 1994, he served as a portfolio manager and quantitative analyst for PPM America, Inc.

Mr. Hilt also manages The AAL Money Market Fund.


Investment Factors and Risks Involved



Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bond, which may decline during the fund's holding periods and affect the value of the Fund as a whole.


For more information on risks see Additional Investment Factors and Risks Regarding the Funds on page --.

Expense Summaries and Example

The following expense summaries and example should assist you in understanding the various recurring and non-recurring costs and expenses you may directly or indirectly incur with your investment in The AAL Bond Fund.

          Shareholder Transaction Expenses


Shareholder transaction expenses are charges you pay when you buy or sell shares of the Fund. For Class A shares, we based expenses on the maximum 4% sales charge, which is reduced on purchases of $25,000 or more. For Class B shares, we based expenses on the maximum 5% contingent deferred sales charge, which is reduced by 1% for each year owned.


Shareholder Transaction Expenses                Class A                  Class B
Maximum sales charge imposed on                   4%                      None
purchases (as a percentage of offering
price)
Maximum sales charge imposed on                  None                     None
reinvested dividends
Maximum deferred sales charge                    None                      5%
Redemption fee (The Funds currently              None                     None
charge        $12.00 for each wire
redemption.)
Exchange fee                                     None                     None
Total                                            4%                       5%

          Annual Fund Operating Expenses


The following table, reflects annual operating expenses paid by the Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports. Operating expenses are expressed as a percentage of average net assets for the fiscal year ended April 30, 1997. We used the maximum investment management and 12b-1 distribution fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan.


Annual Fund Operating Expenses (as a          Class A                   Class B
percentage of average net assets)
Management fee                                .55%                      .55%
12b-1 distribution and service fees           .25%                      1.00%
Other expenses                                .18%                      .31%
Total Fund Operating Expenses                 .98%                      1.86%


          Expense Example

The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class, for the years shown.



Expense Example         Class A         Class B           Class B No Redemption
After 1 year            $50             $69               $19
After 3 years           $71             $89               $59
After 5 years           $93             $102              $102
After 10 years          $158            N/A*              N/A*

You should use the expense example for comparison purposes only. It does not represent the Fund's actual expenses and returns, either past or future.


Financial Highlights


The Financial Highlights Table covers The AAL Bond Fund for the periods shown. We based the information presented on a share of beneficial interest outstanding throughout the applicable period. You should read the table in conjunction with the Funds' financial statements and related notes, all of which have been audited by the Funds' independent accountants, Price Waterhouse LLP. At your request, we will provide you, without charge, a copy of The AAL Mutual Funds Annual Report, dated April 30, 1997, containing these financial statements and a more detailed discussion and analysis of the Fund's performance.

               INCOME FROM INVESTMENT                            LESS DISTRIBUTIONS
               OPERATIONS
               NAV:      Net            Net       Total from  Dividends    Distribution   Total     NAV:      Total     Net Assets
               Start     Investment     Realized  Investment  from Net     from Net       Dividends End of    Return    at End of
               of        Income         and Un-   Operations  Investment   Realized       and       Period    for       Period
               Period    (Loss)         realized              Income       Gain on        Distributions       Period
                                        Gain(Loss)                         Investments                        (1)




Class A shares

16-Jul-87 to
30-Apr-88      $10.00    $0.602         $(0.360)  $0.242      $(0.602)     $0.000         $(0.602)  $9.64     2.56%     $20,938,863
30-Apr-89      9.64      0.826          (0.255)   0.571       (0.826)      (0.055)        (0.881)   9.33      6.21      54,006,123
30-Apr-90      9.33      0.806          (0.080)   0.726       (0.806)      0.000          (0.806)   9.25      7.84      94,937,997
30-Apr-91      9.25      0.772          0.510     1.282       (0.772)      0.000          (0.772)   9.76      14.34     139,228,954
30-Apr-92      9.76      0.721          0.273     0.994       (0.721)      (0.013)        (0.734)   10.02     10.47     229,309,955
30-Apr-93      10.02     0.661          0.627     1.288       (0.661)      (0.037)        (0.698)   10.61     13.22     370,219,492
30-Apr-94      10.61     0.584          (0.660)   (0.076)     (0.584)      (0.260)        (0.844)   9.69      (0.99)    442,962,543
30-Apr-95      9.69      0.580          (0.078)   0.502       (0.580)      (0.002)        (0.582)   9.61      5.47      429,355,163
30-Apr-96      9.61      0.584          0.010     0.594       (0.584)      0.000          (0.584)   9.62      6.18      430,846,686
30-Apr-97      9.62      0.595          0.010     0.605       (0.595)      0.000          (0.595)   9.63      6.43      389,342,652

Class B shares

08-Jan-97 to
30-Apr-97      $9.71     $0.175         $(0.070)  $0.105      $(0.175)     $0.000         $(0.175)  9.64      0.96%     $390,959


                         SUPPLEMENTAL DATA
                         AND RATIOS
                         Ratio of       Ratio of              Portfolio
                         Net            Net                   Turnover
                         Operating      Investment            rate
                         Expenses       Income(Loss)
                         to Average     to Average
                         Net Assets     Net Assets*
                         (2)            (2)


Class A shares

16-Jul-87 to
30-Apr-88                0.75%          8.67%                 85.88%
30-Apr-89                0.83           8.86                  54.49
30-Apr-90                0.98           8.38                  38.00
30-Apr-91                1.00           8.06                  6.39
30-Apr-92                1.03           7.19                  12.18
30-Apr-93                1.03           6.35                  26.12
30-Apr-94                1.02           5.61                  27.75
30-Apr-95                1.03           6.12                  44.57
30-Apr-96                1.01           5.89                  125.77
30-Apr-97                0.98           6.10                  212.49

Class B shares

08-Jan-97 to
30-Apr-97                1.86%          5.51%                    212.49%



*If the Fund had paid all of its expenses for its Class A shares and Class B shares, the ratios would be as follows:

Class A shares - Ratio of net  operating  expenses  to average  net assets  (2):
1.83%, 1.37%, 1.22%, 1.17%, 1.08%, 1.03%, 1.02%, 1.03%, 1.01% and .98%.
Class B shares - Ratio of net  operating  expenses  to average  net assets  (2):
1.86%.
Class A shares - Ratio of net  investment  income  (loss) to average  net assets
(2): 7.59%, 8.32%, 8.13%, 7.89%, 7.14%, 6.35%, 5.61%, 6.12%, 5.89% and 6.10%.
Class B shares - Ratio of net  investment  income  (loss) to average  net assets
(2): 5.51%.


(1) Total return assumes  reinvestment  of all dividends and  distributions  but
does  not  reflect  any  deductions  for  sales  charges.   The  aggregate  (not
annualized) total return is shown for periods less than one year.

(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL MUNICIPAL BOND FUND

Investment Objective


The AAL  Municipal  Bond Fund seeks a high level of current  income  exempt from
federal  income  taxes,   consistent  with  capital  preservation  by  investing
primarily in a diversified portfolio of municipal securities.


Investment Policies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal bonds where the income is exempt from federal income tax. Of the 80% invested in municipal bonds, we invest at least 75% of them in bonds rated within the three highest rating categories assigned by at least one NRSRO at the time of purchase.

State and local governments and municipalities issue municipal bonds to raise money for a variety of public purposes, including general financing for state and local governments or financing for specific projects or public facilities. A municipality may issue municipal bonds in anticipation of future revenues from a specific municipal project (revenue bonds), or backed by the full taxing power of a municipality (general obligation bonds), or from the revenues of a specific project on the credit of a private organization (industrial development bonds).

Federal law generally exempts the interest paid on municipal bonds from federal income taxes.

We may invest 25% or more of the Fund's total assets in industrial development bonds. The Fund tries not to invest more than 25% of its total assets in municipal bonds that are so closely related that an economic, business or political development affecting one bond could also affect the others. For more information on municipal securities, refer to the SAI.

We can purchase certain tax-exempt bonds that involve a private purpose. The interest paid on these private activity bonds are subject to the alternative minimum tax ("AMT paper"). We limit our purchases of AMT paper to 25% of the Fund's total assets.

Annual Advisory Fee

o          0.55 of 1% on the first $250 million
o          0.50 of 1% on the next $250 million
o         0.45 of 1% on average daily net assets over $500 million.

Portfolio Manager

Duane A. McAllister, CFA, has managed the day-to-day Fund investments since April 1994. Prior to joining AAL Capital Management Corporation on November 1, 1995, he managed the Fund while serving as vice president of Duff & Phelps Investment Management Co. For the five-year period before managing the Fund, Mr. McAllister managed portfolios for the Northern Trust Company and First National Bank and Trust in Rockford, Illinois.

Investment Factors and Risks Involved

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bond, which may decline during the Fund's holding periods and affect the value of the Fund as a whole.

Tax Rates

Changes in federal income tax rates may affect both the net asset value and the Fund's taxable equivalent interest.


For more information on risks see Additional Investment Factors and Risks Regarding the Funds on page --.

Expense Summaries and Example

The following expense summaries and example should assist you in understanding the various recurring and non-recurring costs and expenses you may directly or indirectly incur with your investment in The AAL Municipal Bond Fund.

          Shareholder Transaction Expenses


Shareholder transaction expenses are charges you pay when you buy, sell or hold shares of the Fund. For Class A shares, we based expenses on the maximum 4% sales charge, which is reduced on purchases of $25,000 or more. For Class B shares, we based expenses on the maximum 5% contingent deferred sales charge, which is reduced by 1% for each year owned.



Shareholder Transaction Expenses                 Class A             Class B
Maximum sales charge imposed on                    4%                 None
purchases (as a percentage of offering
price)
Maximum sales charge imposed on                   None                None
reinvested dividends
Maximum deferred sales charge                     None                 5%

Redemption fee (The Funds currently               None                None
charge        $12.00 for each wire
redemption.)
Exchange fee                                      None                None
Total                                             4%                  5%

          Annual Fund Operating Expenses


The following table, reflects annual operating expenses paid by the Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports. Operating expenses are expressed as a percentage of average net assets for the fiscal year ended April 30, 1997. We used the maximum investment management and 12b-1 distribution fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan.


Annual Fund Operating Expenses (as a          Class A               Class B
percentage of average net assets)
Management fee                                .55%                  .55%
12b-1 distribution and service fees           .25%                  1.00%
Other expenses                                .09%                  .14%
Total Fund Operating Expenses                 .89%                  1.69%


          Expense Example

The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class, for the years shown.



Expense Example           Class A         Class B        Class B No Redemption
After 1 year              $49             $67            $17
After 3 years             $68             $84            $54
After 5 years             $88             $93            $93
After 10 years            $147            N/A*           N/A*
*Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund's actual expenses and returns, either past or future.

Financial Highlights


The Financial Highlights Table covers The AAL Municipal Bond Fund for the periods shown. We based the information presented on a share of beneficial interest outstanding throughout the applicable period. You should read the table in conjunction with the Funds' financial statements and related notes, all of which have been audited by the Fund's independent accountants, Price Waterhouse LLP. At your request, we will provide you, without charge, a copy of The AAL Mutual Funds Annual Report, dated April 30, 1997, containing these financial statements and a more detailed discussion and analysis of the Fund's performance.

               INCOME FROM INVESTMENT                                 LESS DISTRIBUTIONS
               OPERATIONS
               NAV:      Net          Net       Total from     Dividends    Distribution   Total     NAV:      Total     Net Assets
               Start     Investment   Realized  Investmentf    from Net     from Net       Dividends End of    Return    at End of
               of        Income       and Un-   Operations     Investment   Realized       and       Period    for       Period
               Period    (Loss)       Realized                 Income       Gain on        Distributions       Period
                                      Gain (Loss)                           Investments                        (1)



Class A shares

16-Jul-87 to
30-Apr-88      $10.00    $0.398       $(0.280)  $0.118         $(0.398)     $0.000         $(0.398)  $9.72     1.29%     $10,031,478
30-Apr-89      9.72      0.599        0.020     0.619          (0.599)      0.000          (0.599)   9.74      6.53      41,217,475
30-Apr-90      9.74      0.608        (0.035)   0.573          (0.608)      (0.005)        (0.613)   9.70      5.93      78,844,594
30-Apr-91      9.70      0.616        0.434     1.050          (0.616)      (0.004)        (0.620)   10.13     11.12     114,953,939
30-Apr-92      10.13     0.598        0.234     0.832          (0.598)      (0.004)        (0.602)   10.36     8.39      172,494,589
30-Apr-93      10.36     0.571        0.631     1.202          (0.571)      (0.001)        (0.572)   10.99     11.84     271,319,546
30-Apr-94      10.99     0.539        (0.410)   0.129          (0.539)      (0.020)        (0.559)   10.56     1.04      370,568,847
30-Apr-95      10.56     0.523        0.186     0.709          (0.523)      (0.056)        (0.579)   10.69     7.01      377,765,861
30-Apr-96      10.69     0.521        0.300     0.821          (0.521)      (0.080)        (0.601)   10.91     7.74      412,777,320
30-Apr-97      10.91     0.521        0.194     0.715          (0.521)      (0.184)        (0.705)   10.92     6.64      421,668,316

Class B shares

08-Jan-97 to
30-Apr-97      $11.02    $0.147       $(0.010)  $0.137         $(0.147)     $0.000         $(0.147)  $10.92    0.34%     $764,783




                         SUPPLEMENTAL DATA
                         AND RATIOS
                         Ratio of     Ratio of                 Portfolio
                         Net          Net                      Turnover
                         Operating    Investment               rate
                         Expenses     Income (Loss)
                         to Average   to Average
                         Net Assets   Net Assets*
                         (2)          (2)


Class A shares

16-Jul-87 to
30-Apr-88                1.50%        5.72%                    20.83%
30-Apr-89                0.94         6.30                     29.24
30-Apr-90                0.90         6.13                     30.83
30-Apr-91                0.90         6.21                     13.63
30-Apr-92                0.95         5.81                     0.74
30-Apr-93                1.00         5.32                     3.41
30-Apr-94                0.99         4.87                     10.15
30-Apr-95                0.98         5.01                     172.49
30-Apr-96                0.95         4.69                     130.52
30-Apr-97                0.89         4.69                     119.79

Class B shares

08-Jan-97 to
30-Apr-97                1.69%          4.09%                    119.79%



*If the Fund had paid all of its expenses for its Class A shares and Class B shares, the ratios would be as follows:

Class A shares - Ratio of net  operating  expenses  to average  net assets  (2):
2.28%, 1.46%, 1.14%, 1.10%, 1.04%, 1.00%, 0.99%, 0.98%, 0.95% and 0.89%.
Class B shares - Ratio of net  operating  expenses  to average  net assets  (2):
1.69%.
Class A shares - Ratio of net  investment  income  (loss) to average  net assets
(2): 4.95%, 5.79%, 5.89%, 6.01%, 5.72%, 5.32%, 4.87%, 5.01%, 4.69% and 4.69%.
Class B shares - Ratio of net  investment  expenses  to average  net assets (2):
4.09%.


(1) Total return assumes  reinvestment  of all dividends and  distributions  but
does  not  reflect  any  deductions  for  sales  charges.   The  aggregate  (not
annualized) total return is shown for periods less than one year.

(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL HIGH YIELD BOND FUND

Investment Objective

The AAL High Yield Bond Fund seeks high current income and secondarily capital growth by investing primarily in high risk, high yield bonds commonly referred to as "junk bonds." The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

Investment Policies

Under normal circumstances, we invest at least 65% of the Fund's assets in a diversified portfolio of high yield bonds. By high yield bonds, we mean debt securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO"), such as Ba or lower by Moody's Investors Services, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P"), or, if unrated, of comparable quality as we determine. Please refer to the Appendix for information on NRSROs and their credit ratings. We define high yield bonds to include: fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; pay-in-kind bonds; asset and mortgage-backed debt obligations; structured debt obligations; and convertible bonds.

We invest the remaining 35% of the Fund's total assets in any combination of:

(1) additional high yield bonds; (2) investment grade bonds; (3) common and preferred stocks (including structured preferred stocks); and (4) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Obligations").

We may invest up to 20% of the Fund's net assets in bonds of foreign issuers.

In evaluating the quality of a particular high yield bond for investment in the Fund, we do not rely exclusively on ratings assigned by the NRSROs. In appropriate circumstances, we perform our own credit analysis. We consider the issuer's: (1) financial resources; (2) operating history; (3) sensitivity to economic conditions and trends; (4) management's abilities; (5) debt maturity schedules; (6) borrowing requirements; and (7) relative values based on anticipated cash flow, interest and asset coverages and earnings prospects. We attempt to identify those issuers of high yield bonds whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. However, we do not have restrictions on the rating level of the securities in the Fund's portfolio and may purchase and hold securities in default.

Annual Advisory Fee

o          0.60 of 1% on average daily net assets.

Portfolio Manager

Dave Carroll, CFA, has managed the day-to-day Fund investments since its inception on January 8, 1997. Prior to managing the Fund, he served as an analyst and trader for Cargill Financial Services from January through September 1996. From 1986 to August of 1995 he was a second vice president and portfolio manager for Fortis Advisers, Inc.

Investment Factors and Risks Involved


Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole.

Credit Risk: The primary risk of investing in the high yield sector is the credit risk. Bonds rated below investment grade have greater risks of default than investment grade bonds and, may in fact, be in default. Issuers of high yield bonds usually do not have strong historical financial conditions, requiring them to offer higher yields to compensate for the greater risk of default on the payment of interest and principal. These bonds have speculative characteristics or are speculative. As a result, their market values have less sensitivity to interest rate changes on a short-term basis, but more sensitivity to adverse economic developments or individual corporate developments because of their lower credit quality. During an economic downturn or period of rising interest rates, issuers of lower-rated bonds may have more difficulty meeting their principal and interest payment obligations or obtaining additional financing to make the interest payments on their debt. When issuers have difficulty meeting projected goals or obtaining additional financing, the default rate on high yield bonds will likely rise.

Market Risk: Frequently, high yield bonds have a less liquid resale market than the market for investment grade bonds. In some cases, these bonds have no resale market at all. As a result, we may have difficulty valuing portfolio securities, choosing the securities to sell to meet redemption requests and/or selling or disposing of portfolio securities on favorable terms. The securities in the portfolio may experience large variations in price. In the event of an illiquid market or in the absence of readily available market quotations for certain high yield bonds in the Fund's portfolio, our judgment will play a greater role in the valuation of the securities. Such adverse market or economic conditions could make it difficult at times for us to sell or dispose of certain high yield bonds. We may have to sell these bonds at a significant loss to meet shareholders redemptions.




The high yield market has in the past, and may in the future, experience market risk due to adverse publicity and investor perceptions, whether or not based on fundamental analysis, decreasing market values and liquidity, especially on the lesser traded issues. In the past, Congress has attempted restricting the advantages of high yield bonds and similar attempts could occur in the future.

The monthly weighted average composition of the Fund's portfolio for the period from inception on January 8, 1997 through the end of the fiscal year on April 30, 1997 was:


Investment grade                                   Percentage of Portfolio
BB                                                          25.0%
B                                                           73.0%
CCC                                                          1.0%
CC                                                            0%
C                                                             0%
D                                                             0%
Non-rated                                                    1.0%
Subtotal                                                     100%
U.S. governments, equities and others                         0%
Total                                                        100%


For more information on risks see Additional Investment Factors and Risks Regarding the Funds on page --.

Expense Summaries and Example

The following expense summaries and example should assist you in understanding the various recurring and non-recurring costs and expenses you may directly or indirectly incur with your investment in the Fund.

          Shareholder Transaction Expenses


Shareholder transaction expenses are charges you pay when you buy or sell shares of the Fund. For Class A shares, we based expenses on the maximum 4% sales charge, which is reduced on purchases of $25,000 or more. For Class B shares, we based expenses on the maximum 5% contingent deferred sales charge, which is reduced by 1% for each year owned.



Shareholder Transaction Expenses                 Class A           Class B

Maximum sales charge imposed on                    4%               None
purchases (as a percentage of offering
price)
Maximum sales charge imposed on                   None              None
reinvested dividends
Maximum deferred sales charge                     None               5%
Redemption fee (The Funds currently               None              None
charge        $12.00 for each wire
redemption.)
Exchange fee                                      None              None
Total                                              4%                5%

          Annual Fund Operating Expenses


The following table, reflects annual operating expenses paid by the Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports. Operating expenses are expressed as a percentage of average net assets for the fiscal year ended April 30, 1997. We used the maximum investment management and 12b-1 distribution fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan.


Annual Fund Operating Expenses (as a          Class A                  Class B
percentage of average net assets)
Management fee                                .60%                     .60%
12b-1 distribution and service fees           .25%                     1.00%
Other expenses                                .15%                     .15%
Total Fund Operating Expenses                 1.00%                    1.75%


          Expense Example

The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class, for the years shown.



Expense Example          Class A         Class B        Class B No Redemption
After 1 year             $50             $68            $18
After 3 years            $71             $86            $56
After 5 years            $94             $96            $96
After 10 years           $160            $N/A*          N/A*
*Class B shares convert into Class A shares after five years.


You should use the expense example for comparison purposes only. It does not represent the Fund's actual expenses and returns, either past or future.

Financial Highlights


The Financial Highlights Table covers The AAL High Yield Bond Fund for the periods shown. We based the information presented on a share of beneficial interest outstanding throughout the applicable period. You should read the table in conjunction with the Funds' financial statements and related notes, all of which have been audited by the Funds' independent accountants, Price Waterhouse LLP. At your request, we will provide you, without charge, a copy of The AAL Mutual Funds Annual Report, dated April 30, 1997, containing these financial statements and a more detailed discussion and analysis of the Fund's performance.

               FROM INVESTMENT                          LESS DISTRIBUTIONS
               OPERATIONS
               NAV:      Net            Net       Total from    Dividends     Distributions  Total     NAV:     Total    Net Assets
               Start     Investment     Realized  Investment    from Net      from Net       Dividends End of   Return   at End of
               of        Income         and Un-   Operations    Investment    Realized       and       Period   for      Period
               Period    (Loss)         Realized                Income        Gain on        Distributions      Period
                                        Gain (Loss)                           Investments                       (1)


Class A shares

08-Jan-97 to
30-Apr-97      $10.00$   0.270          $(0.120)  $0.150        $(0.270)      $0.000         $(0.270)  $9.88    1.51%    $44,680,637

Class B shares

08-Jan-97 to
30-Apr-97      $10.00    $0.251         $(0.120)  $0.131        $(0.251)      $0.000         $(0.251)  $9.88    1.31%    $2,660,309


                         SUPPLEMENTAL DATA
                         AND RATIOS
                         Ratio of       Ratio of                Portfolio
                         Net            Net                     Turnover
                         Operating      Investment
                         Expenses       Income (Loss)
                         to Average     to Average
                         Net Assets     Net Assets*
                         (2)            (2)
Class A shares

08-Jan-97 to
30-Apr-97                1.00%          9.11%                   36.90%

Class B shares

08-Jan-97 to
30-Apr-97                1.75%          8.66%                   36.90%


*If the Fund had paid all of its expenses for Class A shares and Class B shares, the ratios would be as follows:

Class A shares - ratio of net  operating  expenses  to average  net assets  (2):
1.28%.
Class B shares - ratio of net  operating  expenses  to average  net assets  (2):
2.00%.
Class A shares - ratio of net  investment  income  (loss) to average  net assets
(2): 8.83%.
Class B shares - ratio of net  investment  income  (loss) to average  net assets
(2): 8.41%

(1) Total return assumes  reinvestment  of all dividends and  distributions  but
does  not  reflect  any  deductions  for  sales  charges.   The  aggregate  (not
annualized) total return is shown for periods less than one year.

(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL MONEY MARKET FUND

Investment Objective

The AAL Money Market Fund seeks a high level of current income, consistent with liquidity and the preservation of capital, by investing in a diversified portfolio of high-quality, short-term money market instruments.

Investment Policies

We invest in short-term money market instruments for the Fund, such as:

1) Obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2) Certificates of deposit, bankers acceptances and similar obligations of U.S. banks, savings associations, foreign branches of U.S. banks and domestic branches of foreign banks, which have total assets of more than $1 billion at the time of purchase, and who are members of the Federal Deposit Insurance Corporation ("FDIC");

3) Commercial paper that at the time of purchase is defined as "First Tier" or "Second Tier" by the Investment Company Act of 1940, as long as we do not invest more than 5% of the Fund's total assets in Second Tier commercial paper; and

4) Corporate obligations, including variable rate master notes that at the time of purchase are in one of the two highest categories of a NRSRO, or, if unrated, issued by a corporation with outstanding debt that has an equivalent or better rating at the time of purchase.

We make investments for the Fund consistent with Rule 2a-7 under the Investment Company Act of 1940. As such, we invest in securities maturing in 397 days or less and maintain a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Fund's investments, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates. To the extent it is practical, we try to maintain a constant net asset value per share of $1.00 for the Fund.

We may purchase participation interests (interests in securities held by others) in securities we are authorized to invest for the Fund as described above.

The U.S. government neither insures nor guarantees the investments in this Fund.

Annual Advisory Fee

o         0.50 of 1% on the first $500 million
o         0.45 of 1% on average daily net assets over $500 million

Portfolio Manager


Michael R. Hilt, CFA, has managed the day-to-day Fund investments since November 1, 1995. From April 1994 through August 1995, Mr. Hilt served as portfolio manager and quantitative analyst for Conseco Capital Management, Inc. From August 1992 through April 1994, he served as a portfolio manager and quantitative analyst for PPM America, Inc.

Investment Factors and Risks Involved



Interest Rate Risk: Changes in interest rate levels affect the value of the money market instruments in the portfolio and the value of the Fund as a whole.

Credit Risk: The Fund carries the risk that the creditworthiness of some securities issuers may decline during the Fund's holding period.


For more information on risks, see Additional Investment Factors and Risks Regarding the Funds on page --.

Expense Summaries and Example

The following expense summaries and example should assist you in understanding the various recurring and non-recurring costs and expenses you may directly or indirectly incur with your investment in the Fund.

          Shareholder Transaction Expenses


Shareholder transaction expenses are charges you pay when you buy or sell shares of the Fund. For Class A shares, you do not pay any sales charges or redemption fees. For Class B shares, we based expenses on the maximum 5% contingent deferred sales charge, which is reduced by 1% for each year owned.


Shareholder Transaction Expenses                  Class A              Class B
Maximum sales charge imposed on                    None                 None
purchases (as a percentage of offering
price)
Maximum sales charge imposed on                    None                 None
reinvested dividends
Maximum deferred sales charge                      None                  5%
Redemption fee (The Funds currently                None                 None
charge        $12.00 for each wire
redemption.)
Exchange fee                                       None                 None
Total                                              None                  5%


          Annual Fund Operating Expenses

The following table, reflects annual operating expenses paid by the Fund. The annual operating expenses include a management fee paid to the Adviser, 12b-1 distribution and service fees and other expenses for maintaining shareholder records and furnishing shareholder services, statements and financial reports. Operating expenses are expressed as a percentage of average net assets for the fiscal year ended April 30, 1997. We used the maximum investment management and 12b-1 distribution fees permitted under The AAL Mutual Funds Investment Advisory Agreement and 12b-1 Distribution Plan.

Annual Fund Operating Expenses (as a          Class A            Class B
percentage of average net assets)
Management fee                                .50%               .50%
12b-1 distribution and service fees           .13%               .88%
Other expenses                                (.08)%*            .40%
Total Fund Operating Expenses                 .55%               1.78%
* Up until 1/01/97, we waived management and 12b-1 fees for the Fund and then reinstated a .20% management fee for the Fund (we still are waiving the balance of the management fee of .30%).


          Expense Example

The following expense example shows the cumulative expenses attributable to a hypothetical $1,000 investment with an annual return of 5% compounded annually, in each class, for the years shown.



Expense Example          Class A          Class B        Class B No Redemption
After 1 year             $6               $68            $18
After 3 years            $18              $87            $57
After 5 years            $31              $98            $98
After 10 years           $70              N/A*           N/A*
*Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund's actual expenses and returns, either past or future.

Financial Highlights


The audited Financial Highlights Table covers The AAL Money Market Fund for the periods shown. The Fund based the information presented on a share of beneficial interest outstanding throughout the applicable period. You should read the table in conjunction with the Funds' financial statements and related notes, all of which have been audited by the Fund's independent accountants, Price Waterhouse LLP. At your request, we will provide you, without charge, a copy of The AAL Mutual Funds Annual Report, dated April 30, 1997, containing these financial statements and a more detailed discussion and analysis of the Fund's performance.

               FROM INVESTMENT                          LESS DISTRIBUTIONS
               OPERATIONS
               NAV       Net            Net       Total from   Dividends    Distribution   Total     NAV:      Total     Net Assets
               Start     Investment     Realized  Investment   from Net     from Net       Dividends End of    Return    at End of
               of        Income         and Un-   Operations   Investment   Realized       and       Period    for       Period
               Period    (Loss)         realized               Income       Gain on        Distributions       Period
                                        Gain (Loss)                         on Investments                     (1)



Class A shares

1-Mar-88 to
30-Apr-88      $1.00     $0.009         $0.000    $(0.009)     $(0.009)     $0.000         (0.009)   $1.00     0.91%     $7,990,507
30-Apr-89      1.00      0.078          0.000     0.078        (0.078)      0.000          (0.078)   1.00      8.10      143,217,501
30-Apr-90      1.00      0.079          0.000     0.079        (0.079)      0.000          (0.079)   1.00      8.24      223,447,573
30-Apr-91      1.00      0.068          0.000     0.068        (0.068)      0.000          (0.068)   1.00      7.07      228,465,749
30-Apr-92      1.00      0.045          0.000     0.045        (0.045)      0.000          (0.045)   1.00      4.54      147,584,931
30-Apr-93      1.00      0.025          0.000     0.025        (0.025)      0.000          (0.025)   1.00      2.53      83,274,493
30-Apr-94      1.00      0.019          0.000     0.019        (0.019)      0.000          (0.019)   1.00      1.95      65,008,303
30-Apr-95      1.00      0.038          0.000     0.038        (0.038)      0.000          (0.038)   1.00      3.92      70,210,675
30-Apr-96      1.00      0.048          0.000     0.048        (0.048)      0.000          (0.048)   1.00      4.94      116,014,091
30-Apr-97      1.00      0.051          0.000     0.051        (0.051)      0.000          (0.051)   1.00      5.21      189,616,902

Class B shares

08-Jan-97 to
30-Apr-97      $1.00     $0.013         $0.000    $0.013       $(0.013)     $0.000         $(0.013)  $1.00     1.32%    $569,097



                         SUPPLEMENTAL DATA
                         AND RATIOS
                         Ratio of       Ratio of               Portfolio
                         Net            Net                    Turnover
                         Operating      Investment
                         Expenses       Income (Loss)
                         to Average     to Average
                         Net Assets     Net Assets*
                         (2)            (2)

Class A shares

1-Mar-88 to
30-Apr-88                0.07%          7.06%                  NA
30-Apr-89                0.76           8.29                   NA
30-Apr-90                1.04           7.84                   NA
30-Apr-91                1.07           6.85                   NA
30-Apr-92                1.11           4.56                   NA
30-Apr-93                1.13           2.53                   NA
30-Apr-94                1.26           2.00                   NA
30-Apr-95                1.17           3.95                   NA
30-Apr-96                0.83           4.89                   NA
30-Apr-97                0.55           4.91                   NA

Class B shares

08-Jan-97 to
30-Apr-97                1.78%          3.81%                  NA


*If the Fund had paid all of its expenses for Class A shares and Class B shares, the ratios would be as follows:

Class A shares - ratio of net  operating  expenses  to average  net assets  (2):
1.76%, 1.18%, 1.04%, 1.07%, 1.11%, 1.27%, 1.51%, 1.42%, 1.28% and 1.10%.
Class B shares - ratio of net  operating  expenses  to average  net assets  (2):
3.54%
Class A shares - ratio of net  investment  income  (loss) to average  net assets
(2): 5.37%, 7.87%, 7.84%, 6.85%, 4.56%, 2.38%, 1.75%, 3.70%, 4.46% and 4.36%.
Class B shares - ratio of net  investment  income  (loss) to average  net assets
(2): 2.05%


(1) Total return assumes  reinvestment  of all dividends and  distributions  but
does  not  reflect  any  deductions  for  sales  charges.   The  aggregate  (not
annualized) total return is shown for periods less than one year.

(2) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

Additional Investment Factors and Risks Regarding the Funds

Temporary Defensive Purposes

We have a temporary defensive position policy that allows us to invest up to 100% of a Fund's total assets in cash and short-term money market obligations, including tax-exempt money market funds and investment grade fixed-income securities when significant adverse market, economic, political or other circumstances require immediate action to avoid losses. Primarily, we may purchase the following types of securities for temporary defensive purposes:

o Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

o Commercial paper rated at the time of purchase in the highest rating category by NRSROs; and

o Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

We may invest up to 100% of The AAL International Fund's total assets in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities to a greater extent than 20%.

Interest Rate Risk


For The AAL Bond, Municipal Bond, High Yield Bond and Money Market Funds and, to some extent, The AAL Equity Income Fund, you can expect that interest rate changes will significantly impact upon the value of your Fund investments. Interest rates are influenced by supply and demand as well as economic monetary policies. In general, a decline in prevailing interest rate levels generally will increase the value of the securities, particularly the bonds, held in a Fund's portfolio and vice versa. As a result, interest rate fluctuations will affect a Fund's net asset values but not the income received from its existing portfolio. However, changes in the prevailing interest rate level will affect the yield on subsequently purchased securities. Because yields on the securities available for purchase by the Funds will vary over time, we cannot assure a specific yield on a Fund's shares.

Longer-term bonds are more sensitive to interest rate changes than shorter-term bonds, reflecting the greater risk of holding these bonds for a longer period of time. Longer-term bond prices increase more dramatically when interest rates fall and decrease more dramatically when interest rates rise. Prices of short-term debt, such as money market instruments, are less price sensitive to interest rate changes because of their short durations.

Income-producing equity securities generally pay higher than average dividends. Due to the regular payment of higher dividends, these securities, like bonds, are more sensitive to interest rate levels than other equity securities.


Investing in Bonds Versus Investing in a Mutual Fund

Investing in a mutual fund that owns bonds is not the same as buying an individual bond. Both bonds and funds owning bonds offer regular income. While individual bonds can offer a fixed amount of regular income until maturity, a mutual fund portfolio may include a constantly changing pool of bonds with differing interest rates and maturity prices. Both share prices and dividends may fluctuate in a mutual fund owning bonds.

Investment Grade and Medium Grade Bond Investments


The AAL International, Equity Income, Bond, Municipal Bond and High Yield Bond Funds may purchase investment grade bonds. A debt or other fixed-income security is considered investment grade if it is rated investment grade by a NRSRO, such as BBB or better by Duff and Phelps Credit Rating Co. ("D&P") and Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Services, Inc. ("Moody's"). Securities rated in the fourth highest category, such as BBB by D&P or S&P or Baa by Moody's, are considered medium grade bonds and have more sensitivity to economic changes and speculative characteristics. If a bond in a Fund has lost its rating or has had its rating reduced, the Fund does not have to sell the security, but the Adviser will consider the lost or reduced rating in determining whether that Fund should continue to hold the bond.



High Yield Bond Investments

We may invest in high yield bonds for The AAL International (up to 20% of total assets), Equity Income (up to 5% of total assets) and High Yield Bond Funds. The primary risk of investing in the high yield sector is the credit risk. Bonds rated below investment grade have greater risks of default than investment grade bonds (including medium grade bonds) and, may in fact, be in default. Issuers of high yield bonds usually do not have strong historical financial conditions, requiring them to offer higher yields to compensate for the greater risk of default on the payment of interest and principal. These bonds have speculative characteristics or are speculative. As a result, their market values are less sensitive to interest rate changes on a short-term basis, but more sensitive to adverse economic developments or individual corporate developments because of their lower credit quality. During an economic downturn or period of rising interest rates, issuers of lower-rated bonds may have more difficulty meeting their principal and interest payment obligations or obtaining additional financing to make the interest payments on their debt. When issuers have difficulty meeting projected goals or obtaining additional financing, the default rate on high yield bonds will likely rise.

Frequently, high yield bonds are less liquid than investment grade bonds. In some cases, these bonds have no resale market at all. As a result, these bonds are more difficult to price accurately and are subject to price volatility and we may experience difficulty in valuing the high yield securities in these portfolios or purchasing or disposing of them on favorable terms, particularly during adverse market or economic conditions. In the event of an illiquid market or in the absence of readily available market quotations for certain high yield bonds in the Funds' portfolios, our judgment will play a greater role in valuing the securities.


Mortgage-Backed Securities

For The AAL Bond and High Yield Bond Funds, we may invest in mortgage-backed securities with amortizing payments consisting of both interest and principal and prepayment privileges (the ability to prepay the principal or a portion thereof without penalty). Mortgaged-backed securities represent interest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Various government, government-related and private organizations combine these mortgages for sale to investors (i.e., the Government National Mortgage Association ("GNMA") guarantees and issues mortgage-backed securities). Mortgage-backed securities generally provide for a "pass through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities. The yield on these securities applies only to the unpaid principal balance.

We reinvest the periodic payments of principal and interest and prepayments, if any, in securities at the prevailing market interest rates. The prevailing rates may be higher or lower than the rate on the original investment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities tend to accelerate. Accordingly, any prepayments on mortgage-backed securities that we hold for a Fund reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields for the Fund. If we buy any mortgage-backed securities for a Fund at a premium, the Fund receives prepayments, if any, at par or stated value, which lowers the return on the Fund.


Dollar Rolls

For The AAL Bond Fund, we may enter into dollar rolls, in which we sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar mortgage-backed securities on a specified future date. Substantially similar mortgage-backed securities will be of the same type and will have the same interest rate as the mortgage-backed securities sold, but will be supported by different pools of mortgages. We forgo principal and interest paid during the roll period on the securities sold in a dollar roll, but we are compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. We also could be compensated through the receipt of fee income equivalent to a lower forward price. When required by the SEC guidelines, we will set aside permissible liquid assets in a segregated account to secure the Fund's obligation for the forward commitment to buy back substantially similar mortgage-backed securities.

For more information on the risks associated with a dollar roll strategy, please see the Statement of Additional Information.


Portfolio Turnover


We expect The AAL Mid Cap Stock, Small Cap Stock, Equity Income, Bond, Municipal Bond and High Yield Bond Funds to have portfolio turnover greater than 100%, and the other Funds to have a portfolio turnover of less than 100%. We do not calculate a portfolio turnover rate for The AAL Money Market Fund because of the short maturities of its investments. Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, we may pay more commissions for a Fund and may realize more taxable gains than in portfolios with less turnover, which may result in an increase in a Fund's expenses and lower returns for shareholders. We may trade for a Fund at a portfolio rate significantly exceeding 100% (i.e., 300% or more for The AAL Bond Fund), when we believe the benefits of short-term investments outweigh any increase in transactions costs or capital gains. For more information on transaction expenses and taxes, please refer to sections entitled "Portfolio Transactions," "Dividends, Distributions, and Taxes," and "Yield and Performance Information."

Repurchase Agreements and Borrowing

To earn income on available cash or for temporary defensive purposes, we may invest in repurchase agreements for the Funds. We must hold an amount of cash or government securities at least equal to the market value of the securities held pursuant to the agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we may experience delays and expenses in liquidating the securities, declines in the securities' value and loss of interest for a Fund.

We may borrow money, but only from banks and only for temporary or emergency purposes. We may not borrow more than 10% of a Fund's net assets and we must repay any amount we borrow for a Fund before we can buy additional securities.

When-Issued and Delayed Delivery Securities


To ensure the availability of suitable securities, we may buy when-issued or delayed delivery securities for The AAL International, Equity Income, Bond, Municipal Bond, High Yield Bond and Money Market Funds. Generally, we will not pay for when-issued securities or start earning interest until we have received the underlying securities for the Funds. We do not speculate in when-issued securities for the Funds. We purchase the securities with the expectation of acquiring the underlying securities when delivered. However, we sell when-issued securities before the settlement date when we believe it is in the best interest of a Fund.


Lending Portfolio Securities

To generate additional income, we may from time to time lend securities from a Fund's portfolios to brokers, dealers and financial institutions such as banks and trust companies. You will find a full explanation of portfolio securities lending and the restrictions thereon in the Statement of Additional Information. Presently, we do not intend to lend portfolio securities for the Funds.

Illiquid and Restricted Securities

Except for The AAL Money Market Fund, we may hold up to 15% of a Fund's net assets in illiquid securities. We may hold up to 10% of The AAL Money Market Fund's net assets in restricted and other illiquid securities. Illiquid securities are securities we believe cannot be sold within seven days in the normal course of business at approximately the amount at which we have valued or priced the securities for a Fund, including securities we acquired in private placements that have restrictions on their resale ("restricted securities"). We deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, we may experience delays and additional cost when trying to sell illiquid securities. For more information on restricted and other illiquid securities regarding The AAL Money Market Fund, please refer to the Statement of Additional Information, "Privately Issued Securities: The AAL Money Market Fund." The Board of Trustees has established procedures for determining the liquidity of Fund securities and has delegated the day-to-day liquidity determinations to the Adviser.

Subject to the limitations for illiquid investments stated above, we may purchase liquid restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Act"), without regard to the 15% or 10% limitation. Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities not registered under the Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for 144A securities and the ability to liquidate these investments to satisfy redemption orders. However, an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing us to sell the securities at unfavorable prices.

Variable Rate Demand Notes


All of the Funds may purchase variable rate securities. The AAL Money Market Fund may purchase variable rate securities (the yields will vary in relation to changes in specific money market rates, such as the prime rate) with actual maturities of 397 days or more, but only under conditions established by the Securities and Exchange Commission rules that permit such securities to be considered as having maturities of less than 397 days. We intend to invest in these longer-term variable rate securities only when, in our view, we may be able to take advantage of the higher yield that is usually paid on these securities over other short-term securities, and it appears to us that the variable rates on these securities may reduce the fluctuations in market value typical of longer-term securities. We also may purchase variable rate securities with a put option, which may further reduce the risk of fluctuations in market value.


Futures Contracts and Options

Except for The AAL Money Market Fund, we may engage in options, futures and options on futures transactions for the Funds, but only for bona fide hedging or other permissible risk management purposes. Generally, we do not make these investments if the initial margin deposits and premiums paid for unexpired options exceed 5% of a Fund's total assets. In addition, we do not:

o    Commit more than 25% of a Fund's net assets to such instruments;

o    Commit more than 25% of a Fund's net assets to covered options; or

o Commit more than 5% of a Fund's net assets to the premiums for put or call options.

Our options transactions and short sale transactions only consist of techniques to hedge an unrealized gain on portfolio securities, such as:

1) selling short against the box, which involves selling short securities a Fund already owns for delivery at a later date;

2) purchasing covered put options on portfolio securities, which allows us to sell a Fund's securities to the writer (seller) of the option at a set price on or before the expiration date of the option;

3) selling covered call options, which allows the holder of the options written by us for a Fund to purchase securities at a set price before the expiration date; and

4)   entering into closing transactions with respect to such options.

If we sell a security short against the box for a Fund, we may protect unrealized gains, but we may lose the opportunity to profit on such securities for the Fund if the price rises. When we purchase covered put options for a Fund, we pay the premiums for the options. We receive options for a Fund when we write (sell) covered call options. The premiums we receive for a Fund from writing (selling) covered call options may be completely or partially offset by any declines in the prices of the underlying securities.

Also, we may purchase stock index options, write covered stock index options and enter into closing transactions on these options.

We deal only in exchange-traded or over-the-counter options on securities and stock indexes.

Our futures transactions for the Funds may include instruments such as interest rate and index futures contracts and options thereon. We may use futures transactions for several reasons, including: (1) hedging unrealized portfolio gains; (2) minimizing adverse principal fluctuations in a Fund's debt and fixed-income securities; or (3) as a means of adjusting exposure to various markets.

Our ability to use futures and options transactions successfully depends upon our skill for predicting the level and direction of the securities, options and futures markets, interest rates and other factors. An incorrect prediction may make the implementation of the hedging strategy in furtherance of a Fund's investment objectives difficult. For example, significant differences may exist between the securities and the options and futures markets that could result in an imperfect correlation between them. Also, an incorrect prediction on the changes in the level and direction of interest rates could cause us to have a lower return for the Fund than it would have had if we had not attempted the hedging transaction. In the absence of the ability to hedge, however, we might take portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

Foreign Currency Transactions

Foreign securities have currency risk, meaning the risk that changes in foreign currency exchange rates and exchange control regulations will affect favorably or unfavorably the U.S. dollar value of these securities (and any income generated thereon). To manage this risk and facilitate the purchase and sale of foreign securities for a Fund, we may engage in foreign currency transactions involving: (1) the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date);
(2) options on foreign currencies; (3) currency futures contracts; or (4) options on currency futures contracts. Although we use foreign currency transactions to protect against adverse currency movements, they involve the risk that we may not accurately predict the currency movements, which could adversely affect a Fund's total return. We set forth further information on foreign securities and currency transactions in the Statement of Additional Information.


Foreign Securities

The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International and Equity Income Funds may invest in foreign securities domestically through depository receipts (i.e., American Depository Receipts ("ADRs")) and securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System. The AAL Bond and High Yield Bond Funds may invest up to 20% of its net assets in debt securities of foreign issuers that are payable in U.S. dollars. Foreign securities may present a greater degree of risk (including risks related to tax provisions or appropriation of assets) than do securities of domestic issuers.


Risks of Investing in Foreign Securities

Currency Risk

Even though a Fund may hold securities denominated or traded in foreign securities, we measure a Fund's performance in terms of U.S. dollars, which may subject the Fund to foreign currency risk. Foreign currency risk is the risk that the U.S. dollar value of foreign securities (and any income generated therefrom) held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Therefore, the net asset value of a Fund may go up or down as the value of the dollar rises or falls compared to a foreign currency.

Liquidity Risk

Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, meaning the foreign market may have less liquidity. The lower liquidity in a foreign market can affect our ability to purchase or sell blocks of securities and obtain the best price in the foreign market for a Fund. Foreign markets tend to have greater spreads between bid and asked prices, trading interruptions or suspensions and brokerage and other transaction costs. Settlement practices vary from country to country and many foreign markets have longer settlement periods for their securities in comparison to domestic securities. These differing practices may cause us to lose opportunities for favorable purchases elsewhere and interest income. Also, foreign markets may trade on days when the Funds do not value their portfolios. This means that a Fund's Net Asset Value can change on days when a shareholder cannot access his or her account. We may incur extra costs for a Fund when involved in currency hedging. For example, restrictions on converting a foreign currency into U.S. dollars may adversely affect the value of a Fund.

Political, Economic and Market Risks

The degree of political and economic stability varies from country to country. If a country expropriates money from foreigners or nationalizes an industry, a Fund may lose some or all of any particular investment in that country. Individual foreign economies may vary favorably or unfavorably from the U.S. economy in such areas as growth of gross national product, inflation rate, savings, balance of payments and capital investment, which may affect the value of a Fund's investment in any foreign country.

Governmental Regulation

Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets. Also, many foreign governments impose restrictions on investments in their capital markets as well as taxes or other restrictions on repatriation of investment income. The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

Nonuniform Corporate Disclosure Standards

Many countries have laws making information on publicly-traded companies, banks and governments unavailable, more difficult to obtain, incomplete or unavailable. The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, as applied to securities of different countries.

Investment Restrictions

In addition to specific investment restrictions described in the SAI, only a vote of the majority of the outstanding shares can change:

o    The investment objective of a Fund;

o    The policies on borrowing and lending securities;


o The restriction on concentrating investments in a single industry, which limits a Fund from investing more than 25% of its net assets (25% of the total assets for The AAL International, Small Cap Stock and High Yield Bond Funds) in any single industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ; and


o The restriction requiring issuer diversification by limiting a Fund from investing more than 5% of its net assets in a single issuer, except that up to 25% of its net assets may be invested without regard to this limitation. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

With the exception of the fundamental investment policy requiring us to invest at least 80% of The AAL Municipal Bond Fund's net assets in municipal securities, the Board of Trustees may change any of the Funds' other investment policies without shareholder approval. For example, the Board of Trustees may change the policies regarding specific investments, discussed above (other than the policies on borrowing and securities lending). We have included a description of all of the investment restrictions applicable to the Funds in the Statement of Additional Information.

Board of Trustees

Our Board of Trustees* decides matters of general policy and reviews the activities of the Adviser and the officers who conduct and supervise the daily business operations of the Funds.

The Trustees, their business addresses and principal occupations during the past five years are:

John H. Pender,** P.O. Box 250 Dunbar WV 25064 DOB 5/25/30 Chairman of the Board of Trustees and from 1987 through May 1996, President of the Funds; Prior to 1996, Senior Vice President and Chief Investment Officer, Aid Association for Lutherans (fraternal benefit society) and prior to 1992, Treasurer

F. Gregory Campbell
2001 Alford Park Drive
Kenosha, WI 53140
DOB 12/16/39
Trustee;  President of Carthage College, Kenosha, WI; Director, Kenosha Hospital
and  Medical  Center;   Chairman,   WI  Assoc.   of  Independent   Colleges  and
Universities; Board Member, Kenosha Area Development; and Board Member, Prarie High School

Richard L. Gady
One Central Park Plaza
Omaha, NE 68102
DOB 2/28/43
Trustee; and Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (a food and agriculture corporation)

D.W. Russler
P.O. Box 84
Minocqua, WI 54548
DOB 10/28/28
Trustee;   from  1984  through  1988,   Senior  Vice   President,   Finance  and
Administration, NCR Corporation; Director, Capital Markets Assurance Corporation (reinsurance); and Member, Advisory Board -- Saratoga Partners II and III (corporate buy-out limited partnership)

Lawrence M. Woods
P.O. Box 1860
Worland, WY 82401
DOB 4/14/32
Trustee; and Former Executive Vice President and Director, Mobile Oil Corp. (international oil company)

Richard L. Gunderson**
10801 E. Happy Valley Road, # 67
Scottsdale, AZ 85255
DOB 6/14/33
Trustee: Chairman of the Board of Directors and from 1985 through 1996, Chief Executive Officer, and from 1985 through 1995, President, Aid Association for
Lutherans  (fraternal  benefit  society);   Trustee,  Lawrence  University;  and
Director, Banta Corp. (diversified printer and publisher)


Ronald G. Anderson** 4321 North Ballard Road Appleton, WI 54919 DOB 10/2/48 Trustee and President; Senior Vice President, CFO and CIO, Aid Association for Lutherans; President, AAL Capital Management Corporation; Director, General Re - CKAG Reinsurance and Investment S.ar.L. (Luxembourg reinsurance corporation); and From 1991 through 1996, Chairman, General Re Financial Products and from 1995 through 1996, Vice President Corporate Development, General Re (both reinsurance)

* All of the Trustees except for Mr. Pender and Mr. Gunderson are Directors of the AAL Variable Product Series Fund, Inc.


** Denotes an "interested person" of the Funds as defined in the Investment Company Act of 1940.

MANAGEMENT OF THE TRUST

The Adviser

Under an Investment Advisory Agreement with the Trust, and subject to the supervision of the Funds' Board of Trustees, the Adviser manages the investment and reinvestment of the Funds' assets, provides the Funds with personnel, facilities, and administrative services, and supervises the Funds' daily business affairs. The Adviser formulates and implements a continuous investment program for the Funds consistent with each Fund's investment objectives, policies and restrictions.

The Adviser provides office space as well as executive and other personnel to the Funds. In addition to investment advisory fees, each Fund incurs the following expenses: legal, auditing and accounting expenses; trustees' fees and expenses; insurance premiums; brokers' commissions; taxes and governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Custodian and Transfer Agent; certain expenses with respect to membership fees of industry associations; and any extraordinary expenses, such as litigation expenses.

We have engaged Societe Generale Asset Management Corp., 1221 Avenue of the Americas, New York, NY 10020, to act as Sub-Adviser for The AAL International Fund. The Sub-Adviser has registered as an investment adviser under the securities laws. Societe Generale, which is one of France's largest banks, indirectly owns the Sub-Adviser. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, subject to the direction of the Adviser and the Board of Trustees, determines the securities that The AAL International Fund purchases or sells and renders other assistance to the Adviser in formulating and implementing the investment program for the Fund.

Portfolio Transactions

The Adviser directs the placement of orders for the purchase and sale of the Funds' portfolio securities. In directing orders, the Adviser will consider a number of factors to attain what it believes is the best combination of price and execution for the Funds, including: when it believes that more than one broker or dealer is capable of providing the best combination of price and execution in a transaction. The Adviser normally will select a broker or dealer who furnishes research services.

The Adviser may have other clients for which it is making investment and order placement decisions similar to the Funds. When making simultaneous purchases or sales for the Funds and another client, if any, the Adviser's decisions could have a detrimental effect on the price or volume of the securities purchased or sold for the Funds. In other cases, simultaneous purchases or sales of securities for the Funds and other clients could provide the Funds with the ability to participate in volume transactions that may cost less per share or unit traded than smaller transactions.

BUYING SHARES IN THE FUNDS


You can buy two classes of shares in the Funds, Class A and Class B through a licensed registered representative, by mail or wire transfer. Sales charges and ongoing asset based distribution fees mark the primary differences between Class A and Class B shares. We describe the differences between the types of shares below.


Class A Shares

Sales Charges


You buy Class A shares of each Fund, except for The AAL Money Market Fund, at net asset value ("NAV") plus a maximum sales charge of 4.00% of the public offering price ("POP") incurred at the time of purchase. As a result, we do not impose a sales charge when an investor redeems Class A shares of a Fund. We may reduce or waive sales charges on certain purchases. The chart below shows the sales charge percentage for Class A shares imposed at different dollar level purchases.


     Your Investment          Sales Charge as a        Sales Charge as a        50% Sales Charge          50% Sales Charge
         Amount                   % of POP             % of Net Amount          as a % of POP             as a % of Net
                                                          Invested                                        Amount Invested
Less than $25,000                  4.00%                    4.17%                    2.00%                     2.04%
$25,000 but less                   3.75%                    3.90%                    1.88%                     1.91%
than $50,000
$50,000 but less                   3.00%                    3.09%                    1.50%                     1.52%
than $100,000
$100,000* but less                 2.00%                    2.04%                    1.00%                     1.01%
than $250,000
$250,000 but less                  1.00%                    1.01%                    0.50%                     0.50%
than $500,000
$500,000 and up**                  0.00%                    0.00%                    0.00%                     0.00%

* You should purchase Class A shares at this level of investment and above.
** Registered Representatives may receive compensation not exceeding .50 of 1% of amounts invested at this purchase level.

You buy Class A shares of The AAL Money Market Fund at net asset value without a sales charge and you do not pay a fee upon redemption.


Reducing Your Sales Charge

We may reduce your sales charges on purchases of Class A shares under certain circumstances, described below. If you are eligible for one of these reductions, you must tell us or your Registered Representative at the time you purchase Class A shares or you may or may not receive the reduction. Trustees, directors and employees of the Funds and the Adviser and Sub-Adviser, as well as persons licensed to receive commissions for sales of The Funds may not pay a sales charge on their purchases or on purchases made by family members residing with them. We reserve the right to stop or change these reductions at any time.

50% Reduction. Non-profit organizations, charitable trusts, charitable remainder unitrusts, endowments, AAL branches and congregations pay only 50% of the normal sales charge so long as there is a meaningful Lutheran affiliation. The reduction does not apply to 403(b)(7) Retirement Plan Accounts.

Right of Accumulation. You can combine all your Class A and Class B share purchases, including the purchases of family members who live with you, when computing your current sales charge for Class A shares. Eligible shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer sponsored plans can link the shares in the plan for purposes of calculating a sales charge reduction. Accumulation includes the value of all Class A shares at the public offering price, all Class B shares, and reinvested dividends and capital gains.

Letter of Intent

If you expect to invest $25,000 or more during the next 13 months, you can reduce your sales charge on Class A shares by signing a Letter of Intent. Class A or Class B share purchases fulfill the Letter of Intent, but you receive a reduced sales charge on Class A shares only. You can include purchases in accounts you have linked for purposes of the Right of Accumulation, and you can back date a Letter of Intent to include purchases made in the last 90 days. However, we do not recalculate the sales charge on prior purchases.

You do not have any obligation to buy additional shares. During the Letter of Intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the Letter of Intent within the 13-month period, we will sell escrowed shares to cover any additional sales charges due from you. You should sign only one Letter of Intent for all accounts combined under Right of Accumulation.

Share purchases in The AAL Money Market Fund do not apply toward your Letter of Intent, unless you paid a sales charge and exchanged them into shares of The AAL Money Market Fund.

Class B Shares


You buy Class B shares of each Fund at net asset value with no initial sales charge . However, you may pay a contingent deferred sales charge (expressed as a percentage of the lesser of the current net asset value or original cost) of up to 5% if you redeem shares within five years after purchase. We do not impose a contingent deferred sales charge on shares you acquire through the reinvestment of dividends and capital gains. To reduce your cost, when you redeem shares in a Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those bought through reinvestment of dividends and capital gains) or shares with the lowest contingent deferred sales charge. We waive the contingent deferred sales charge upon redemption of shares following the death or disability of a shareholder or for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans or to meet certain retirement plan requirements. Also, we reduce the amount of a contingent deferred sales charge depending on the amount of years from the purchase of Class B shares until the sale of those shares according to the following table:



  Years after Purchase             Deferred Sales Charge on Shares Being Sold
        1st year                                     5.00%
        2nd year                                     4.00%
        3rd year                                     3.00%
        4th year                                     2.00%
        5th year                                     1.00%
     After 5th year                                  0.00%

We base the sales charge on the lesser of the net asset value of the shares at the time of the purchase or at the time of the sale.


You should not consider buying Class B shares if you can elect the 50% reduction for purchases of Class A shares or you are investing $100,000 or more in the Funds. Also, because of the higher expenses, you should not consider buying Class B shares of The AAL Money Market Fund unless you intend to exchange them for other Class B shares or as part of The AAL Mutual Funds Capital Builder Plan (see page ___).

Conversion to Class A Shares

Your Class B shares automatically convert to Class A shares after 5 years from the purchase date, reducing future annual expenses. Class B shares provide the benefit of putting all of your dollars to work from the time you make your investment. However, until your Class B shares convert to Class A shares, you will have a higher expense ratio, receive lower dividends and may have a lower net asset value than Class A shares due to the higher 12b-1 fees.


You should consider the amount and intended length of time of your investment when determining which share class would benefit you the most. In general, if you intend to make a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you intend to make a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately.


Purchase Price


To determine the prices at which you buy shares, we calculate the net asset value as of the business day on which we receive your order in proper form. The share price (net asset value per share) will decline on the record dates when The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International and Equity Income Funds distribute dividends and capital gains by the amount of the distributions. If you buy shares before the record date ("buying the dividend"), you will pay the full price for shares and then receive a portion of the price back as a taxable distribution.

Minimum Purchase Amount per Account per Transaction


Minimum Purchase Amount per        Initial Purchase          Additional Purchase
Account per Transaction

Regular Account                         $1,000                       $50
IRA                                      $250                        $50
Automatic Investment Plan                 $0                         $25
Letter of Intent                                                   $25,000
(over a 13-month period)

The Funds may waive the minimum investment amount needed to open or add to an account for certain employer-sponsored accounts.

Opening a New Account

Your AAL Capital Management Corporation Registered Representative is ready to help you open a new account. If you do not know the name of your Registered Representative, please call the Mutual Fund Service Center at 800-553-6319. The Telecommunications Device for the Deaf (TDD) is 800-684-3416.

To open your account, just follow these steps:

1. After reviewing this prospectus, complete an AAL Mutual Funds Application and New Account Form, which should be attached to the prospectus, for every different account registration. For example, you need separate applications for an individual account in The AAL Bond Fund and an IRA invested in The AAL Bond Fund. Remember to designate whether you are purchasing Class A shares or Class B shares. If you don't complete the application properly, your purchase may be delayed or rejected;

2. Make your check payable to the Fund you are buying, for example, "The AAL Bond Fund." If you are buying more than one Fund, make your check payable to "The AAL Mutual Funds." DO NOT make your check payable to AAL or AAL Capital Management Corporation; and

3.        Mail your completed application and check to:

                The AAL Mutual Funds
                222 West College Avenue
                P.O. Box 8004
                Appleton, WI 54913-8004.

Buying Shares for the First Time by Wire

If your bank is a member of or has a corresponding relationship with a member of the Federal Reserve System, you can buy shares of the Funds by wire transfer by following these steps:

1.   Call AAL Capital  Management  Corporation at  800-553-6319  (The AAL Mutual
     Funds  Service  Center  ("Service   Center"))  and  provide  the  following
     information:


o    Your account registration;

o The name of the Fund(s) in which you want to invest and whether you wish to buy Class A or Class B shares;

o    Your address;

o    Your Social Security or tax identification number;

o    The dollar amount;

o    The name of the wiring bank;

o The name and the telephone number of the person at your bank who the Funds can contact about your purchase; and

o We must receive your wire order before the closing of the NYSE (normally 3:00 p.m. Central Time) to receive that day's price.


2.   Tell your bank to wire your funds as follows:


                Firstar National Bank
                ABA No. 075000022
                For Credit to Firstar Trust Company
                Acct.  No 112-952-137

                For Further Credit to (name of specific AAL Mutual Fund) Account Registration (name(s) of the shareholders(s)).


3.   Call the Service Center and inform them or your incoming wire.


4.   Complete The AAL Mutual Funds Application and mail it immediately to:

                The AAL Mutual Funds
                222 West College Ave.
                P.O. Box 8004
                Appleton, WI 54913-8004.

Account Registration

How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your AAL Mutual Funds Application.
Some account registrations may require additional documents.

Accounts For Retirement Savings

AAL members, their enterprises and Lutheran organizations may establish their own individual or business retirement plans. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan.

A third party maintenance fee may apply to some retirement accounts. Please review plan documents for more information.

Your AAL Capital Management Corporation Registered Representative will provide you with all the materials, documents and forms you need, and will work with you in establishing your retirement plan from among these choices:

o    Regular IRA (Individual Retirement Account);

o    "Rollover" IRA;

o    SEP-IRA (Simplified Employee Pension Plan);

o SARSEP-IRA (Salary Reduction Simplified Employee Pension Plan) No new plans may start after 1996, but existing plans may continue;

o    SIMPLE-IRA (Savings Incentive Match Plan for Employees);

o 403(b)(7) Retirement Plan Account (Legal restrictions apply to your ability to withdraw funds from this account); and

o    Qualified Retirement Plans.

Prestige Account


We provide investors who maintain substantial account balances in one or a combination of The Funds with additional benefits. You will have exclusive access to our Prestige Account Network, personalized retirement or education planning analysis, complimentary investment information, a Prestige Account organizer and more. Your AAL Capital Management Corporation Registered Representative can provide you with more detailed information.

Buying Additional Shares for Your Account

After you have opened an account with The AAL Mutual Funds, you can make additional investments of $50 or more per account by mail, telephone or wire. Please put your name and your AAL Mutual Funds Account number on the face of all investment checks, and make sure your checks are payable to the specific Fund in which you are investing (for example, "The AAL Bond Fund"). If you are investing in more than one Fund, make your check payable to "The AAL Mutual Funds." DO NOT make your check payable to AAL or AAL Capital Management Corporation. Some retirement accounts, such as the 403(b)(7) Retirement Plan, may allow you to make investments only by deferring part of your salary.

By Mail


Regular Mail:                               Express Mail/Private Delivery:
The AAL Mutual Funds                        The AAL Mutual Funds
c/o Firstar Trust Company                   c/o Firstar Trust Company
615 East Michigan Street                    Mutual Funds Services, Third Floor
P.O. Box 2981                               615 East Michigan Street
Milwaukee, WI 53201-2981                    Milwaukee, WI 53202

By Wire


Follow the directions listed under "Buying Shares for the First Time by Wire" on page ___.


By Telephone

Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option on the application. Once you have selected this option, you can call the Mutual Fund Service Center and we will withdraw money from your bank checking or savings account to make your investment. You pay the next price computed after the Funds have received your investment from your bank, which is usually three business days after you authorize the transfer. If you need to invest sooner, you should consider making a bank wire purchase.

Automatic Investment Plans

To make regular investing more convenient, you can open an automatic investment plan with no initial investment and a minimum of $25 per account per transaction after you start your plan. Your AAL Capital Management Corporation Registered Representative is ready to help you set up one of the following plans.

The Bank Draft Plan allows you to make regular investments in The AAL Mutual Funds directly from your checking or savings account. The following rules and/or guidelines apply:

o You can select up to two transaction dates per month (at least 10 days apart). If you don't select the date(s), the money will automatically be withdrawn from your bank account on the 5th of the month;

o To start the plan or change your bank account, you must notify us in writing at least 13 business days prior to the transaction date. All bank account owners must sign the bank draft plan card;

o To stop or change the amount of your plan, you must tell us at least 5 business days prior to the transaction date; and

o Make sure you have enough money in your bank account to make the investment so you can avoid paying any possible fees from your bank or our Transfer Agent.

The Capital Builder Plan allows you to transfer money every month from your AAL Money Market Fund Account into another AAL Mutual Funds Account. The following rules and/or guidelines apply:

o You can select the transaction date. If you don't select the date, we will automatically transfer the money from your account on the 15th of the month;

o To start the plan, you must notify us in writing at least 24 hours prior to the transaction date. You must have all account owners sign the Capital Builder Plan Card; and

o To stop or change the amount of your plan, you must tell us at least 24 hours prior to the transaction date.

The Payroll Deduction Savings and Investment Plan allows employees of AAL, employees of Lutheran-affiliated institutions and Lutheran employees whose employers agree to invest in The AAL Mutual Funds through direct deduction from their paychecks or commission checks.

The Government Allotment Plan allows Lutheran Social Security recipients, federal employees and military personnel to invest in The AAL Mutual Funds through direct deduction from their paychecks.

Using The AAL Mutual Funds Automatic Investment Plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you "dollar cost average," you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are low.

ADDITIONAL INFORMATION ABOUT BUYING SHARES

Earning Income

You begin earning income, if any, on your shares on the business day following the day our Transfer Agent receives your payment.

Purchases

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash or traveler's checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees. When you buy shares by check, electronic funds transfer or automatic investment purchase, you may not be able the redeem the shares you purchased for 12 days or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by the Transfer Agent.

Confirmation

We generally mail written confirmation of your purchases, except for The AAL Money Market Fund, within two business days following the date of your purchase. We mail confirmation of additional purchases in The AAL Money Market Fund monthly. We mail confirmation of your automatic investment plan purchases at least quarterly.

Share Certificates


We issue share certificates only upon written request, and then only for full shares. You must make a new written request for a share certificate each time you purchase shares. We do not charge a fee to issue share certificates. If you have asked for or have received share certificates, you cannot use certain shareholder services, including wire,check and telephone redemption, share exchange and any systematic withdrawal. Before you can redeem, transfer or exchange your shares, you must deliver the share certificates to our Transfer Agent in negotiable form (with a signature guarantee). We may not have share certificates available for some retirement accounts.


Other Information

The U.S. Postal Service or private delivery services are not agents of the Funds, the Distributor, or the Transfer Agent. We do not legally receive your purchase application or your request for redemption when you deposit them in the mail, send them with a private delivery service or when you deposit them in our Post Office Box. We must have physical possession of your request to consider your request received. Current law will determine the legal effect of posting for deadline purposes.

We reserve the right to suspend the offering of shares for a period of time and the right to reject any specific purchase of shares.

SELLING (REDEEMING) YOUR SHARES


You can sell your shares on any business day. When you sell your shares you receive the net asset value per share. If we receive your request in good order, which means including all the information listed below, before the close of the NYSE (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order on a holiday, weekend or a day the NYSE is closed, we will process your transaction on the next business day. You can sell shares several ways. Please note that transfers via Electronic Funds Transfer (EFT) generally take up to three business days to reach your bank account.


By Mail

Please include the following in your redemption request:

o    Name(s) of the account owner(s);

o    Account number(s);

o    Amount you want to receive or the number of shares you want to sell;

o    Tax withholding information, if required, for retirement accounts; and

o    Signatures of all account owners.

You must have your signature guaranteed if:

1.   You want to sell shares with a value of more than $25,000;

2. You want the proceeds sent to an address other than the one listed for your account;

3.   You want the check payable to someone other than the account owner(s); or

4. You hold share certificates (you must return the signed certificates with your request).

You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME THING AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

Mail to:

Regular Mail:                               Express Mail/Private Delivery:
The AAL Mutual Funds                        The AAL Mutual Funds
c/o Firstar Trust Company                   c/o Firstar Trust Company
P.O. Box 2981                               Mutual Funds Services, Third Floor
615 East Michigan Street                    615 East Michigan Street
Milwaukee, WI 53201-2981                    Milwaukee, WI 53202

By Telephone

To make investing in the Funds more convenient, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The AAL Mutual Funds, AAL Capital Management Corporation, the Custodian, the Transfer Agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

The following rules and/or guidelines for selling by telephone apply:

o    You must call the Mutual Fund Service Center at 800-553-6319;

o You must provide a form of personal identification to confirm your identity;

o    You can sell up to $25,000 worth of shares;

o The Funds will mail a check only to the person(s) named on the account registration and only to the address on the account;

o    Retirement plan accounts are not eligible;

o    You cannot sell shares in certificate form by telephone;

o You can do only one telephone redemption within any 30-day period for each authorized account;

o Telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and

o If we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

By Wire

The following rules and/or guidelines for selling by wire apply:

o You must give us written authorization, including the signatures of all the owners of the account, on The AAL Mutual Funds Application or Change Form;

o    You can make a wire redemption for any amount;


o    You pay a $12.00 fee for each wire redemption;


o We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and

o Wire redemptions may not be available to you for all retirement account plans.

Systematic Withdrawal Plan (usually only appropriate for Class A Shares)

You can have money automatically withdrawn from your AAL Mutual Funds account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. The following rules and/or guidelines apply:

o    You need a minimum of $5,000 in your account to start the plan;

o You can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month:

o To start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

o To stop or change your plan, you must notify us at least 5 business days prior to the next withdrawal; and

o Because of sales charges, you must consider carefully the costs of frequent investments in and withdrawals from your account.

The AAL Money Market Fund Checks (Class A Shares Only)

You can write checks on your AAL Money Market Fund account, if you complete a check writing signature card and agreement. You can request checks on your AAL Mutual Funds Application or in writing. We do not charge a fee for supplying your first set of checks, but charge $2.00 for each additional packet of checks. The following rules and/or guidelines apply:

o The checks you write on The AAL Money Market Fund must be for $500 or more (Because the Fund is not a bank, some features, such as stop payment, are not available);

o Our Transfer Agent may impose reasonable fees for each check that is returned;

o We do not return your canceled checks. For a fee, our Transfer Agent will send a copy of your check to you at your request;


o Unless you purchased shares by bank wire, you must wait 12 days after you purchase The AAL Money Market Fund shares to write checks against that purchase; and


o You need a written request -- NOT A CHECK -- to close an AAL Money Market Fund account. Your written request will require a signature guarantee to close accounts over $25,000.

CLOSING SMALL ACCOUNTS

All AAL Mutual Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to state law, to close an account when, due to a redemption, its value is less than $250. This does not apply to retirement plan accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $250.

REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY)

You have 60 days after you sell shares to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per share on the day when you made your reinvestment and not on the day when you sold your investment. The following rules and/or guidelines apply:

o    You may use this privilege only ONCE per account;

o You must send a written request and a check for the amount you wish to reinvest to the Funds' Transfer Agent:


Regular Mail:                           Express Mail/Private Delivery:
The AAL Mutual Funds                    The AAL Mutual Funds
c/o Firstar Trust Company               c/o Firstar Trust Company
P.O. Box 2981                           Mutual Funds Services, Third Floor
615 East Michigan Street                615 East Michigan Street
Milwaukee, WI 53201-2981                Milwaukee, WI 53202;

o    The dollar  amount you reinvest  cannot  exceed the dollar amount you sold;
     and

o    The sale of your shares may be a taxable event despite the reinstatement.

EXCHANGE PRIVILEGE


You may exchange shares in an AAL Mutual Fund for shares in another AAL Mutual Fund without paying any additional sales charge, if you initially paid a sales charge. For example, if you had purchased Class A shares of The AAL International Fund and paid the applicable sales charge and wanted to exchange them for Class A shares of The AAL Bond Fund, you could do so without paying an additional sales charge. However, if you initially purchased Class A shares of The AAL Money Market, where you would not have had to pay an initial sales charge, you would not be able to exchange these shares for another Fund without paying the applicable sales charge. Also, if you had exchanged Class A shares in a Fund where you had to pay a sales charge into Class A shares of The AAL Money Market Fund (so called "privileged shares" once exchanged for Money Market Fund Shares), you would not have to pay an additional sales charge if you exchanged these shares for Class A shares in another Fund. Class B shares are purchased at net asset value without a sales charge, so the issue of paying additional sales charges does not apply when exchanging Class B shares. The following rules and/or guidelines apply:


o Minimum investment rules may apply when you open a new account by exchanging shares, and you may have to submit a new application (i.e., you must exchange at least $1,000 worth of shares to another Fund and fill out a new account form, if you have not invested shares in the other AAL Mutual Fund account before);

o You can exchange for the same class of shares only (for example, Class A shares for Class A shares and Class B shares for Class B shares);

o You may only exchange into Funds that are legally available for sale in your state;

o    You may have a taxable gain or loss as a result of an exchange;

o We reserve the right to end this privilege if you make more than 12 exchanges in a year;

o We reserve the right to change or end this privilege upon 60 days notice, or suspend this privilege without notice when economic or market changes make it difficult to carry out such transactions; and

o If you have share certificates, you need to sign the certificates, have your signature guaranteed and return the certificates with your request.

By Mail

Please include the following in your request:

o    Name(s) of the account owner(s);

o    Account number(s);


o    Amount of shares (or dollar amount) you want to exchange;

o    The name of the Fund you are exchanging into; and


o    Signatures of all account owners.

By Telephone

The guidelines for exchanging by telephone are:

o You can exchange shares by calling the Mutual Fund Service Center at 800-553- 6319;

o When you call us, Mutual Fund Service Representatives will ask for a form of personal identification to confirm your identity; and

o If we receive your request, in good order, before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

NET ASSET VALUE (NAV)

We compute the net asset value of a Fund share by adding up the value of the individual Fund's assets (i.e., stocks and bonds in the Fund's portfolio), subtracting the Fund's liabilities and dividing the balance by the total number of shares outstanding. We compute the net asset value of a Fund at the end of the day after trading on the NYSE closes (normally 3:00 p.m. Central Time). We do not calculate the net asset value for the Funds on the days when the NYSE is not open.

We value (or price) securities owned by a Fund at current market value. For securities with readily available market quotations, we use the quotations to price the security. If a security does not have a readily available quotation, we value the security as determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees may approve the use of pricing services to assist us in the determination of net asset values.

We value all securities held by The AAL Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other Funds on an amortized cost basis. We comply with SEC requirements for the use of this valuation method. For The AAL Money Market Fund, this method of calculation facilitates, but does not assure, maintaining a constant net asset value of $1.00 per share.

DIVIDENDS, DISTRIBUTIONS AND TAXES


The Funds endeavor to qualify annually for, and elect tax treatment applicable to, a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Pursuant to the requirements of the Code, the Funds annually intend to distribute substantially all of their net investment income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually, so as to avoid paying income tax on its net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized gains. Annually, we intend to comply with all of the requirements to qualify as a regulated investment company for each Fund. Annually, we provide you with full information on dividends and capital gains distributions for each Fund.


Below, we provide you with a general description of the distribution policies and some of the tax consequences for the Funds' shareholders. You should always check with your tax adviser to determine whether any dividends and distributions paid to you by a Fund are subject to any taxes, including state and local taxes.


The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Equity Income, Bond, High Yield Bond and Money Market Funds


The dividends from net investment income of each of these Funds, including net short-term capital gains, are taxable as ordinary income to shareholders whether paid in additional shares or in cash. Any long-term capital gains distributed to shareholders are taxable as capital gains to shareholders, whether they receive them in cash or in additional shares, and regardless of the length of time a shareholder has owned the shares.

We distribute substantially all net investment income and any net realized capital gains, if any, for the Funds as follows:

Fund                              Dividends (if any)      Capital Gains (if any)
--------------------------------------------------------------------------------


The AAL Capital Growth Fund          semiannually                annually
The AAL Mid Cap Stock Fund           annually                    annually
The AAL Small Cap Stock Fund         annually                    annually
The AAL International Fund           annually                    annually
The AAL Equity Income Fund

                                     quarterly                   annually
The AAL Bond Fund                    monthly                     annually
The AAL Municipal Bond Fund          monthly                     annually
The AAL High Yield Bond Fund         monthly                     annually
The AAL Money Market Fund            monthly                     annually

The AAL Bond, Municipal Bond, High Yield Bond and Money Market Funds accrue income dividends daily.

The AAL Municipal Bond Fund

Dividends derived from the interest earned on municipal securities constitute "exempt-interest dividends" and are generally not subject to federal income tax. We accrue dividends daily and pay these dividends monthly for The AAL Municipal Bond Fund. We pay the capital gains for the Fund at least annually. Realized capital gains on municipal securities are subject to federal income tax. Thus, shareholders will be subject to taxation at ordinary rates on the dividends they receive that are derived from net short-term capital gains. Distributions of net long-term capital gains will be taxable as long-term capital gains regardless of the length of time a shareholder holds them. We may, for temporary defensive purposes, invest in short-term taxable securities for the Fund. Shareholders of this Fund are subject to federal income tax at ordinary rates on any income dividends they receive that are derived from interest on taxable securities.

For shareholders who are receiving Social Security benefits, the federal government requires you to add tax-exempt income, including exempt-interest dividends from this Fund, to your taxable income in determining whether a portion of your Social Security benefits will be subject to federal income tax. The Internal Revenue Code provides that every person required to file a tax return must report, solely for informational purposes, the amount of exempt-interest dividends received from us for the Funds during the taxable year.

Tax Considerations

Federal law requires us to withhold 31% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in the Funds.

Reinvestment of Fund Distributions

You can reinvest all of your income dividends and/or capital gains distributions into the Funds at net asset value and pay no up-front (Class A shares) or contingent deferred (Class B shares) sales charges. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvested them or had them paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends.

Distribution Fees

In addition to the sales charge deducted at the time of purchase, the Investment Company Act of 1940, Rule 12b-1, thereunder, authorizes us pursuant to a Rule 12b-1 Distribution Plan for the Funds ("12b-1 Distribution Plan" or "Plan")) to use a portion of the Funds' assets to cover the costs of certain activities relating to the distribution of its shares to investors.

The 12b-1 Distribution Plan permits us to reimburse the Distributor for expenses incurred in distributing the Funds' shares to investors, which includes expenses relating to: sales representative compensation (excluding the initial sales charge); advertising; preparation and distribution of sales literature and prospectuses to prospective investors; implementing and operating the Plan; and performing other promotional or administrative activities on behalf of the Funds.

Pursuant to the Plan, we may reimburse the Distributor for overhead expenses incurred in distributing the Funds' shares. We may not reimburse the Distributor for expenses of past fiscal years or in contemplation of expenses for future fiscal years. We may not use distribution fees we pay for one Fund to finance the distribution of shares for another Fund.

We charge a service fee of up to 0.25 of 1% of the average daily net assets of a Fund for Class A and Class B shares. We use the shareholder servicing fee to compensate the Distributor for certain shareholder services. We charge the following 12b-1 distribution and servicing fees.

          Distribution Fee


Fund                                      Class A                Class B
The AAL Capital Growth Fund                None                   0.75%
The AAL Mid Cap Stock Fund                 None                   0.75%
The AAL Small Cap Stock Fund               None                   0.75%

The AAL International Fund                 None                   0.75%
The AAL           Equity Income            None                   0.75%
Fund
The AAL Bond Fund                          None                   0.75%
The AAL Municipal Bond Fund                None                   0.75%
The AAL High Yield Bond Fund               None                   0.75%
The AAL Money Market Fund                  None                   0.75%


          Service Fee



Fund                                      Class A                Class B
The AAL Capital Growth Fund                0.25%                  0.25%
The AAL Mid Cap Stock Fund                 0.25%                  0.25%
The AAL Small Cap Stock Fund               0.25%                  0.25%
The AAL International Fund                 0.25%                  0.25%
The AAL           Equity Income            0.25%                  0.25%
Fund (f/k/a The AAL Utilities Fund)

The AAL Bond Fund                          0.25%                  0.25%
The AAL Municipal Bond Fund                0.25%                  0.25%
The AAL High Yield Bond Fund               0.25%                  0.75%
The AAL Money Market Fund                 0.125%                 0.125%

SHAREHOLDER MAINTENANCE AGREEMENT

The Board of Trustees authorizes us to contract with AAL Capital Management Corporation for certain shareholder maintenance services. AAL Capital Management Corporation receives an annual fee for providing these services. This fee is based upon, and limited by, the difference between the current account fees charged and the normal full-service fee schedule published by our Transfer Agent. It also includes reimbursement for out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is currently $4.08 per account per year.

YIELD AND PERFORMANCE INFORMATION

From time to time, we calculate and advertise performance information for different historical periods of time, by quoting yields or total returns designed to inform you of the performance of a Fund. Whenever we advertise performance, we include standardized yield and total return information calculated in accordance with methods established by the Securities and Exchange Commission. We may include other total return calculations, if we feel that you would find such total return calculations useful in evaluating a Fund's investment performance. We base yields and total returns on historical performance. You should not use such historical performance information as an indication of future performance. Your investment return and the principal value of your investments (except for The AAL Money Market Fund, for which we intend to maintain at a constant $1.00 net asset value) will fluctuate. At the time you sell (redeem) your investment, its value may be worth more or less than your original cost.

Standardized Yield and Total Returns

Whenever we advertise performance, we include standardized yield and total return quotations calculated in accordance with rules of the Securities and Exchange Commission, in the manner described in the following paragraphs.

The AAL Money Market Fund -- Standardized Yield and Standardized Effective Yield

We may advertise a standardized yield and a standardized effective yield for The AAL Money Market Fund. We base both yield figures on historical earnings and do not intend for these figures to indicate future performance.

The standardized yield of the Fund refers to the income generated by an investment in the Fund over the seven-day period shown in the advertisement. The income, less expenses, is then annualized, which means that the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the beginning investment value.

We calculate the standardized effective yield similarly but, when annualized, we assume that any income earned by the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.


     The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Equity Income, Bond, Municipal Bond and High Yield Bond Funds -- Standardized Current Yield


Except for The AAL Money Market Fund, we may advertise a standardized current yield based on income generated by an investment in a particular Fund over a 30-day period. We state the 30-day period in the advertisement. We determine income earned on debt obligations by applying a calculated yield-to-maturity percentage to the obligations held during the period. We determine income earned from stocks by using the stated annual dividend rate applied over the performance period. Then, we annualize the income earned. We assume that the amount of income generated during the 30-day period is generated and reinvested monthly to provide a six-month return which we then annualize. We show the return as a percentage of the maximum offering price per share on the last day of the period.

The AAL Municipal Bond Fund -- Standardized Tax Equivalent Yield

For The AAL Municipal Bond Fund, we may advertise a standardized tax equivalent yield, which illustrates the yield that would be required on a fully taxable investment to result in the same net income to an investor in the Fund, after payment of federal taxes at the stated rate. We compute the yield by dividing the portion of the Fund's current yield that is tax-exempt by one minus a stated federal income tax rate, and then adding the quotient to the value of any yield of the Fund that is not tax exempt.


     The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Equity Income, Bond, Municipal Bond and High Yield Bond Funds -- Standardized Average Annual Total Rate of Return


We may  advertise  for each of The AAL Mutual Funds (except The AAL Money Market
Fund) a standardized average annual total rate of return for one, five and ten-year periods, or so much thereof as a Fund has been in existence (since inception). The standardized average annual total rate of return is the change in redemption value of shares purchased with an assumed initial investment of $1,000, after giving effect to the maximum applicable sales charge for Class A shares or the applicable contingent deferred sales charge for Class B shares, assuming the reinvestment of dividends and capital gains distributions.

Other Total Returns

If we believe it would be useful in evaluating performance, we may advertise total returns for a Fund in another way than the Standardized Average Annual Total Rate of Return or the other measures of return described above. For example, except The AAL Money Market Fund, we may advertise total returns calculated on the basis of the net amount invested in a Fund (the dollars invested without giving effect to the maximum applicable sales charge). Return calculations based on the net amount invested will be higher than those calculated by the standardized methods for the same time period.

We have provided more information on yield and performance in the Statement of Additional Information.

TRANSFER AGENT, CUSTODIANS AND INDEPENDENT ACCOUNTANTS

Transfer Agent
Firstar Trust Company
P.O. Box 2981
615 E. Michigan Street
Milwaukee, WI 53201-2981

Custodian (except for The AAL International Fund)
Firstar Trust Company

P.O. Box 2981
615 E. Michigan Street
Milwaukee, WI 53201-2981

Custodian for The AAL International Fund
The Chase Manhattan Bank, N.A.
Chase Metro Tech Center
Brooklyn, NY 11245

Independent Accountants
Price Waterhouse LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

ORGANIZATION AND DESCRIPTION OF SHARES

The AAL Mutual Funds or "Trust" is a diversified open-end management investment company registered under the Investment Company Act of 1940. Each of the Funds is a separate series of a Massachusetts Business Trust organized under a Declaration of Trust dated March 13, 1987. The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. The Declaration of Trust may be amended by a vote of shareholders or the Board of Trustees. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize. Currently, the Board has authorized eleven series. This prospectus describes Class A and Class B shares for nine series of the Trust.

Each Fund's classes of shares represent interests in the assets of the Fund and have identical dividend, liquidation and other rights. The separate share classes have the same terms and conditions, except each share class bears its separate distribution and shareholder servicing expenses. At the Trustees' discretion, each class may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if each class incurs the expenses in different amounts, or if a class receives services of a different kind or to a different degree than the other class. The Funds allocate all other expenses to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Class A and B shares have identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class. In addition, Class A and Class B shares have separate voting rights on any matter submitted to shareholders where the interests of one class differ from the interests of the other class. Each share class has exclusive voting rights on matters involving the 12b-1
Distribution Plan as applied to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:

1)   when required otherwise by the 1940 Act; or

2) when the Trustees determine that the matter does not affect all Funds: then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, entitled to dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds annual shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust's outstanding shares. Shareholders may remove Trustees from office by votes cast in person or by proxy at a shareholders meeting.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meets its obligations.

ASSET ALLOCATION (DIVERSIFICATION)

You should not consider an investment in any one Fund a complete investment program. Like most investors, you should hold a number of different investments, each with a different level of risk, such as common stocks, bonds and money market certificates. You may want to meet your goal of diversifying your investments by purchasing shares in a number of different Funds, each of which has a different investment strategy and level of risk.

QUESTIONS

If you have questions, contact your AAL Capital Management Corporation Registered Representative or the Mutual Fund Service Center by calling 800-553-6319 or writing us at: The AAL Mutual Funds, 222 West College Avenue, Appleton, WI 54919-0007.
Appleton, WI 54919-0007

GLOSSARY OF IMPORTANT TERMS

American Depository Receipts (ADRs):  See Depository Receipts.

Amortized: Paying the principal on a debt by installments; an accounting method that provides for the gradual decline in the value of an asset.

Annualized: Calculated to represent a year; a statement produced by calculating financial results for periods other than a complete year.

Asset-Backed Securities:  See Mortgage and Asset-Backed Securities, below.

Bond: An interest-bearing debt security, or discounted government or corporate security, that requires the issuer to pay a specified amount of interest for a specified time, usually a number of years, then repay the bondholder the face amount of the bond.

Business Day: Any day both the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open for business. A business day normally begins at 8:00 a.m. Central Time when the NYSE opens, and usually ends at 3:00 p.m. Central Time when the NYSE closes.

Call Option: A contract giving the owner the right to buy 100 shares of a stock at a predetermined price any time up to a predetermined expiration date.

Capital Gain or Loss: A capital gain or loss equals the increase or decrease in the value of a security over the original purchase price. A gain or loss is REALIZED when the security that has increased or decreased in value is sold. An UNREALIZED GAIN or LOSS occurs when the value of a security increases or decreases but the security is not sold. If a security is held for more than 12 months and then sold at a profit, that profit is a REALIZED LONG-TERM CAPITAL GAIN. If it is sold at a profit before being held for 12 months, that profit is a REALIZED SHORT-TERM CAPITAL GAIN.

Chartered Financial Analyst (CFA): Designation earned by financial analysts who pass examinations in economics, financial accounting, portfolio management, security analysis and standards of conduct.

Collateral: Something of value--such as real estate, stocks and bonds--pledged to secure a debt.

Commercial paper: Short-term, unsecured debt obligations issued by businesses and sold at a discount but redeemed at pay within 2 to 270 days.

Compound Interest: Interest paid upon interest; interest that is calculated and credited daily, weekly, monthly, quarterly, semi-annually or annually on both the principal and the already credited interest.

Convertible Bonds: Bonds that convert or exchange into stocks or carry with it the right to acquire stocks evidenced by warrants attached to the bond or acquired as part of the unit with the bonds.


Covered Option: Option contract where the purchase or seller of the contract owns or has the rights to purchase the shares underlying the option.

Credit Risk: The fundamental risk of investing that the issuer of a security may not be able to meet its obligations to its investors, usually used in describing the fundamental risk of debt securities. Nationally recognized statistical rating organizations (NRSROs) rate debt securities on the ability of the issuer to pay the interest and principal on the debt issued.


Debt Securities: Bonds and other debt instruments used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

Deferred Interest Bonds: Bonds that an issuer issues at a significant discount from face value and does not begin paying interest on the bonds for a delayed period of time. The discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.

Delayed Delivery Securities: Refers to the delivery of securities later than the scheduled date. A contract calling for delayed delivery, known as "seller's option," is usually agreed to by both parties to a trade.

Depository Receipts: Depository receipts are receipts evidencing ownership in the underlying shares of a foreign company. Generally, U.S. banks and trusts issue American depository receipts (ADRs) and American depository shares (ADSs). They hold the foreign company securities underlying the receipts in their vaults. In addition to the underlying securities, the receipts entitle the shareholder to all dividends and capital gains. The bank or trust company issuing the receipts may have denominated the receipts in a currency other than the currency underlying the foreign security. U.S. and European banks and trust companies usually issue global depository receipts (GDRs), which are receipts in the shares of a global offering of a foreign issuer who has issued two securities simultaneously in two markets, usually publicly in a non-U.S. markets and privately in the U.S. market. European banks and trust companies generally issue European depository receipts (EDRs), sometimes called continental depository receipts (CDRs) when issued in bearer form, which evidence ownership in foreign securities.


Equity: Ownership interest in a company; stocks represents the equity or amount of ownership you have in the company issuing the stocks.

Face Value:  See Par.

FDIC: The Federal Deposit Insurance Corporation is an agency of the federal government that guarantees individual deposits up to $100,000 at participating banks and savings and loan associations.

Financial Risk: The fundamental risk of how a company will perform after analyzing its balance sheet and income statements to forecast its future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, product, management and markets in predicting future trends in these indicators of a company's success or failure. There is a risk that factors affecting a company's performance will change, causing the company's stock to underperform.


Floating Rate Bonds:  See Variable or Floating Rate Bonds.

403(b)(7) Retirement Plan: A personal retirement savings program that lets employees of certain tax-exempt organizations or school systems and educational institutions contribute a portion of their earnings, usually by salary deferral agreement, into a special mutual fund account. Contributions are made on a pre-tax basis and benefit from tax-deferred build up of income. The right to withdraw funds is limited by law and amounts withdrawn are subject to income taxes.

Futures Contract: Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date.

General Obligation Bonds: Municipal bonds secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest.

Individual Retirement Account (IRA): A personal retirement savings program that lets individuals with earned income (and their spouses) under age 70 1/2 contribute both deductible and non-deductible contributions to the account with the benefit of tax-deferred build up of income. When investors withdraw funds from their IRA accounts they are subject to income taxes, and if they withdraw funds before age 59 1/2 they may be subject to penalties.

Industrial Development Bonds: Municipal bonds (usually revenue bonds), the credit quality of which is normally directly related to the credit standing of the industrial user involved or of the issuer of any credit enhancement such as an insurance policy or letter of credit.

Inflation Risk: The risk that a rise in the level of prices for goods and services (inflation) will decrease the value of your money in terms of your investments or the income from your investments.


Interest: The payment borrowers (i.e., bond issuers) make to lenders (i.e., bond holders) for the use of their money, usually expressed as a percentage of the amount borrowed (the principal). Usually interest is expressed as a rate per period of time, typically one year, in which case it is called an annual rate of interest.

Investment Grade: A bond or other fixed-income security is considered investment grade if it is rated investment grade by a NRSRO, such as BBB or better by D&P or S&P or Baa or better by Moody's. See the Appendix.

Liquidity: The ease and speed at which an investor or holder of the security can sell or otherwise convert the security into cash.

Margin: Amount a customer deposits with a broker when borrowing from the broker to buy securities.

Market Capitalization: The value of a corporation as determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. Thus, if a corporation has one million shares outstanding and the market price of a share is $10, the market capitalization of the corporation is $10 million.

Market Risk: Refers to the tendency of security prices to move together. The risk that a broad market downturn will affect investments in a particular field.

Market Value: The price at which an investor can buy or sell a security at a given time in an open market.

Maturity: The date on which the principal of a debt obligation, such as a bond, comes due and must be repaid.

Money Market Instrument: Short-term, liquid debt, such as Treasury bills and commercial paper. The issuers sell these instruments at a discount but redeem them at par. See Commercial Paper.

Mortgage and Asset-Backed Securities: Typically these securities consist of interest in pools of mortgages or consumer loans that provide monthly payments consisting both interest and principal payments. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or consumer loans net of any fees paid to the issuers or guarantors of such securities. Mortgage backed and/or asset-backed securities may make additional payments due to principal prepayments made on the mortgages or loans, refinancing or foreclosures on the underlying property. Mortgage-backed securities also may include debt obligations collateralized by mortgage loans or mortgage pass-through securities ("CMOs") and stripped mortgage-backed securities, as well as other types of mortgage-backed securities. For more information on mortgage-backed securities, please refer to the Statement of Additional Information.

Municipal Bonds: Debt obligations issued by or on behalf of state governments, U.S. territories or possessions, the District of Columbia and their political subdivisions, agencies and instrumentalities. Generally, the interest on municipal bonds is exempt from federal income tax.

Mutual Fund: Also called an open-end investment company. People invest by buying shares in the mutual fund, thereby pooling shareholders' money and allowing the fund to invest in a number of securities. The fund distributes any profits from these investments, after expenses, to the fund's shareholders. Although shares in the fund are sold publicly, they are not traded on an open exchange because the fund will buy and sell shares to meet investor demand. Since the company can issue more shares, the company's capitalization is not fixed but open.

Nationally Recognized Statistical Rating Organization (NRSRO): A company that assesses the quality and potential performance of bonds, commercial paper, preferred and common stocks and municipal short-term issues, and rates the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (D&P) and Fitch Investor Services, Inc. (Fitch).

PAR: The stated principal value of a bond or the stated value per share of stock. The par value of stock usually is only used to calculate fees for incorporation. Typically bonds have a principal value of $1,000.00. A security selling at its face value is said to be selling at "par". A security selling below its face value is said to be selling below par or at a discount. A security selling above its face value is said to be selling above par or at a premium.

Principal: Face value of an obligation (such as a bond or loan) that must be repaid at maturity.

Portfolio: Combined holding of more than one stock, bond, commodity, real estate investment, cash equivalent or other asset by an individual or institutional investor. The purpose of a portfolio is to reduce risk by diversification.

Preferred Stocks: Stocks with a fixed dividend that must be paid before the dividends of common stocks are paid.

Public Utilities: A privately owned company that is involved in the generation, transmission or distribution of electricity, gas, energy, water and telephone, telegraph, satellite, microwave and other communication facilities for the public benefit.

Put Option: A contract giving the owner the right to sell 100 shares of stock at a predetermined price any time up to a predetermined expiration date.

Qualified Retirement Plans: Retirement plans established and maintained by an employer for the benefit of its employees that must comply with special federal tax and labor laws and regulations. Some of the more common types of qualified plans are pension, profit sharing and 401(k) plans. A 401(k) plan also permits employees to make contributions to the plan through salary deferrals.

Record Date: Date on which a shareholder must officially own shares in order to be entitled to a dividend.

Regulated Investment Company: Term used by Internal Revenue Code to define a mutual fund.

Repurchase Agreement: Agreement between a seller and a buyer, usually of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.

Revenue Bonds: Municipal bonds that usually are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source.

Risk: The possibility that you may lose all or part of your investment, that the value of your investment will decrease, or that you will receive little or no return on your investment. There are many kinds of risks in investing. See Credit Risk, Financial Risk, Inflation Risk and Market Risk.

Rollover IRA: An IRA that receives its funding through a distribution from another retirement plan, often because of the employee's termination of employment from the retirement plan's sponsoring employer.

SARSEP-IRA: A retirement plan that permits the employees to make contributions through salary reduction agreements. See SEP-IRA.

SEC:  The U.S. Securities and Exchange Commission.

SEP-IRA: A Simplified Employee Pension Plan (SEP) is a form of employer-sponsored retirement plan that permits employers to make tax-deductible contributions directly into IRAs established for their employees. If the employer permits the employees to make contributions through salary reduction agreements, it is often called a Salary Reduction Simplified Employee Pension Plan (SARSEP-IRA). No new plans may start after 1996, but existing plans may continue.

Securities: Financial instruments, usually stocks, bonds, money market instruments or mutual fund shares issued by corporations, municipalities and state, local or national governments or investment companies to raise or borrow money or give the public an opportunity to participate in the growth of a company.

SIMPLE-IRA: A Savings Incentive Match Plan for Employees (SIMPLE) is an IRA-based retirement plan that permits employees to defer part of their salary (up to $6,000) on a pre-tax basis and to which the employer is required to make certain matching or non-elective contributions. The IRS may impose a 25% penalty for distributions made within the first two years.


Standard & Poor's Index: Also known as the STANDARD & POOR'S 500 (S&P 500); Standard & Poor's Corporation is a subsidiary of McGraw-Hill, Inc. that provides a number of investor services. The S&P 500 is a measure of the changes in stock market conditions based on the average performance of 500 widely held common stocks. The S&P 500 is considered the benchmark for large stock investors.

S&P Small Cap 600 Index (S&P Small Cap): Introduced in October 1994 to track small cap stocks. It contains companies chosen by a committee at Standard & Poor's for their size, industry characteristics and liquidity. None of the companies in the S&P Small Cap overlap with the S&P 500 or S&P Mid Cap. However, some companies in the S&P Small Cap are larger than the S&P Mid Cap or S&P 500.

S&P Mid Cap 400 Index (S&P Mid Cap): Contains companies chosen by a committee at Standard & Poor's for their mid cap size and industry characteristics. None of the companies in the S&P Mid Cap overlap with the S&P 500 or S&P Small Cap. Some companies in the S&P Mid Cap, however, are larger than those in the S&P 500 and smaller than those in the S&P Small Cap. This is a function of the normal drift that takes place in any index as some companies' stock prices appreciate and those of others depreciate.


Stocks: See Equity.


Structured Securities: Securities that have a value linked to currencies, interest rates, commodities, indices or other financial indicators. Typically, these securities are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. For example, gold structured securities may provide for maturity values that depend on the price of gold, resulting in securities whose prices tend to rise and fall together with gold prices.

Total Return: The combination of the price change of an investment plus any income (or other distributions), expressed as a percentage gain or loss in the investment's value.

Transfer Agent: An agent appointed by a mutual fund to maintain shareholder records and issue share certificates.

Trust: An arrangement that permits one party, the Trustee, to hold legal title of and control property for the benefit of another party, the beneficiary.

Turnover: Also called the Portfolio Turnover Rate; the percentage change in the assets held by a mutual fund due to its purchases and sales. A portfolio turnover rate of 100% means that the Fund has purchased and sold securities equal to 100% of the Fund's total net asset value for the year.

12b-1 Distribution Fee: The fee a mutual fund charges shareholders to cover the expenses the fund has for shareholder service, advertising, promoting and selling shares in the fund, also called distribution fee.

Variable or Floating Rate Bonds: Variable or floating rate debt obligations bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate formulas are designed to result in a market value for the instruments that approximate their par values, reducing the effect of changing market conditions on their underlying market values.

Variable Rate Master Demand Notes: Unsecured obligations, redeemable on notice, that permit investment of varying amounts at varying interest rates according to an agreement with the issuer.

Volatility: The measure of the rise and fall of a security's price over a stated period of time.


When-Issued Securities: The term refers to a transaction made conditionally because the security, although authorized, has not yet been issued. New issues of stocks and bonds, stocks that have split and Treasury securities are all traded on a when issued basis.


Yield: The income generated by an investment (from dividends or interest) over a given period of time, expressed as a percentage of either cost or current price.

Zero Coupon Bonds: Bonds that the issuer issues at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity reflecting the market rate of the security at the time of issuance.

APPENDIX:  SECURITY RATINGS

Ratings in General

A NRSRO's rating represents the organization's opinion on the credit quality a particular security. The ratings are general and do not portray absolute standards on the creditworthiness of an issuer. We continuously monitor the ratings given by the NRSROs on the securities in a Funds' portfolios as part of our ongoing effort to monitor the Funds' debt quality. Individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security. A rating does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, the Funds' Adviser and/or the Sub-Adviser for The AAL International Fund evaluates each rating independently. Rating organizations base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. Rating organizations may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

The Funds have provided the following rating characteristics used by four major nationally recognized statistical ratings organizations ("NRSROs"), Duff & Phelps Credit Rating Co., Moody's Investors Service, Inc. Standard & Poor's Corporation and Fitch Investors Service.

BOND RATINGS

Duff & Phelps Rating Scale Definitions
---------------------------------------------------

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-: Protection factors are average but adequate. However risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and or interest payments.

DP:            Preferred stocks with dividend arrearage.


Moody's Rating Scale Definitions
-------------------------------------------------

Aaa:           Bonds  that are rated Aaa are  judged to be of the best  quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are general known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:            Bonds that are rated Ba are judged to have speculative  elements;
               their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over a long period of time may be small.

Caa: Bonds that are rated Caa have poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca:            Bonds  that  are  rated  Ca   represent   obligations   that  are
               speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rate C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Standard & Poor's ("S&P") Rating Scale Definitions
-------------------------------------------------

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degrees.

A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB,B,CC,C,C:   Debt  rated  "BB",  "B",  "CCC",  "CC"  and "C" is  regarded,  on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BBB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The "B" rating is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation in which a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating "CI" is reserved for income bonds on which no interest is paid.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate the particular type of obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major category.

Fitch's Investment Grade Bond Rating Definitions
--------------------------------------------------------

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

NR:            Indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus or Minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER RATINGS

Duff & Phelp's Commercial Paper Ratings
 ...........................................

Category 1:  Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Category 2:  Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3:  Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

MOODY'S Commercial Paper Ratings
 ....................................................

Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations. Moody's employs the following three category designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1:          Highest quality;

Prime 2:          Higher quality; and

Prime 3:          High quality.

S&P's Commercial Paper Ratings
 .......................................................
A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A: Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety.

A-1: The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" that possess extremely strong safety characteristics.

A-2: Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

OTHER RATINGS

Moody's Municipal Note Ratings
 .....................................................

MIG       1:   This  designation  category  denotes  best  quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG       2:   This  designation  category  denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG       3:   This  designation  category  denotes  favorable  quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's Ratings of the Demand Features on Variable Rate Demand Securities
 ...................................................

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG      1:   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG      2:   This designation  denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

VMIG      3:   This  designation  denotes  favorable  quality.  All  security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P Note Ratings
 ...................................................

SP-1: Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2: Notes rated SP-2 have satisfactory capacity to pay principal and interest. Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment: (1) the amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note); and the source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

S&P Ratings of the Demand Features on Variable Rate Demand Securities
 ........................................................

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (i.e. AAA/A-1+). Normally demand notes receive note rating symbols combined with commercial paper symbols (i.e., SP-1+/A-1+).

                              The AAL Mutual Funds
                             222 West College Avenue
                             Appleton, WI 54919-0007
                     Telephone (414) 734-7633, 800-553-5319
                                TDD 800-684-3416

                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated September 1, 1997


Equity-Oriented Funds

The AAL Capital Growth Fund:
Investing In Large Company Stocks


The AAL Mid Cap Stock Fund

Investing In Mid-Sized Company Stocks

The AAL Small Cap Stock Fund:
Investing In Small Company Stocks

The AAL International Fund:
Investing In Foreign Securities


The AAL Equity Income Fund (Formerly Known as The AAL Utilities Fund):
Investing In  Income-Producing Equity Securities


Income-Oriented Funds

The AAL Bond Fund:
Investing In Investment Grade Bonds

The AAL Municipal Bond Fund:
Investing In Tax-Exempt Municipal Securities

The AAL High Yield Bond Fund:
Investing in Below Investment Grade Securities

The AAL Money Market Fund:

 Investing in Money Market Instruments

This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with The AAL Mutual Funds Prospectus dated September 1, 1997 and any supplements thereto. The prospectus may be obtained at no charge by writing or telephoning your AAL Capital Management Corporation

Registered Representative or The AAL Mutual Funds at the address and telephone number above. Two additional series: The AAL U.S. Government Zero Coupon Target Fund, Series 2001 and The AAL U.S. Government Zero Coupon Target Fund, Series 2006, are described in separate Prospectus and Statement of Additional Information.


In this Statement of Additional Information, The AAL Mutual Funds may be referred to as the "Trust," and The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Equity Income, Bond, Municipal Bond, High Yield Bond and Money Market Funds may be referred to collectively as the "Funds" or individually as a "Fund." Terms not otherwise defined have the same meaning as in the prospectus.


     Table of Contents

Investment Objectives and Policies.............................................

Investment Techniques..........................................................

Investment Restrictions........................................................

Purchases and Redemptions; Pricing Considerations..............................

Investment Advisory Services...................................................

Compensation of The Board of Trustees..........................................

Distributor....................................................................

Distribution Plan..............................................................

Portfolio Transactions.........................................................

Dividends, Distributions and Taxes.............................................

Calculation Of Yield and Total Return..........................................

General........................................................................

Shareholder Maintenance Agreement..............................................

Independent Accountants........................................................

Financial Statements...........................................................

Investment Objectives and Policies

The following information supplements the discussion of the Funds' respective investment objectives and policies described in the prospectus. In pursuing their respective objectives, each Fund invests as described below and employs the investment techniques described in the prospectus and elsewhere in this Statement of Additional Information. Each Fund's investment objective is a fundamental policy, which may not be changed without the approval of a "majority of the outstanding voting securities" of that Fund. A "majority of the outstanding voting securities" means the approval of the lesser of: (i) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund.

The AAL Capital Growth Fund:  Investing In Large Company Stocks

This Fund seeks long-term capital growth by investing in a diversified portfolio of common stocks and securities convertible into common stocks.


The AAL Mid Cap Stock Fund
):  Investing In Mid-Sized Company Stocks

This Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks, of mid-sized companies with a market capitalization of between $100 million and $5 billion, focusing on those with a market capitalization of between $400 million and $3.5 billion.



The AAL Small Cap Stock Fund:  Investing In Small Company Stocks

This Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks, of small-sized companies with a market capitalization of less than $1 billion.


The AAL International Fund:  Investing In Foreign Securities

This Fund seeks capital growth by investing primarily in a diversified portfolio of foreign securities.

The AAL Equity Income Fund (f/k/a The AAL Utilities Fund): Investing In Income-Producing Equity Securities

This Fund seeks current income, long-term income growth and capital appreciation, by investing primarily in a diversified portfolio of Income-Producing Equity Securities. Prior to September 1, 1997, The AAL Equity Income Fund was known as The AAL Utilities Fund.


The AAL Bond Fund:  Investing In Investment Grade Bonds


This Fund seeks a high level of current income, consistent with preservation of capital, by investing primarily in a diversified portfolio of investment grade bonds and other debt securities.


The AAL Municipal Bond Fund:  Investing In Tax-Exempt Municipal Securities

This Fund seeks a high level of current income that is exempt from federal income taxes, consistent with preservation of capital, by investing primarily in a diversified portfolio of municipal securities.

The AAL High Yield Bond Fund:  Investing in Below-Investment Grade Securities

This Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high yield, high risk bonds ("High Yield Bonds").

The AAL Money Market Fund:  Investing In Money Market Instruments

This Fund seeks a high level of current income consistent with preservation of capital and liquidity by investing in a diversified portfolio of high-quality, short-term money market instruments.

Investment Techniques

Each of the Funds may use the techniques described in the prospectus and in the Statement of Additional Information in pursuit of its investment objective.

Lending Portfolio Securities

Subject to restriction (4) under "Investment Restrictions," below, a Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies. The Adviser and/or Sub-Adviser for The AAL International Fund will monitor the creditworthiness of any firm with which a Fund engages in securities lending transactions. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Adviser's and/or Sub-Adviser for The AAL International Fund's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid.

In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including: (a) possible decline in the value of the collateral or in the value of the securities loaned during the period when the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Repurchase Agreements

The Funds maintain procedures for evaluating and monitoring the creditworthiness of firms with which they enter into repurchase agreements. A Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

When-Issued and Delayed Delivery Securities

A Fund may purchase securities on a when-issued or delayed-delivery basis, as described in the prospectus. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser and/or Sub- Adviser for The AAL International Fund deems it advisable for investment reasons.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Fund and held by the Funds' custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Convertible Bonds

The Funds, except for The AAL Money Market Fund, may invest in convertible bonds, subject to any restrictions on the quality of the bonds in which a Fund may invest. The Funds also may retain any stocks received upon conversion that do not fall within the Fund's investment parameters: (1) to permit orderly disposition; (2) to establish a long-term holding basis for Federal income tax purposes; or (3) to seek capital growth.

Rated Securities

If the rating of a Fund security is lost or reduced, the Fund is not required to sell the security, but the Adviser and/or the Sub-Adviser for The AAL International Fund will consider such fact in determining whether that Fund should continue to hold the security. The AAL Money Market Fund, however, will sell downgraded commercial paper to the extent required to comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act").


To the extent that the ratings given by Nationally Recognized Statistical Rating Organizations ("NRSRO") for debt securities change as a result of changes in an NRSRO, or changes in an NRSRO's rating system, a Fund will attempt to use comparable ratings as standards for its investments in debt securities in accord with its investment policies.

High Yield Bond Market -- The AAL International, Equity Income and High Yield Bond Funds

The AAL International, Equity Income and High Yield Bond Funds invest in high yield, high risk bonds, with The AAL High Yield Bond Fund normally investing at least 65% of its assets in such securities. While the market for high yield bonds has existed for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high yield bond market, especially during periods of economic recession. From 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior default levels. However, the default rate decreased subsequently.


The AAL High Yield Bond Fund may invest in Iower-rated asset and mortgage-backed securities, including interest in pools of lower-rated bonds, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities (the separate income or principal components). Changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. These bonds also may be subject to prepayment risk. During periods of declining interest rates, prepayment of the loans and mortgages underlying these securities tend to accelerate. Accordingly, any prepayments on these securities held by the Fund reduces our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields.


Certain high yield bonds carry particular market risks. Zero coupon, deferred interest and payment-in-kind ("PIK") bonds, which are issued at deep discounts, may experience greater volatility in market value. Asset and mortgage-backed securities, including collateralized mortgage obligations, in addition to greater volatility, may carry prepayment risks.


Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities -- The AAL Bond and High Yield Bond Funds

The AAL Bond and High Yield Bond Funds may invest in mortgage-backed securities, including CMOs and multi-class through securities, which are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued a specified coupon rate and has a stated maturity or final distribution date. Principal payments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturity or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or sem-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a CMO's series in many ways. In a common structure, payment of principal on the underlying mortgages are applied according to scheduled cash flow priorities to classes of a CMO's series.

There are many classes of CMOs. There are "IOs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities ("Mortgage Assets"). There are also "POs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters," which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

Each Fund may not invest more than 7.5% of its net assets in any IOs, POs, inverse floaters or accrual bonds at any one time or more than 15% of its net assets in all such obligations at any one time.

Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Funds to attempt to protect against a reduction in the income earned on the Funds' investments due to decline in interest rates. The Funds would be adversely affected by the purchase of such CMOs in the event of a increase in the interest rates because the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses even if the IO class is rate AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

An accrual or Z bondholder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal that is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest that was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche that pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates affect the date at which cash payments begin to be made on a Z tranche, and therefore also influence its market value.


Dollar Rolls

The AAL Bond Fund may engage in dollar roll transactions as described in the prospectus. Other risks of the strategy are: (1) that the mortgage-backed securities could decline in value during the roll period and the Fund would have to buy back the securities at a forward price greater than their value at the time of repurchase; and (2) the foreclosed effect of prepayments during the roll period (however, the parties will figure anticipated prepayments into the price of the roll).


Structured Securities -- The AAL International and High Yield Bond Funds

The AAL International and High Yield Bond Funds may invest in structured notes and/or preferred stocks, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. The securities differ from other securities in which the Funds may invest in several ways. For example, the coupon, dividend and/or redemption amount at maturity may be increased or decreased depending on the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the issuer and the normal risks of changes in interest rates, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable at maturity. Finally, structured securities may have more volatility than the price of the underlying instrument.

Variable Rate Demand Notes


The Funds may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal at any time. Except for The AAL High Yield Bond Fund, the notes purchased by the Fund must be rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization or that have been issued by an issuer that has received a rating from the requisite Nationally Recognized Statistical Rating Organizations, in the top categories with respect to a class of short-term debt obligations that is now comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable rate master demand notes only when the Adviser deems the investment to involve minimal credit risk.

In some instances, The AAL Money Market Fund may purchase variable rate securities (the yields will vary in relation to changes in specific money market rates, such as the prime rate) with actual maturities of 397 or more, but only under conditions established by the Securities and Exchange Commission rules that permit such securities to be considered to have maturities of less than 397 days. The Fund may invest in these longer-term variable rate securities only when, in the Adviser's view, the Fund may be able to take advantage of the higher yield that is usually paid on these securities over short-term securities, and it appears to the Adviser that the variable rates on these securities may reduce the fluctuations in market value typical of longer-term securities. The Fund also may purchase variable rate securities with a put option, which may further reduce the risk of fluctuations in market value.


Portfolio Turnover -- The AAL Bond, Municipal Bond and High Yield Bond Funds


As noted in the Prospectus, portfolio turnover rates in excess of 100% may increase brokerage and other trading expenses incurred by a Fund. The AAL Small Cap Stock and Mid Cap Stock Funds had portfolio turnover rates of 138.50% and 112.60%, and The AAL Bond and Municipal Bond Funds had portfolio turnover rates of 212.49% and 119.70% for the fiscal year ended on April 30, 1997, respectively. . The turnover rates for The AAL Mid Cap Stock and Small Cap Stock Funds reflect the portfolio managers growth investment style, the purchase of initial public offerings, which tend to appreciate significantly after the offering but level off in price after a certain period and the volatility of small cap and mid cap stock prices in general. The portfolio turnover rate for The AAL Bond Fund reflects the portfolio manager's active selection of the individual securities that he believes provide the best income for the portfolio within the Fund's investment parameters at any one time. The portfolio manager has increased buying and selling securities for The AAL Bond Fund recently. As a result, the portfolio turnover rate for the next fiscal year may be in excess of 300%, and may be as high as 600% or more. The turnover rate for The AAL Municipal Bond Fund reflects the portfolio manager's pursuit of total return (growth and income) in the municipal securities market.

In seeking its objectives, The High Yield Bond Fund, which began operations on January 8, 1997, buys or sells portfolio securities whenever the Adviser believes it appropriate. The Adviser's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. As a result, The AAL High Yield Bond Fund's portfolio turnover rate may be higher than that of other mutual funds. The turnover rate is not a limiting factor when considering a change in the Fund's portfolio.

The AAL Equity Income Fund may have portfolio turnover in excess of 100% during its transition from concentrating its assets in the securities of public utilities companies, to investing at least 65% of its assets in income-producing equity securities in any industry.


Options and Futures

The Funds, except for The AAL Money Market Fund, may engage in options, futures and options on futures transactions that constitute bona fide hedging or other permissible risk management transactions. The Funds will follow the requirements of the SEC and the

Commodities Futures Trading Commission and set aside liquid assets in a separate account to secure a Fund's potential obligations under its futures or options positions.

As the writer (seller) of a covered call option, a Fund may forego, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call option. However, if the market value of the security declines, writing a call option would reduce the amount of any decline sustained to the extent of the premium income received from the sale of the covered call option.

In periods when the market is neutral or declining, additional incremental income can be achieved by writing options and receiving the premiums. In addition, through the writing and purchase of options and the purchase and sale of futures contracts and related options, a Fund may at times seek to enhance current returns or to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase.

If additional types of options, futures contracts, or futures options are traded in the future, a Fund may also use those investment vehicles provided that the Board of Trustees determines that their use is consistent with a Fund's investment objective.

     Options on Securities and Indexes

Options and futures may be purchased and sold on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. In addition, agreements sometimes called cash puts may accompany the purchase of a new issue of bonds from a dealer. Currently there are no publicly traded options on tax-exempt securities.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (call) or sell to (put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Funds, except for The AAL Money Market Fund, will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. For a call option on an index, the option is covered if a Fund maintains with their custodian cash or cash equivalents equal to the contract value. A call option also is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call purchased is:
(i) equal to or less than the exercise price of the call; or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is covered if a Fund maintains a cash or cash equivalents equal to the exercise price in a segregated account with their custodian. A put option also is covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred liability. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between them, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on security, it would not be able to sell the underlying security unless the option expires without exercise.

As a writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to a Fund; however, such losses may be mitigated by changes in the value of a Fund's portfolio securities during the period the option was outstanding.

     Futures Contracts and Options on Futures Contracts

A Fund may enter into interest rate and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement by which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; GNMA certificates; three-month U.S. Treasury bills; 90 day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded. A Fund may engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of Trustees, they are appropriate hedging instruments for a Fund.

A Fund may purchase (and, if the Commodity Futures Trading Commission grants certain regulatory relief, write) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as it is required by regulatory authorities having jurisdiction over a Fund, it will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Fund's securities or the price of the securities that a Fund intends to purchase. A Fund's hedging may include sales of futures contracts, as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The success of any hedging technique depends on the Adviser and/or Sub-Adviser for The AAL International Fund correctly predicting changes in the level and direction of interest rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had it not attempted hedging. However, in the absence of the ability to hedge, the Adviser and/or Sub-Adviser for The AAL International Fund might have taken portfolio actions in anticipation of the same market movements with similar investment results, but presumably at greater transaction costs.

A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, a Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund also is required to deposit and maintain margin on any put and call options on futures contracts that it has written. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain. If the offsetting purchase price is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain. If the offsetting price is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: (1) variations in the speculative market demand for futures, futures options and debt securities, including technical influences in futures and futures options trading; and (2) differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading, such as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures options position. In such a case, a Fund would continue to be required to meet margin requirements until the position is closed. In addition, some of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Limitations on Options and Futures

A Fund will not enter into a futures contract or purchase an option there on if: the initial margin deposits for futures contracts held by a Fund plus premiums paid by it for open futures options positions less the amount by which any such positions are "in the money" exceed 5% of a Fund's net assets. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract or writing a put on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount such option is in the money until the option expires or is closed out by a Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

To comply with Commodity Futures Trading Commission Rules and thereby avoid being deemed a "commodity pool operator," a Fund will not invest in a commodity contract where the "underlying commodity value" of each long position at any time exceeds the sum of:

     (1) The value of the Fund's short-term U.S. debt obligations or other U.S. dollar denominated, high-quality short-term money market instruments and cash that it has set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)       Unrealized appreciation on the contract held by the broker; and

     (3) Cash proceeds from existing investments due in not more than 30 days.

"Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

As long as the Fund continues to sell its shares in certain states, the Fund's options transactions will also be subject to some of the non-fundamental restrictions set forth in this Statement of Additional Information.

     Taxation of Options and Futures

If a Fund exercises a call or put option, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement of options and futures options, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option is outstanding.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, a Fund also realizes a capital gain or loss on those securities.

For Federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark to market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark to market or by actual closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

A Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised of the nature of the payments.

Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts

A Fund may enter into certain option, futures and forward foreign exchange contracts that will be treated as Section 1256 contracts or straddles under the Internal Revenue Code.

Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. A Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distribution.

Options, futures and forward foreign exchange contracts that offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.

For a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Pending tax regulations could limit the extent that net gains realized from options, futures or foreign forward exchange contracts on currencies are qualifying income for purposes of 90% requirement. In addition, gains realized on the sale of other disposition of securities, including options, futures or foreign forward exchange contracts on securities or securities indices and, in some cases, currencies, held for less than three months, must be limited to less than 30% of a Fund's annual gross income. To avoid realizing excessive gains on securities or currencies held less than three months, a Fund may be required to defer the closing out option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that the unrealized gains on Section 1256 options, future and foreign forward exchange contracts, which had been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes, will be considered gains on securities or currencies held for three months or more for purposes of the 30% test.

Foreign Securities - The AAL Capital Growth, Mid Cap Stock, Small Cap Stock and Bond Funds

The AAL Capital Growth, Mid Cap Stock and Small Cap Stock Funds may invest in foreign securities, but only if such securities are listed and traded on a U.S. national securities exchange. These Funds do not intend to invest more than 5% of their net assets in such foreign securities. The AAL Bond Fund may invest up to 20% of its net assets in debt securities of foreign issuers that are payable in U.S. dollars. Foreign securities may present a greater degree of risk (including risks relating to tax provisions or expropriation of assets) than do securities of domestic issuers.

Foreign Securities - The AAL International, Equity Income and High Yield Bond Funds

The AAL Equity Income Fund may invest up to 15% of its net assets in foreign securities. The Fund also may invest in foreign securities in domestic markets through depository receipts and securities of foreign issuers that are traded on a registered American stock exchange or the NASDAQ National Market System without regard to the 15% limitation. The Funds consider depository receipts as investments in the underlying stocks for purposes of diversification.


The AAL High Yield Bond Fund may invest up to 15% of its net assets in foreign bonds. At this time, the Fund intends to limit its purchases of foreign bonds to those trading in the U.S.

The AAL International Fund normally invests at least 65% of its total assets in foreign securities primarily trading in at least 3 different countries, not including the U.S.

Foreign investments may involve risks that are in addition to the risks inherent in U.S. securities. In many countries there is less public information available about issuers and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies into U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit to shareholders. Obtaining and enforcing judgments, when necessary, in foreign countries may be more difficult and expensive than in the U.S. Although these Funds intend to invest in securities of issuers of stable and developed countries, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage or political or social instability that could affect investments in such countries.


The AAL International and Equity Income Funds may invest in American Depository Receipts ("ADRs") without limit. ADD facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADD holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADD. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADD holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. The AAL International and Equity Income Funds may invest in sponsored and unsponsored ADRS.


In addition to ADRS, The AAL International Fund may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. The Adviser and Sub-Adviser for The AAL International Fund consider investments in ADRs, ADSs, GDRs, EDRs and CDRs as investments in the underlying stocks for purposes of diversification.

     Classification of Foreign Markets -- The AAL International Fund

Foreign markets are often classified as mature or emerging. The countries in which The AAL International Fund may invest are classified below. The Fund also may invest in additional countries when such investments are consistent with the Fund's objective and policies.

   Mature: Australia, Austria, Belgium, China, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

   Emerging:    Argentina,  Brazil,  Chile,  Czech  Republic,  Ecuador,  Greece,
                Hungary,  India,  Indonesia,  Jamaica,  Kenya,  Israel,  Jordan,
                Malaysia, Mexico, Morocco, Nigeria, Pakistan, People's Republic of China, Peru, Phillippines, Poland, South Africa, South Korea,
                Sri Lanka,  Taiwan,  Thailand,  Turkey,  Uruguay,  Venezuela and
                Vietnam.


Foreign Currency Transactions -- The AAL International, Equity Income and High Yield Bond Funds

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, The AAL International, Equity Income and High Yield Bond Funds may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser and/or Sub-Adviser for The AAL International Fund believe that a particular foreign currency may suffer a substantial decline against the U.S. dollar, they may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser and/or Sub-Adviser for The AAL International Fund consider the long-term prospects for a particular currency and incorporate the prospects into their overall long-term diversification strategies. The Adviser and Sub-Adviser for The AAL International Fund believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

It is important to note that: (1) a foreign currency hedge transactions does not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities decline due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if: (1) the market value of a Fund's securities are less than the amount of the foreign currency the Fund is obligated to deliver; and (2) a decision is made to sell the foreign securities and make delivery of the foreign currency upon expiration of the contract. Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Also a Fund may not be able to hedge against a currency devaluation at a price above the anticipated level where the market itself has generally anticipated the currency's devaluation.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


Options and Futures Relating to Foreign Currencies - The AAL International, Equity Income and High Yield Bond Funds

The AAL International, Equity Income and High Yield Bond Funds may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. They also may purchase and write currency options in conjunction with the currency futures or forward contracts of another series of the Funds. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above.


Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a particular Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly overtime.

Privately Issued Securities:  The AAL Money Market Fund

Securities in which The AAL Money Market Fund may invest include securities issued by major corporations without registration under the Securities Act of 1933 in reliance on certain exemptions, including the "private placement" exemption afforded by Section 4(2) of that Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must be made in an exempt transaction. This paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in it, thus providing liquidity. In the opinion of the Adviser,
Section 4(2) paper is no less liquid or saleable than commercial paper issued without legal restrictions on disposition. However, should a section 4(2) paper issue be deemed illiquid by the Adviser, the Fund would purchase such security only in accordance with its limitations on illiquid securities. See "Additional Investment Factors and Risks Regarding the Funds -- Illiquid and Restricted Securities" in the prospectus.

Variable Rate Demand Notes--The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Bond, High Yield Bond and Money Market Funds

The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Bond, High Yield Bond and Money Market Funds (subject to Rule 2a-7) may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of principal at any time. The notes purchased by the Funds must be rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization or that have been issued by an issuer that has received a rating from the requisite Nationally Recognized Statistical Rating Organizations, in the top categories with respect to a class of short-term debt obligations that is now comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable rate master demand notes only when the Adviser deems the investment to involve minimal credit risk.

Investments In Other Investment Companies

An investment by a Fund in other investment companies, which is limited by fundamental investment restriction 14 below, may cause a Fund to increase payments of administration and distribution expenses.

Investment Restrictions

Each Fund operates under the following investment restrictions. A Fund may not:

     (1) invest more than 5% of its net assets (or 5% of The AAL International Fund's total assets or 5% of The AAL High Yield Bond Fund's total assets), taken at value at the time of each investment, in the securities (including repurchase agreements) of any one issuer (for this purpose, the issuer(s) of a debt security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), except that up to 25% of its net assets (or 25% of The AAL lnternational Fund's total assets or 25% of The AAL High Yield Bond Fund's total assets) may be invested without regard to this limitation and provided that such restrictions shall not apply to obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

     (2) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

     (3) make short sales of securities or maintain a short position, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except for the described transactions in options, futures, options on futures and short sales against the box;

     (4) make loans to other persons, except that the Fund reserves freedom of action, consistent with its other investment policies and restrictions and as described in the prospectus and this Statement, to: (a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans; (b) enter into repurchase agreements; and (c) lend portfolio securities, provided that the Fund may not loan securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     (5) issue senior securities or borrow, except that the Fund may borrow in amounts not in excess of 10% of its net assets, taken at current value, and then only from banks as a temporary measure for extraordinary or emergency purposes (the Funds will not borrow to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowing will reduce net income);

     (6) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Fund except as may be necessary in connection with and subject to the limits in restriction (5);

     (7) underwrite any issue of securities, except to the extent that the purchase of securities directly from an issuer thereof in accord with a Fund's investment objectives and policies may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities a Fund may be deemed an underwriter under federal securities laws;

     (8) purchase or sell real estate, or real estate limited partnership interests provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

     (9) purchase or sell commodities or commodity contracts except that a Fund may purchase or sell futures and options thereon for hedging purposes as described this Statement;


     (10) invest more than 25% of its net assets (or 25% of The AAL International Fund's or The AAL High Yield Bond Fund's total assets), taken at current value at the time of each investment, in securities of nongovernmental issuers whose principal business activities are in the same industry (or 25% or more of The AAL International Fund's or The AAL High Yield Bond Fund's total assets) in any single industry or issuer (except the U.S. government or any agency or instrumentality thereof);


     (11) invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utilities, although a Fund may invest in securities of enterprises engaged in oil, gas or mineral exploration;

     (12) invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 10% of a Fund's net assets (taken at current value at the time of such investment) would be invested in such securities;

     (13) except for The AAL High Yield Bond Fund, invest in any security if as a result a Fund would have more than 5% of its net assets invested in securities of companies which, together with any predecessors, have been in continuous operation for less than three years;

     (14) purchase securities of other investment companies, if the purchase would cause more than 10% of the value of a Fund's net assets (or 10% of the value of The AAL International Fund's total assets or 10% of the value of The AAL High Yield Bond Fund's total assets), to be invested in investment company securities provided that: (a) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by a Fund or more than 5% of the value of a Fund's net assets (or 5% of the value of The AAL International Fund's total assets or 5% of the value of The AAL High Yield Bond Fund's total assets) would be invested in such company; and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation acquisition or reorganization; or

     (15) purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

Each of the above restrictions (1) through (15), as well as each Fund's investment objective, except for The AAL High Yield Bond Fund, is a fundamental policy. In addition, each Fund may not, so long as it publicly offers its shares for sale in certain states: (a) buy or sell a call option unless, (i) the option is issued by the Options Clearing Corporation, an exchange, NASDAQ or similar entity, and (ii) the security underlying the option is listed on an exchange or similar entity or is a U.S. government or federal agency obligation; (b) invest more than 5% of its net assets (valued at the time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange; (c) write a put option except as a closing transaction or purchase a put option if the aggregate premiums paid for all such options exceed 2% of its net assets (less the amount by which any such positions are in the money), excluding puts purchased as closing transactions; (d) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors of the Fund or by partners of its Adviser who own individually more than 1/2 of 1 % of its securities; or (e) with regard to The AAL Money Market Fund, invest in warrants or other mutual fund shares not in connection with a merger, consolidation or reorganization.

Purchases and Redemptions; Pricing Considerations

Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," "How to Sell (Redeem) Shares" and "Net Asset Value," and that information is incorporated herein by reference.

The Funds' net asset value is determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

The Funds determine the net asset value by adding up the value of a Fund's assets, subtracting the Fund's liabilities, and dividing the balance by the total number of shares outstanding. In determining the current market value for securities traded or listed on an exchange, the Funds use the last sale price on the exchange where the securities primarily trade. For securities that have readily available market quotations, the Funds use an over-the-counter or exchange bid quotation. When a Fund holds securities or other assets that do not have readily available market quotations or are restricted, the Fund values them at fair market value, as determined in good faith by management under the direction of the Board of Trustees. The Funds may use pricing services in determining the current or fair market value of securities held in their portfolios. The Funds value money market instruments with a remaining maturity of 60 days or less on an amortized costs basis. The Funds comply with the SEC's requirements for using an amortized cost valuation method.

Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities or foreign securities. The Funds may, and generally will, value debt securities on the basis of valuations furnished through a pricing service or services approved by the Board of Trustees. A pricing service generally will determine valuations based upon normal, institutional-size trading units of such securities using market transactions for comparable securities and various relationships between securities generally recognized by institutional traders.

Management prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If management does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Funds use the market value of such as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when NYSE is not open and the Fund's net asset value is not calculated. When determining the net asset value of the Fund, management values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Unless material, as determined by management under the supervision of the Board of Trustees, events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the NYSE will not be reflected in such asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when the Fund is not accepting purchases or redemptions.

The Funds intend to pay all redemptions in cash and are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90- day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The AAL Money Market Fund-Amortized Cost Valuation

The AAL Money Market Fund values its portfolio securities on the basis of their amortized cost. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Fund may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

Although there is no assurance that it will be able to do so, the Fund will use its best efforts to maintain a constant net asset value of $1.00 per share for purchases and redemptions. The Board of Trustees has established procedures for this purpose, which procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Fund, the Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument deemed to have a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those dollar denominated instruments that the Board of Trustees determines present minimal credit risks as advised by the Adviser, and will comply with the requirements as to the quality of certain portfolio securities specified by the SEC for money market funds using the amortized cost method of valuation and with certain reporting and record keeping procedures. There is no assurance that constant net asset value can be maintained at all times. In the event amortized cost ceases to represent fair value, the Board will take appropriate action.

Letter of Intent

Under a Letter of Intent, as described in the prospectus, shares totaling 5% of the dollar amount indicated in the letter will be held in escrow by the Transfer Agent in the name of the purchaser. The Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13- month period, the Purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. The Distributor will liquidate sufficient escrowed shares to obtain such difference after expiration of the Letter of Intent.

Investment Advisory Services

Please refer to the description of the Adviser, Advisory Agreement and Fees under "Management of the Trust" in the Prospectus, which is incorporated herein by reference.

The following Executive Officers of the Trust also serve as officers or directors of the Adviser as shown below:



                              President; Director and President of AAL Capital
Ronald G. Anderson            Management Corporation since  2/26/97
222 West College Avenue
Appleton, WI 54919-0007
DOB 10/2/48
Robert G. Same                Secretary; Director since 1987,        Executive
222 West College Avenue       Vice President and Chief Operating Officer since
Appleton, WI 54919-0007       2/14/97 and Secretary of AAL Capital
DOB 7/28/45                   Management Corporation since 1987
Terrance P. Gallagher         Treasurer; Director and Chief Financial Officer of
222 West College Avenue       AAL Capital Management Corporation since 1994,
Appleton, WI 54919-0007       Senior Vice President since 1987 and Comptroller
DOB 9/20/58                   since 1992


Compensation of The Board of Trustees


The Fund makes no payments to any of its officers for services. However, any of the Trustees who are not officers or employees of the Adviser or its parent are paid, by The AAL Mutual Funds, an annual fee of $10,000 and a fee of $1,000 per meeting. These fees are assessed ratably to each series of The AAL Mutual Funds. Trustees are reimbursed by The AAL Mutual Funds for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for The AAL Mutual Funds. For the fiscal year ended April 30, 1997, The AAL Mutual Funds paid an aggregate of $60,280.54 in Trustees' fees and expenses.



(1)                 (2)                 (3)                 (4)                 (5)                 (6)
Name of             Capacities in       Aggregate           Pension or          Estimated           Total
Person              which               Remuneration        Retirement          Annual              Compensation
                    Remuneration                            Benefits            Benefits Upon       from
                    Received                                Accrued             Retirement          Registrant and
                                                            During                                  Fund Complex
                                                            Registrant's                            Paid to
                                                            Last Fiscal                             Trustees*
                                                            Year

Ronald G.           Trustee             -                   -                   -                   -
Anderson,
DOB 10/2/48

John H.             Trustee             -                   -                   -                   $4,500
Pender,
DOB 5/25/30

Richard L.          Trustee             -                   -                   -                   _
Gunderson,
DOB 6/14/33

F. Gregory          Trustee             $14,000             -                   -                   $20,000
Campbell,
DOB 12/16/39

D. W. Russler,      Trustee             $14,000             -                   -                   $20,000
DOB 10/28/28

Richard L.          Trustee             $14,000             -                   -                   $20,000
Gady,
DOB 2/28/43

Lawrence M.         Trustee             $14,000             -                   -                   $20,000
Woods,
DOB 4/14/32


*The Fund complex includes the AAL Variable Product Series Fund, Inc.

The Adviser furnishes the Funds, at the Adviser's expense, with all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under the Advisory Agreement. The Adviser also will pay all compensation of Trustees, officers and employees of the Trust who are affiliated persons of the Adviser. All costs and expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of its Trustees other than those affiliated with the Adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust's custodian and transfer agent; (g) expenses incident to the issuance of the Trust's shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares;
(i) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (j) all other expenses incidental to holding meetings of the Trust's shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such nonrecurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.

The Adviser has agreed to reimburse each of the Funds monthly to the extent that total annual expenses (excluding taxes, interest and brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, but including fees paid to the Adviser and/or a Sub-Adviser) exceed the applicable limits prescribed by any state in which the shares of such Fund are being offered for sale.



The Funds believe that currently the most restrictive state limits on annual expenses during any fiscal year are 2 1/2% of a Fund's average daily net assets up to $30 million, 2% of the next $70 million and 1 1/2% thereafter. The Adviser reimbursed annual expenses in excess of 1.6% for The AAL Equity Income Fund through April 30, 1994. In addition, the Adviser voluntarily has assumed annual expenses of The AAL Bond Fund in excess of: 0.70 of 1 % of average daily net assets of the Fund for the period from September 19, 1987 through March 31, 1988; 0.80 of 1 % of average daily net assets for the period from April 1, 1988 through January 31, 1989; 0.90 of 1% of average daily net assets from February 1, 1989 through July 31, 1989; and 1.0% of average daily net assets from August 1, 1989 through December 31, 1991. The Adviser reimbursed The AAL Money Market Fund for all expenses of that Fund in excess of the following percentages of average daily net assets for the dates indicated: all expenses, March 1988; 0.10 of 1%, April 1988; 0.20 of 1%, May 1 through July 31, 1988; 0.30 of 1%, August 1, 1988; 0.50 of 1%, September 1 through October 3, 1988; 0.60 of 1%, October 4 through 16, 1988; 0.70 of 1%, October 17, 1988, through January 31, 1989; 0.80 of 1%, February 1 through 14, 1989; 0.90 of 1%, February 15 through 28, 1989; and 1.0%, March 1, through May 30, 1989. The Adviser reimbursed The Money Market Fund by waiving 0.10 of 1% of its Advisory fee (to 0.30 of 1%), from August 19, 1992 to November 1, 1995 and waiving the entire advisory fee from November 1, 1995 through the end of 1996. As of

January 1, 1997, the Adviser is charging .20 of 1% advisory fee for The AAL Money Market Fund. These waivers are voluntary and may be discontinued at any time. The Adviser reimbursed The AAL Municipal Bond Fund for all expenses of that Fund in excess of: 0.80 of 1% of average daily net assets for the period August 1, 1988 through January 31, 1989; and 0.90 of 1% of average daily net assets from February 1, 1989 through December 31, 1991. The assumption of expenses may be initiated, modified or discontinued by the Adviser, for any Fund, at any time. The Funds have paid advisory fees net of reimbursements to the Adviser for the past three fiscal years ended April 30, 1997 as follows:


For the Year Ended            April 30, 1995           April 30, 1996           April 30, 1997
------------------------------------------------------------------------------------------------

The AAL Capital               $5,910,666               $7,332,620               $9,121,422
Growth Fund

The AAL Mid Cap               $1,443,406               $2,207,510               $3,188,294
Stock Fund

The AAL Small Cap             N/A                      N/A                      $159,016
Stock Fund

The AAL International         N/A                      $182,656                 $873,585
Fund

The AAL                       $260,436                 $445,179                 $643,863
Equity Income
Fund (f/k/a The AAL
Utilities Fund)

The AAL Bond Fund             $2,448,730               $2,410,603               $2,214,486

The AAL Municipal             $2,134,525               $2,215,237               $2,153,751
Bond Fund

The AAL High Yield            N/A                      N/A                      $60,205
Bond Fund

The AAL Money                 $335,173                 $448,619                 $780,148
Market Fund

From its advisory fees, the Adviser pays the sub-advisory fees for The AAL International Fund in accordance with the formula set forth in the prospectus. Prior to November 1, 1995, the Adviser paid Sub-Advisory fees from the Advisory fees received for The AAL Mid Cap Stock (f/k/a Smaller Company Stock Fund), Capital Growth, Equity Income, Bond, Municipal Bond and Money Market Funds.


The Advisory Agreement and Sub-Advisory Agreement for The AAL International Fund provide that subject to Section 36 of the Act, neither the Adviser nor Sub-Adviser shall be liable to the Trust for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust and the performance of their duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the agreements.

The Trust has agreed to use its best efforts to change its name if the Adviser ceases to act as such with respect to the Funds. The continued use of the Trust's present name would create confusion in the context of the Adviser or its parent's business.

The Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who were not interested persons (as defined in the Act) of any party to the agreement on August 21, 1990, and was approved by the shareholders of The AAL Municipal Bond Fund on November 27, 1990, and The AAL Capital Growth, Bond and Money Market Funds on December 20, 1990. After December 20, 1990, the Advisory Agreement was approved for:

     The AAL Mid Cap Stock Fund (f/k/a The AAL Smaller Company Stock Fund) by the Board of Trustees on May 18, 1993, and the sole shareholder on June 30, 1993;


     The AAL Equity Income Fund (f/k/a The AAL Utilities Fund) by the Board of Trustees on February 24, 1994, and the sole shareholder on March 18, 1994;


     The AAL International Fund by the Board of Trustees on May 23, 1995, and the sole shareholder on July 31, 1995;

     The AAL Small Cap Stock Fund by the Board of Trustees on February 23, 1996, and the sole shareholder on July 1, 1996; and

     The AAL High Yield Bond Fund by the Board of Trustees on May 29, 1996, and the sole shareholder on January 8, 1997.


Class B shares  for The AAL  Capital  Growth,  Mid Cap  Stock,  Small Cap Stock,
International, Equity Income (f/k/a The AAL Utilities Fund), Bond, Municipal Bond, High Yield Bond and Money Market Funds were approved by the Board of Trustees on, November 22, 1996, and the sole shareholder on January 8, 1997.

On October 16, 1995, the Board of Trustees terminated the Sub-Advisory Agreements (effective November 1, 1995) with, and approved the assumption of the duties by the Adviser of, the Sub-Advisers, Duff & Phelps Investment Management Co., and Pilgrim Baxter & Associates Ltd., for The AAL Capital Growth, Mid Cap Stock (f/k/a The Smaller Company Stock), Equity Income (f/k/a The AAL Utilities
Fund), Bond, Municipal Bond and Money Market Funds. The Board of Trustees also approved reductions in the advisory fees for these Funds.


On May 23, 1995, the Board of Trustees, including a majority of the Trustees who were not interested persons (as defined in the Act) of any party to the agreement approved the current

Sub-Advisory Agreement with Societe Generale Asset Management Corp. for The AAL International Fund.

The Advisory Agreement and Sub-Advisory Agreement will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in the Act). The Advisory Agreement and Sub-Advisory Agreement are terminable upon assignment or at any time without penalty by the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Trust. With respect to a particular Fund, the Advisory or Sub-Advisory Agreement, if any, is terminable by the vote of a majority of the outstanding shares of such Fund or by the Adviser on 60 days written notice to the Trust.

Distributor

AAL Capital Management Corporation is the exclusive underwriter for the Funds under a written Distribution Agreement, dated June 15, 1987, as amended, with the Funds. The underwriter offers the shares of the Funds for sale on a continuous basis through its field sales force.

Class A Shares: The public offering price of a Fund's Class A share is the net asset value next computed plus a sales charge that varies based on the quantity purchased. The public offering price of a Fund's Class A share is calculated by dividing the net asset value of the Class A share being purchased by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (See "Buying Shares In The Funds" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of a particular Fund alone or in combination with shares of all classes of the other Funds (as noted under "Right of Accumulation") by any person, including family members who live with the purchaser (i.e., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or Letter of Intent as set forth in the Prospectus. The Funds offer a reduction in the sales charges for non-profit organizations, charitable trusts, charitable remainder Unitrusts, endowments, AAL branches and congregations (See "50% Reduction" in the Prospectus).

The underwriter does not, and did not, receive compensation in connection with redemptions and repurchases or brokerage commissions for Class A shares.


The aggregate underwriting commissions received and the amount of commissions retained by the underwriter for the past three years ended April 30, 1997 for Class A Shares were as follows:

                                 Class A Shares

For Fiscal Year Ended         Aggregate Commissions         Retained Commissions

April 30, 1995                     $13,705,723                   $837,983
April 30,1996                      $17,870,771                   $5,027,588
April 30, 1997                     $18,026,973                   $7,289,125

Class B Shares: The public offering price of a Fund's Class B share is the net asset value (See "Buying Shares in the Funds" in the prospectus). The Funds began offering Class B shares on January 8, 1997. From January 8, 1997 through April 30, 1997, the aggregate redemption fees (underwriting commissions) received and the amount of compensation retained by the underwriter were as follows:

                                 Class B Shares


For Fiscal Year Ended 4/30/97      Aggregate Commissions    Retained Commissions

From January 8, 1997 to the             $71                           $71
Fiscal Year Ended April 30,
1997


General

AAL Capital Management Corporation acts as exclusive underwriter for two additional series of The AAL Mutual Funds: The AAL U.S. Government Zero Coupon Target Fund, Series 2001; and The AAL U.S. Government Zero Coupon Target Fund, Series 2006.

Distribution Plan

The Trust has adopted a distribution plan for Class A and Class B shares (the "Distribution Plan") pursuant to Rule 12b-1 (the "Rule") under the Act.

The Plan authorizes the distributor to make certain payments (either as a "12b-1 Distribution Fee" or a "Service Fee") to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of the Funds' shares (such as sale or placement of the Funds' shares, or administrative assistance, such as maintenance of sub-accounting or other records). The Plan also authorizes the Distributor to purchase advertising for shares of the Funds, to pay for sales literature and other promotional material, and to make payments to its sales personnel.

Any payments paid under the Plan to qualified recipients or expenses will be reimbursed or paid by the Funds for Class A and Class B shares as follows:


Class A Shares -- The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Equity Income, Bond, Municipal

Bond, High Yield Bond and Money Market Funds -- In a given fiscal year, the Funds, pursuant to the Plan, will pay up to a limit of 0.25 of 1% of the average net assets (0.125 of 1% for The AAL Money Market Fund) as a Service Fee for Class A shares. The Funds will not reimburse or pay for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Since August 19, 1992 and October 1, 1992, the Distributor has reimbursed 0.025 of 1% and the entire 0.125 of 1%, respectively, of the service fees under the Plan for The AAL Money Market Fund, which prior to January 8, 1997 were described as a 12b-1 Distribution Fee). This continuing reimbursement is voluntary and may be modified or discontinued at any time.

Class B Shares -- The AAL Capital Growth, Mid Cap Stock , Small Cap Stock, International, Equity Income, Bond, Municipal Bond, High Yield Bond and Money Market Funds -- In a given fiscal year, the Funds, pursuant to the Plan, will pay up to a limit of 0.75 of 1% of the average daily net assets as a 12b-1 Distribution Fee and up to a limit of 0.25 of 1% of the average daily net assets as a Service Fee for Class B shares. Pursuant to the Plan, the Funds will not reimburse or pay for expenses of past fiscal years or in contemplation of expenses for future fiscal years.


The Plan states that if and to the extent that any of the payments by a Fund for Class A and Class B shares are considered to be "primarily intended to result in the sale of shares" issued by a Fund within the meaning of the Rule, such payments by a Fund are authorized without limit under the Plans and shall not be included in the limitations contained in the Plan, including: (a) the costs of the preparation, printing and mailing of all require reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (b) the costs of preparing, printing and mailing of all prospectuses to shareholders; (c) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (d) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (e) all fees and expenses relating to the qualification of the Funds and or their shares under the securities or "Blue Sky" laws of any jurisdiction;
(f) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (g) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance, (h) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (i) all costs of responding to telephone or mail inquiries of shareholders.

The Plan also states that the costs of distribution of the Trust's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Funds to the Adviser. If and to the extent that any investment advisory fees paid by the Funds might, in view of any excess distribution costs and the common ownership of the Adviser and Distributor, be considered as indirectly financing any activity that is primarily intended to result in the sale of shares issued by the Funds, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the Act as to any investment advisory contract to which the Trust is a party, the Board of Trustees, including its Trustees who are not "interested persons" as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans ("Qualified Trustees"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the Act.


The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Trustees, and the Trustees shall review, the following: (a) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payments was were made; (b) the amounts of expenses and the purpose of each such expense; and (c) all costs of the other payments specified in the Plans (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter. The aggregate amount paid by the Funds to the Distributor under the Plan for Class A shares for the fiscal year ended April 30, 1997, and the manner in which this amount was spent is as follows:

                                 Class A Shares


Gross 12b-1 Fees Paid by the Funds for Class                     $7,719,753
A Shares

                                  Expenditures

Compensation to Registered Representatives                       $7,567,489
Other                                                            $152,264

Class B shares first became available to investors on January 8, 1997. The aggregate amount paid by the Funds to the Distributor under the Plan for Class B shares from January 8, 1997 through the fiscal year ended April 30, 1997, and the manner in which this amount was spent is as follows:

                                 Class B Shares


Gross 12b-1 Fees Paid by the Funds for Class                     $18,104
B Shares
                                  Expenditures
Compensation to Registered Representatives                       $4,833
Other                                                            $13,271

Management and the Board of Trustees believe that the Distribution Plan and the Service and 12b-1 fees have a positive impact on sales of the Funds and the retention of Fund assets, both of which are beneficial to the Funds and the Funds' shareholders.

The Plan was approved by the shareholders of the Trust at the Trust's first meeting of shareholders held on September 13, 1988. The Plan at that time and up until January 8, 1997 included only the shares that now are referred to as Class A shares. As of January 8, 1997, the Plan includes Class B shares. The Plan as Amended and Restated was approved by the sole shareholder of the Trust's Class B shares on January 8, 1997. The Plan will continue in effect from year-to-year only so long as such continuance is specifically approved at least annually by the Board of Trustees and the Qualified Trustees (as defined in the Plan) cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time without penalty by a vote of a majority of the Qualified Trustees or by the vote of the holders of a majority of the outstanding voting securities for each class of shares of the Trust, with respect to any Fund by the vote of a majority of the outstanding shares for each class of such Fund. The Plan may not be amended to increase materially the amount of payments to be made for the separate class shares without shareholder approval of the class. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust is committed to the discretion of such disinterested Trustees. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Portfolio Transactions

The Adviser and/or Sub-Adviser for The AAL International Fund direct the placement of orders for the purchase and sale of the Funds' portfolio securities.

The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sellers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, the Adviser seeks the best combination of price and execution.

In determining which brokers provide best execution, the Adviser and/or Sub-Adviser for The AAL International Fund look primarily to the stock price quoted by the broker, and normally places orders with the broker through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Adviser and/or Sub- Adviser for The AAL International Fund will consider all factors they deem relevant, including the breadth or the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Although it is expected that sales of shares of the Funds will be made only by the Distributor, the Adviser may in the future consider the willingness of particular brokers to sell shares of the Funds as a factor in the selection of brokers for the Funds' portfolio transactions, subject to the overall best price and execution standard.


Assuming equal execution capabilities, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The Adviser and/or Sub-Adviser for The AAL International Fund may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Funds' net asset values, and other information provided to the Funds, to the Adviser or Sub-Adviser (or their affiliates). The Adviser and/or Sub-Adviser for The AAL International Fund may also cause a Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser and/or Sub-Adviser for The AAL International Fund must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser and/or Sub-Adviser for The AAL International Fund exercise investment discretion. It is possible that certain of the services received by the Adviser and/or Sub-Adviser for The AAL International Fund attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser and/or Sub-Adviser for The AAL International Fund. The Funds paid, $1,108,673, $1,697,844 and $4,205,263 in brokerage commissions in each of the past 3 fiscal years.


Dividends, Distributions and Taxes


     The AAL Capital Growth, Mid Cap Stock
     , Small Cap Stock, International, Equity Income, Bond, High Yield Bond and Money Market Funds


Each of the Funds' dividends, except for The AAL Municipal Bond Fund's dividends, from net investment income together with distribution of short-term capital gains (collectively "income dividends") are taxable as ordinary income to shareholders whether paid in additional shares or in cash. Any long-term capital gains ("capital gains distributions") distributed to shareholders are treated as such by the shareholders, whether received in cash or in additional shares, regardless of the length of time a shareholder has owned the shares. These Funds intend to distribute substantially all their net investment income and net realized long-term capital gains in order to avoid imposition of federal income and excise tax liability.

The AAL Mid Cap Stock, Small Cap Stock and International Funds expect to pay any dividends annually. The AAL Capital Growth Fund expects to pay any dividends semi-annually and The AAL come Fund expects to pay any dividends quarterly. The AAL Bond, High Yield Bond and Money Market Funds will accrue income dividends daily and expect to pay these dividends monthly. These Funds expect to distribute capital gains, if any, at least annually.


     The AAL Municipal Bond Fund

This Fund expects to accrue income dividends daily and to distribute to shareholders all of its net investment income in monthly dividends and net realized capital gains, if any, at least annually. Dividends derived from the interest earned on municipal securities constitute "exempt-interest dividends" and are generally not subject to federal income tax. Distributions of net realized capital gains (whether from tax-exempt or taxable securities) are taxable to shareholders. The federal income tax status of all distributions will be reported to shareholders annually. Such report will allocate income dividends between tax-exempt and taxable income (if any) in approximately the same proportions as the Fund's total income during the year. Accordingly, income derived from each of these sources by the Fund may vary substantially in any particular distribution period from the allocation reported to shareholders annually.

Interest on borrowing a shareholder incurs to purchase or carry shares of this Fund may not be deductible for federal income tax purposes. Shareholders may be subject to state and local taxes on dividends from this Fund, including those which are exempt from federal income tax.

Entities or persons who are "substantial users" (or persons who are related to "substantial users") of facilities financed by industrial revenue bonds should consult their tax advisers before purchasing shares of The AAL Municipal Bond Fund. For these purposes, the term "substantial user" is defined generally to include a "nonexempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development revenue bonds.


The 1986 Tax Reform Act subjects tax-exempt interest attributable to certain "private activity bonds" (including, in the case of a regulated investment company receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that company) to the individual and corporate alternative minimum tax. However, the Fund will not invest more than 20% of its assets in such private activity bonds. Moreover, certain corporate shareholders may be subject to a federal "environmental" tax with respect to their receipt of dividends and distributions.

The AAL International Fund -- Foreign Withholding Tax

The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the yield on the Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consist of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

If the pass through election described above is made, the source of the Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.


The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income.


Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid to such country; and (ii) the portion of the Fund's dividends and distributions that represent income derived from sources within such country.

Investments by the Fund in stocks of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain "excess distributions" and any gain from the disposition of stocks of the PFIC, as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stocks. Any amounts allocated to prior taxable year will be taxable to the Fund at the highest rate of tax applicable in that year, increased by a interest charge determined as though the amounts were underpayment of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund's net investment income for that year, and to the extent distributed as a dividend to the Fund's shareholders would not be taxable to the Fund.

Summary

The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders. Investors are urged to consult their tax advisors with specific reference to their own tax situations, including state and local tax liability.

Calculation of Yield and Total Return

From time to time the Funds may advertise yield and total return for Class A and Class B shares for various periods of investment. Such information will always include uniform performance calculations based on standardized methods established by The Securities and Exchange Commission, which reflect the front-end sales charge on a Class A share and the contingent deferred sales charge ("CDSC") on a Class B share, and may also include other total return information without giving effect to the sales charges. Yield is based on historical earnings and total return is based on historical calculated earnings; neither is intended to indicate future performance. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information and the impact of taxes on alternative investments when comparing a particular Fund's performance to the performance data published for alternative investments.

Standardized Performance Information

Average Annual Total Return. For each of the Funds, except The AAL Money Market Fund, standardized average annual total return is computed by finding the average annual compounded rates of return for Class A and Class B shares over the 1, 5 and 10 year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested in each class to the ending redeemable value according to the following formula:

          T    =  (ERV/P)^(1/n) - 1

     Where:

          T    =  average annual total return for the class;

          n    =  number of years and portion of a year;


          ERV  =  ending  redeemable  value for the class (of the hypothetical
                  $1,000 payment) at the end of the 1, 5 and 10 year periods, or fractional portion thereof, after deduction of all non-recurring charges for the class (CDSC for Class B shares), assuming redemption at the end of the period;


          P    =  $1,000 (the hypothetical initial payment before deduction of the maximum sales load, if any); and

          ^    =  raised to the power of.


 Annual Returns for the 1 and 5 Year and Since Inception Periods Ended April 30,
             1997, for Class A Shares Based on Gross Amount Invested

The Fund and                  Total Return for the     Average Annual Total     Average Annual Total
Inception Date                1-year Period Ended      Return for the 5-Year    Return for the Period
                              4/30/97                  Period Ended 4/30/97     Ended 4/30/97 Since
                                                                                Inception

The AAL Capital               15.75%                   12.36%                   11.01%
Growth Fund (7/16/87)

The AAL Mid Cap               (14.62)%                 N/A                      10.36%
Stock Fund (6/30/93)

The AAL Small Cap             N/A                      N/A                      N/A
Stock Fund (7/1/96)

The AAL International         2.08%                    N/A                      7.42%
Fund (8/1/95)

The AAL                       3.61%                    N/A                      6.20%
Equity Income
Fund (f/k/a) The AAL
Utilities Fund)
(3/18/94)

The AAL Bond Fund             2.18%                    5.09%                    6.78%
(7/16/87)

The AAL Municipal             2.42%                    5.92%                    6.38%
Bond Fund (7/16/87)

The AAL High Yield            N/A                      N/A                      N/A
Bond Fund (1/8/97)


There is no standardized annual return information, which is based on gross amount invested, available for Class B shares. Class B shares first became available to investors on January 8, 1997.

Current Yield. Current yield quotations for the Funds, except The AAL Money Market Fund, are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share for each class earned during the period by the maximum offering price per share for each class on the last day of the period, according to the following formula:

                  Yield  2[((a - b)/(cd) + 1)^6 - 1]

     where:

          a     =  dividends  and  interest  earned  by the Class  during  the period;

          b     =  expenses  accrued  by the  Class  for  the  period  (net of reimbursements);

          c     =  the average daily number of shares outstanding for the Class during the period they were entitled to receive dividends; and

          d     =  the  maximum  offering  price per share for the Class on the last day of the period.

          ^     =  to the power of.


For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage-backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly pay down. Income earned on stocks is determined by using the stated annual dividend rate applied over the performance period. The yields for The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Equity Income, Bond, Municipal Bond and High Yield Bond Funds for the 30-day period ended April 30, 1997 for Class A shares were:

                              Class A Share Yields
                           30-day period ended 4/30/97

Capital        Mid Cap        Small Cap      International       Equity         Bond           Municipal      High Yield
Growth         Stock          Stock                              Income                        Bond           Bond

 .82%           (.36)%         (1.07%)        11.71%              4.12%          5.96%          4.46%          9.01%

The  yields  for  the AAL  Capital  Growth,  Mid Cap  Stock,  Small  Cap  Stock,
International,  Equity Income, Bond, Municipal and High Yield Bond Funds for the
30-day period ended April 30, 1997 for Class B shares were:


                              Class B Share Yields
                           30-day period ended 4/30/97

Capital        Mid Cap        Small          International       Equity         Bond           Municipal      High Yield
Growth         Stock          Cap                                Income                        Bond           Bond
                              Stock

 .10%           (1.19)%        (1.89)%        11.38%              3.54%          5.43%          3.89%          8.64%


When advertising yield, a Fund will not advertise a one-month or a 30-day period that ends more than 45 days before the date on which the advertisement is published.


Tax Equivalent Yield. The AAL Municipal Bond Fund will calculate a tax equivalent yield based on a 30-day (or one-month) period for Class A and Class B shares, computed by dividing that portion of the yield of the Fund for the share class (computed as described above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion if any, of the yield of that share class for the Fund that is not tax exempt. The formula for computation of the tax equivalent yield is:

                  X =   ( N/1-F) + T

     Where:

                  N =   % of yield for the class derived from tax-exempt income;

                  F =   federal income tax rate; and

                  T =   % of yield for the class derived from taxable income.


The tax equivalent yield at 31% tax rate for the 30-day period ended April 30, 1997, for a Class A share and a Class B share for The AAL Municipal Bond Fund were 6.46% and 5.64%, respectively. Class B shares first became available to investors on January 8, 1997.

Current and Effective Yield - The AAL Money Market Fund. The AAL Money Market Fund may quote a current yield or effective yield for Class A and Class B shares from time-to-time. The current yield is an annualized yield based on the net change in account value for each class for a seven-day period. The effective yield is an annualized yield based on a daily compounding of the current yield for each share class. These yields are each computed by first determining the "Net Change in Account Value" for each share class for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account. The yields for each share class are computed as follows:

     Current Yield = Net Change in Account Value Per Class       365
                     -------------------------------------       ---
                       Beginning Account Value Per Class         x 7

     Effective Yield = [1 + Net Change in Account Value Per Class]  365/7 - 1


For the seven-day period ended April 30, 1997, the current and effective yields of The AAL Money Market Fund for Class A shares were 5.06% and 5.19%, respectively, and for Class B shares 4.36% and 4.46%, respectively. Class B shares first became available to investors on January 8, 1997.


In addition to fluctuations reflecting changes in net income of the Fund resulting from changes in income earned on its portfolio securities and in its expenses, the Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. (See "Net Asset Value" in the Prospectus and in this Statement.) Portfolio changes resulting from net purchase or net redemptions of Fund shares may affect yield. Accordingly, the Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Fund's yield is not guaranteed nor is its principal insured. Although there is no assurance that it will be able to do so, the Fund will use its best efforts to maintain its net asset value per share at $1.00.

Other Performance Information

All of The AAL Mutual Funds may, from time to time, include in their sales literature and advertisements: (1) total return quotations computed for different time periods or by a method that differs from the computations described in the section above for Class A and B shares; (2) calculations of the growth of an investment (or series of investments), at various assumed interest rates and compounding, to show the effect of the length of time, interest rate and/or tax deferral on an investment for Class A and B shares; (3) illustrate the concepts of asset allocation by use of hypothetical case studies using various risk levels and life cycles, as well as illustrating the effect of various tax brackets and tax deferrals on hypothetical systematic investing for Class A and Class B shares; and (4) performance relative to the performance of other investments such as stocks, bonds, closed end funds, certificates of deposit, as well as various indices such as the Consumer Price Index and indices generated by lbbotson & Associates and Chase Global Data and Research Products for Class A and B shares.

Average Annual Total Return. All Funds, except The AAL Money Market Fund, may advertise an average annual total return calculation for Class A and Class B shares for any appropriate time period, based upon the value of a net investment in the Fund for the class, after deduction of the maximum sales charge for Class A shares and after deducting the CDSC for Class B shares according to the following formula:

                  T =           n(ERV/P)^(1/n)-1

     where:

                  T =           average annual total return for the class;

                  n =           number of years and portion of a year;

                  ERV = ending redeemable value for the class (of the hypothetical $1,000 investment) at the end of any period after deducting all non-recurring charges (CDSC for Class B shares) assuming redemption at the end of the period;

                  P             =   $1,000   (the   hypothetical   initial   net
                                investment after deduction of the sales load, if
                                any).

                  ^ =           raised to the power of.

Annual Returns for the 1 and 5 Year and Since Inception Periods Ended April 30, 1997, for Class A Shares Based on Net Amount Invested

The Fund and                  Total Return for the          Average Annual Total          Average Annual Total
Inception Date                1-Year Period Ended           Return for the 5-Year         Return for the Period
                              4/30/97                       Period Ended 4/30/97          Ended 4/30/97 Since
                                                                                          Inception

The AAL Capital               20.55%                        13.28%                        11.48%
Growth Fund (7/16/87)

The AAL Mid Cap               (11.08)%                      N/A                           11.55%
Stock Fund (6/30/93)

The AAL Small Cap             N/A                           N/A                           N/A
Stock Fund (7/1/96)

The AAL International         6.32%                         N/A                           9.98%
Fund (8/1/95)

The AAL                       7.88%                         N/A                           7.61%
Equity Income Fund
(f/k/a The AAL
Utilities Fund)
(3/18/94)

The AAL Bond Fund             6.43%                         5.96%                         7.23%
(7/16/87)

The AAL Municipal             6.64%                         6.78%                         6.83%
Bond Fund (7/16/87)

The AAL High Yield            N/A                           N/A                           N/A
Bond Fund (1/8/97)

There is no annual return information based on net amount invested available for Class B shares. Class B shares first became available to investors on January 8, 1997.




Performance information for Class A and B shares for the Funds may be compared to various unmanaged indexes, such as Morgan Stanley's EAFE and World, Dow Jones Industrial and Averages, the S&P 500, S&P MidCap 400, S&P Small Cap or Lehman Brothers High Yield Index, Lehman Brothers Aggregate or other Lehman Bond Indexes, as well as indices of similar mutual funds, and various foreign country and currency indices. The Funds may include in their advertising rankings published by recognized statistical services or publishers such as Morningstar, Lipper Analytical Services, Inc., Weisenberger Investment Companies Services or rankings shares published by other comparable national services that rank mutual funds. They also may use information from publications such as Barron's, Business Week, The Economist, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Smart Money, the Star, The Wall Street Journal or Worth, and from videotapes of television shows and interviews involving investment experts, including employees of the Adviser and/or Sub-Adviser for The AAL International Fund. Advertisements may depict performance graphically.



General

The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Pursuant to this authority, the Trustees have issued Class A and Class B shares for the Funds, except for The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006. Each class share represents an interest in a Fund proportionately equal to the interest of each other share in its class. If the Trust were to liquidate, all shareholders of a Fund would share pro rata in its net assets for the class available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board may create additional classes of shares that may differ from each other only as to dividends or, as is the case with the Funds, as to assets and liabilities (in which case any such class would have a designation including the word "Series"). Shares of each series are entitled to vote as a series only to the extent required by the '40 Act or as permitted by the Trustees. Income and operating expenses are allocated fairly among the series by the Trustees.


As of June 16, 1997, the officers and Trustees of the Trust owned less than 1% of the shares of any Funds. As of June 16, 1997, the following account holders held in excess of 5% of the following Funds' shares:

                                                                 Percentage
Shareholder                                                      Ownership

Aid Association for Lutherans (AAL)
4321 N. Ballard Road
Appleton, Wisconsin 54919

     The AAL High Yield Bond Fund                                37%

LCMS Foundation

     The AAL Bond Fund                                           6%

Because AAL owns more than 25% of The AAL High Yield Bond Fund, AAL is considered a control person of the Fund and, as such, has voting power in connection with any matters subject to a shareholders vote for the Fund.


Except for the election of Trustees and ratification of the selection of accountants, any matter required to be submitted to shareholder vote is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each Series affected by the matter.


The AAL  Capital  Growth,  Mid Cap Stock  (f/k/a The AAL Smaller  Company  Stock
Fund), Small Cap Stock, Equity Income, Bond, Municipal Bond, High Yield Bond and Money Mark t Funds' custodian is Firstar Trust Company. The AAL International Fund's custodian is The Chase Manhattan Bank, N.A. The custodians are responsible for holding the Funds' assets.


AAL Capital Management Corporation provides certain administrative, accounting and pricing services to the Funds, including calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balance monthly; recording purchases and sales based on Sub-Adviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds. These services were formerly provided by the Funds' Custodian. An Administrative Services Agreement with the Adviser was approved by a majority of the Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Funds or of the Adviser and was approved by the shareholders of The AAL Municipal

Bond Fund on November 27, 1990 and of The AAL Capital Growth, Bond and Money Market Funds on December 20, 1990, The Board of Trustees approved the addition of:


     The AAL Mid Cap Stock Fund to this agreement on May 18, 1993; The AAL Equity Income Fund on February 24, 1994; The AAL International Fund on May 23, 1995; The AAL Small Cap Stock on February 28, 1996; and The AAL High Yield Bond Fund on May 29, 1996.


The principal motivation for having the Adviser provide these services was cost. The Adviser has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services. The initial rate of payment for these services was $25,000 per Fund per year, plus the cost of outside pricing services but only to the extent the Adviser is not voluntarily absorbing any expenses of that Fund. The annual rates of payment approved by the Trustees presently are:


     The AAL Capital Growth Fund - $35,000 The AAL Mid Cap Stock Fund - $35,000 The AAL Small Cap Stock Fund - $35,000 The AAL International Fund - $40,000 The AAL Equity Income Fund - $35,000 The AAL Bond Fund - $35,000 The AAL Municipal Bond Fund - $35,000 The AAL High Yield Bond Fund - $30,000 The AAL Money Market Fund - $35,000

     The AAL U. S. Government Zero Coupon Target Fund Series 2001 - $2,500 The AAL U. S. Government Zero Coupon Target Fund Series 2006 - $2,500

The Agreement will continue in effect from year to year, as long as it is approved at least annually by the Funds' Board of Trustees or by a vote of the outstanding voting securities of the Funds and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60-days' notice. The Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Agreement.

Shareholder Maintenance Agreement

The Board of Trustees authorized the Funds to contract with AAL Capital Management Corporation for certain shareholder maintenance services, effective April 1, 1995. These shareholder services include answering customer inquiries regarding account status, explaining and assisting customers with the exercise of their account options and facilitating shareholder telephone transaction requests.

The annual fee payable to AAL Capital Management Corporation for providing such services is based upon, and limited by, the difference between the current account fees actually charged by Firstar Trust Company, as transfer and dividend disbursing agent, and the normal full-service fee schedule published by Firstar Trust Company, as well as reimbursement for certain actual out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is at an annualized rate of $4.08 per account, effective June 1, 1996. The Agreement will continue in effect from year to year, as long as it is approved at least annually by the Funds' Board of Trustees or by a vote of the outstanding voting securities of the Funds and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60-days' notice. The Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Agreement. These fees are not currently assessed against the Fund but may be in the future.

Independent Accountants

The Trust's independent accountants, Price Waterhouse LLP, examine the Funds' annual financial statements, assist in the preparation of certain reports to the Securities and Exchange Commission and review the Trust's state and Funds' federal tax returns.

Financial Statements


The  financial   statements,   notes  to  financial  statements  and  report  of
independent accountants for the Funds included in the Annual Report to Shareholders of the Trust, for the year ended April 30, 1997 are hereby incorporated by reference.

                              THE AAL MUTUAL FUNDS
                                     PART C

                                OTHER INFORMATION

Item 24.        Financial Statements and Exhibits


(a) Financial Statements: The AAL Mutual Funds ("Trust") has filed audited financial statements for the Trust for the fiscal year ended April 30, 1997, for the following series: The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Equity Income (f/k/a The AAL Utilities Fund), Bond, Municipal Bond, High Yield Bond and Money Market Funds; and The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006, contained in the Annual Reports for April 30, 1997, which are incorporated by reference into this Post-Effective Amendment to this Registration Statement. The AAL U. S. Government Zero Coupon Target Funds, Series 2001 and 2006 are contained in a separate prospectus. The Trust has closed The AAL U. S. Government Zero Coupon Target Funds, Series 2001 and 2006, to new investors.


(b) Exhibits: Except as noted below, all required exhibits have been previously filed and are incorporated by reference from the Registrant's Registration Statement on Form N-1A (File No. 33-12911), as amended;

     (11) Independent Accountants' Consent;

     (14) IRS Form 5305 SIMPLE Plan; and

     (17) The Financial Data Schedule (included as Exhibit 27);

Item 25.        Persons Controlled by or under Common Control with Registrant

AAL Capital Management Corporation (the "Adviser" and "Distributor" for The AAL Mutual Funds ("Trust")) was organized in 1986 as a Delaware corporation, all of the shares of which are owned by AAL Holdings Inc., a wholly-owned subsidiary of the Aid Association for Lutherans ("AAL"). AAL is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society in all states. Under an Investment Advisory Agreement and a Distribution Agreement with the Trust, and subject to the supervision of the Funds' Board of Trustees, AAL Capital Management Corporation provides the investment advisory, administrative, shareholder, distribution and other services for the Funds.

Item 26.        Number of Holders of Securities

On June 1, 1997, the following indicates the number of record shareholders of each series of the Registrant:

The AAL Capital Growth Fund - 171,119; The AAL Mid Cap Stock Fund - 87,166; The AAL Small Cap Stock Fund - 17,597; The AAL International Fund - 27,363; The AAL Equity Income Fund - 18,899; The AAL Bond Fund - 29,831; The AAL Municipal Bond Fund - 17,388; The AAL High Yield Bond Fund - 3,471; The AAL Money Market Fund - 24,394;
The AAL U.S. Government Zero Coupon Target Funds, Series 2001 - 224; and
The AAL U.S. Government Zero Coupon Target Funds, Series 2006 - 230.

Item 27.        Indemnification

Under Section 12 of Article Seven of the Registrant's Declaration of Trust, the Trust may not indemnify any trustee, officer or employee for expenses (e.g., attorney's fees, judgments, fines and settlement amounts) incurred in any threatened, pending or completed action, if there has been an adjudication of liability against such person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties of office ("disability conduct").

The Trust shall indemnify its trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person was not liable by reason of disabling conduct by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person was not liable for reasons of such conduct is made by: (a) a majority vote of disinterested, non-party Trustees; or (b) independent legal counsel in a written opinion.

Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance
unless  it  is   ultimately   determined   that  such   person  is  entitled  to
indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) the registrant is insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party Trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provision, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.        Business and other Connections of the Investment Adviser.

AAL Capital Management Corporation is the investment adviser ("Adviser") of the Registrant. Societe Generale Asset Management Corp is the sub-adviser for The AAL International Fund. For information as to the business, profession, vocation or employment of a substantial nature of the Adviser, reference is made to Parts A and B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Adviser.

Item 29.        Principal Underwriters

                (a)          None

                (b)


Name and Principal          Positions and                  Positions and Offices
Business                    Offices with                   with Registrant
                            Underwriter
--------------------------------------------------------------------------------
Ronald G. Anderson          Chairman of the                Trustee and President
222 W. College Ave.         Board of Directors
Appleton, WI 54919

Robert G. Same              Executive Vice President,      Secretary and
222 W. College Ave.         Chief Operating Officer,       Vice President
Appleton, WI 54919          Secretary and Director

Terrance P. Gallagher       Senior Vice President,         Treasurer
222 W. College Ave.         CFO, Treasurer
Appleton, WI 54919          and Director

Robert Roth                 Senior Vice                    None
222 W. College Ave.         President
Appleton, WI 54919

James H. Abitz              Director                       None
222 W. College Ave.

Appleton, WI 54919

Woody Eno                   Director                       None
222 W. College Ave.
Appleton, WI 54919

Jerome Laubenstein          Director                       None
4321 N. Ballard Rd.
Appleton, WI 54919

Steven Weber                Director                       None
4321 N. Ballard Rd.
Appleton, WI 54919

Roger Johnson               Director                       None
4321 N. Ballard Rd
Appleton, WI 54919

Anthony De Angelis          Vice President                 None
222 West College Ave.
Appleton, WI 54919

Kenneth E. Podell           Assistant                      None
222 West College Ave.       Secretary
Appleton, WI 54919

Paul Stadler                Vice President                 None
222 West College Ave.
Appleton, WI 54919

Lori Richardson             Vice President                 None
222 West College Ave.
Appleton, WI 54919

Charles D. Gariboldi, Jr.   Assistant Vice                 Assistant Treasurer
222 West College Ave.       President
Appleton, WI 54919

Charles Friedman            Assistant Vice                 None
222 West College Ave.       President
Appleton, WI 5491 9

Joseph Wreschnig            Assistant Vice President       Assistant Secretary
222 West College Ave.       and Assistant Secretary
Appleton, WI 54919

Wendy Schmidt               Assistant Vice President       None
222 West College Ave.
Appleton, WI 54919

Item 30.        Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of The Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant and Registrant's Custodian as follows: all documents required to be maintained by Rule 31a-1(b) will be maintained by Registrant, except that records required to be maintained by paragraph (2)(iv) of Rule 31a-1(b) will be maintained by the Custodian.

Item 31.        Management Services

                Not applicable

Item 32.        Undertakings

     1. The Registrant undertakes that, at the request of the shareholders holding 10% or more of the outstanding shares of the Registrant, the Registrant will hold a special meeting for the purpose of considering the removal of a trustee from office, and the Registrant will cooperate with and assist shareholders of record who notify the Registrant that they wish to communicate with the other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the Investment Company Act, as amended.

     2. Registrant undertakes to furnish a copy of the Registrant's latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Appleton and State of Wisconsin, on the 24th day of June, 1997.

THE AAL MUTUAL FUNDS


/s/ Ronald G. Anderson
---------------------------------------------------
Ronald G. Anderson, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Richard L. Gunderson*          Trustee                  June 24, 1997
-------------------------------
Richard L Gunderson

/s/ John H. Pender*                Trustee                  June 24, 1997
-------------------------------
John H. Pender

/s/ Richard L. Gady*               Trustee                  June 24, 1997
-------------------------------
Richard L. Gady

/s/ D. W. Russler*                 Trustee                  June 24, 1997
-------------------------------
D.W. Russler

/s/ Lawrence M. Woods*             Trustee                  June 24, 1997
-------------------------------
Lawrence M. Woods

/s/ F. Gregory Campbell*           Trustee                  June 24, 1997
-------------------------------
F. Gregory Campbell

/s/ Terrance P. Gallagher          Principal                June 24, 1997
-------------------------------    Financial and
Terrance P. Gallagher              Accounting Officer


/s/ Ronald G. Anderson             Trustee and              June 24, 1997
-------------------------------    President
Ronald G. Anderson, Trustee

*Pursuant to Powers of Attorney

                                  Exhibit Index
Item 24                                                                    Page

Exhibit Number

24(b)(11)       Independent Accountants' Consent

24(b)(14)       IRS Form 5305 SIMPLE

24(b)(16)       Schedule for computation of the  performance  quotations for The
                Small Cap Stock and High Yield Bond Funds and Class B shares for
                The  AAL  Capital  Growth,  Mid  Cap  Stock,  Small  Cap  Stock,
                International,  Equity Income (Utilities), Bond, Municipal Bond,
                High Yield Bond and Money Market Funds

27              Financial Data Schedule